UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07751

Nuveen Multistate Trust IV

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
31 May 2021
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class I
Nuveen Kansas Municipal Bond Fund	FKSTX	FAFOX	FCKSX	FRKSX
Nuveen Kentucky Municipal Bond Fund	FKYTX	FKCCX	FKYCX	FKYRX
Nuveen Michigan Municipal Bond Fund	FMITX	FAFNX	FLMCX	NMMIX
Nuveen Missouri Municipal Bond Fund	FMOTX	FAFPX	FMOCX	FMMRX
Nuveen Ohio Municipal Bond Fund	FOHTX	FAFMX	FOHCX	NXOHX
Nuveen Wisconsin Municipal Bond Fund	FWIAX	FWCCX	FWICX	FWIRX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a year marked by a global economic downturn, financial market turbulence and some immeasurable losses. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.
Global economic activity has continued to rebound, driving both gross domestic product growth and inflation higher, especially in the U.S. Vaccinations have enabled a further reopening of economies while governments and central banks have taken extraordinary measures to support the recoveries. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen. The U.S. Federal Reserve (Fed) and other central banks around the world have upgraded their economic forecasts but remain committed to sustaining the recovery by maintaining accommodative monetary conditions. However, as economies have reopened, the surge in consumer demand has outpaced supply chain capacity, resulting in a jump in inflation indicators in recent months. Whether inflation persists is a subject of debate by economists and market observers, while the Fed and other central banks believe it to be more transitory.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. Markets are closely monitoring central bank signals, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, COVID-19 cases are still elevated in some regions, as more virulent strains have spread and vaccination rollouts have been uneven around the country and around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the virus spread. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it can be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
July 22, 2021

Portfolio Managers’
Comments
Nuveen Kansas Municipal Bond Fund
Nuveen Kentucky Municipal Bond Fund
Nuveen Michigan Municipal Bond Fund
Nuveen Missouri Municipal Bond Fund
Nuveen Ohio Municipal Bond Fund
Nuveen Wisconsin Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers Daniel J. Close, CFA, Steven M. Hlavin and Christopher L. Drahn, CFA, review economic and market conditions, key investment strategies, and the performance of the Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund. Dan has managed the Kentucky, Michigan and Ohio Funds since 2007, Steve has managed the Kansas and Wisconsin Funds since 2011, and Chris has managed the Missouri Fund since 2011.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended May 31, 2021?
The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures, but gross domestic product (GDP) shrank 3.5% in 2020 compared to 2019’s annual level. After falling into a deep recession in February 2020 due to the restrictions put on business and social activity to mitigate the COVID-19 spread, the economy bounced back with the help of several factors. These included: Federal government stimulus aiding individuals and businesses, accommodative monetary policy by the Fed that kept borrowing costs low and a gradual reopening of businesses with the roll-out of several FDA approved vaccines. U.S. GDP growth picked up pace in the first quarter of 2021, growing at an annualized rate of 6.4% according to the Bureau of Economic Analysis “second” estimate, an increase from 4.3% (annualized) in the fourth quarter of 2020. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.
Consumer spending, the largest driver of the economy, rebounded markedly from the steep declines early in the health crisis. Although the momentum slowed toward the end of 2020 amid a resurgence of COVID-19 infections, consumer demand resumed in 2021 as vaccination rates increased and lockdown restrictions eased, eligible Americans received another government stimulus check and the job market continued to improve. By May 2021, the U.S. unemployment rate had fallen to 5.8%, a significant improvement from 13.3% in May 2020 and from the pandemic peak of 14.8% in April 2020, according to the Bureau of Labor Statistics (BLS). The average hourly earnings rate increased, growing at an annualized rate of 2.0% in May 2021, despite the spike in unemployment. However, the BLS pointed out that wage growth trends have been difficult to analyze given the wide variation in average hourly earnings across industries and large fluctuations in employment since February 2020. The overall trend of inflation accelerated, largely due to

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national ratings agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
rising energy prices and the improving economy. The higher annual inflation rate in May 2021 is also the result of the comparison from a year ago, when consumer prices fell sharply as the first lockdowns were imposed in March 2020. The BLS said the Consumer Price Index (CPI) increased 5.0% over the twelve-month reporting period ended May 31, 2021, before seasonal adjustment.
With the onset of the COVID-19 crisis, the Federal Reserve (Fed) enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and engaging in expanded bond purchases, known as quantitative easing. In August 2020, the Fed announced a change in its inflation targeting policy, moving from a program of absolute targeting to an average inflation targeting policy. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below-target inflation, so that inflation averages a 2% target rate over time. In their meetings throughout the first half of 2021, Fed officials continued to signal that accommodative policy measures will stay in place, asserting that recently higher inflation readings are transitory and the economic recovery remains far from the Fed’s goals.
The federal government also intervened with historic relief measures, starting with three aid packages in March and April 2020. These included $2 trillion allocated across direct payments to individuals, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, and more than $100 billion in funding to employers offering paid leave. In December 2020, the government enacted a $900 billion relief package extending some of these programs, and followed in March 2021 with another $1.9 trillion deal providing support to individuals and families, small businesses, state and local governments, education and public health/vaccination. The Biden administration has proposed another $2 trillion stimulus plan focused on infrastructure and jobs, but it is facing legislative hurdles.
By the start of this reporting period, markets had largely stabilized from the initial health crisis shock. In March 2020, equity and commodity markets sold off and safe-haven assets rallied as countries initiated quarantines, restricted travel and shuttered factories and businesses, while an ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia amplified the volatility. In late 2020, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries improved the outlook for 2021 and led to risk-on sentiment in the markets. Increasing vaccination rates and some surprisingly strong economic readings in the first few months of 2021 led to rising inflation concerns and an increase in long-term interest rates, but central banks reassured the markets that it was too soon to withdraw stimulus measures.
Geopolitical uncertainty remained elevated during 2020 in anticipation of the U.S. presidential election in November 2020 and the Brexit transition period set to expire in December 2020. However, political risks began to ease with the election of President Joe Biden and a final deal struck between the European Union and U.K. before the end of the transition period. Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis. In 2021, geopolitical concerns in the Middle East, Russia and Belarus made news headlines, but market impacts were relatively minimal.
Municipal bonds performed well in this reporting period, reflecting a significant recovery from the COVID-19 crisis sell-off in March 2020. At the time, U.S. Treasury yields fell to historic lows and interest rate volatility increased sharply while municipal bond prices became severely dislocated from Treasury prices and credit spreads widened significantly. With ongoing monetary and fiscal interventions from the Fed and U.S. government and credit fundamentals that demonstrated more resilience than initially expected, investor sentiment improved and credit spreads narrowed significantly by the end of the reporting period. Municipal bond yields generally moved lower through the first half of the reporting period, then rose over the second half as fixed income markets priced in a stronger economic growth and inflation outlook and the prospect of more government stimulus. For the twelve-month reporting period overall, municipal yields were little changed at the short end of the yield curve, higher in the intermediate segment and lower at the longest maturities, which flattened the yield curve.
Municipal bond gross issuance nationwide remained strong in the reporting period, with deals postponed rather than canceled during the COVID-19 crisis driven sell-off. The overall low level of interest rates has encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have represented roughly a third of total issuance in 2021 so far. Additionally, the proportion of taxable issuance has risen to about one third of total gross issuance since the advent of the Tax Cut and Jobs Act of 2017, which prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. Thus, the net issuance (all bonds issued less bonds redeemed) of tax exempt municipal bonds is actually much lower than the gross issuance. This lower net issuance was an overall positive technical factor on municipal bond investment performance in recent years and in this reporting period.
While municipal bond funds suffered significant outflows in March 2020, particularly from high yield municipal bond funds, fund flows rebounded strongly over the remainder of 2020 and sustained a robust pace through early 2021. Demand has been resilient even though municipal defaults, as expected, have increased somewhat during the COVID-19 crisis. However, default activity has occurred mainly in sectors with greater COVID-19 risk exposure, such as senior living, corporate-backed and real estate-backed. Moreover, while there are some pockets of municipal credit ratings stress, a wave of downgrades has not materialized. With interest rates in the U.S. and globally still near all-time lows, even after the recent increase in long-term rates, the appetite for yield has continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as taxpayers have adjusted to the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds, especially in states with high income taxes and/or property taxes.
What were the economic and market environments in Kansas, Kentucky, Michigan, Missouri, Ohio and Wisconsin during the twelve-month reporting period ended May 31, 2021?
Kansas’ economic growth lagged that of the nation over the better half of the last decade. In 2019, the state’s nominal GDP grew 2.8%, ranking it 40th for growth amongst the 50 states. However, the state was less impacted by the COVID-19 crisis than its peers and the nation with GDP declining only 1.8% (ranking 20th) in 2020. Kansas’ economy is primarily driven by the agriculture and aerospace sectors. The aerospace industry had slowed down even prior to the COVID-19 crisis and will continue to face challenges as air travel remains depressed. As of May 2021, the unemployment rate was a low 3.7% and remains well below the national unemployment rate of 5.8%. Kansas has stabilized its fiscal position over the last several years and improved reserve levels. As of Fiscal Year 2020, Kansas had $1.4 billion in available reserves (GAAP-basis), or 18.5% of General Fund expenditures. The Governor’s proposed Fiscal Year 2021 budget originally showed a $650 million gap, which the state balanced with about $682 million in cuts. Notably, better than anticipated revenue performance, including revenues coming in $500 million over projections for May 2021, is expected to propel the state to add to its fund balance in Fiscal Year 2021. In addition, the state is scheduled to receive $1.6 billion in American Rescue Plan funding, which will provide additional financial flexibility for the state over the near term. Moody’s maintains its Aa2 rating and stable outlook on the State of Kansas. S&P also maintains their AA- rating and stable outlook.
Kentucky’s economy lagged the U.S. before the COVID-19 crisis occurred, though employment recovery has benefitted from earlier reopening efforts and increased demand for goods over services. As of May 2021, unemployment had declined to 4.5% compared to 5.8% for the U.S. as a whole, and significantly below the April 2020 spike of 16.9%. Manufacturing accounts for an above average 12.8% of the state’s jobs, compared with 8.5% nationally. Manufacturing was one of the hardest hit sectors during the initial downturn last year. Since then, Kentucky’s manufacturing sector has outperformed the nation’s, with more than 80% of lost manufacturing jobs recouped. In the midst of economic uncertainty last spring, the legislature enacted a one-year budget for Fiscal Year 2021, instead of the customary biennial budget. For Fiscal Year 2021, general fund collections have grown by 14% for the first 11 months of the Fiscal Year. Sales tax receipts are up 11.5% over the prior year, through May 2021. Federal aid measures enacted in 2020 provided direct fiscal support to the state as well. Direct fiscal aid included a 6.2% increase in the Federal Medical Assistance Percentage for Medicaid and $1.6 billion through the CARES Act. Under the American Rescue Plan Act (ARPA), Kentucky’s state government is in line to receive $2.4 billion in direct aid. The enacted Fiscal Year 2022 budget at $12.1 billion holds funding relatively flat compared to the prior year’s budget but includes modest increases in K-12 and higher education spending. Kentucky’s long-term liabilities are outsized compared to other states. The Commonwealth’s $11.1 billion on net tax-supported debt ranks 5th highest among states and is more than double the 50-state median of 1.9%. The state continues to be pressured by its significantly underfunded pension system, one of the weakest in the nation. Kentucky does not have any outstanding general obligation debt but its implied general obligation rating and outlook as of May 2021 was Aa3 (stable) by Moody’s and A (stable) by S&P. The state typically issues annual appropriation debt, which is rated a notch lower at A1 and A-, by Moody’s and S&P.

Portfolio Managers’ Comments (continued)
Michigan’s economic recovery from the COVID-19 crisis is underway as unemployment recedes, state revenues continue to outperform projections and the state’s credit profile improves. The state was better positioned going into the current downturn than it has been in past periods of economic contraction. Over the last few years, Michigan’s growth outpaced many of its Great Lakes region neighbors, driven by employment growth and continued economic diversification. However, Michigan’s economy still remains tied to the auto industry and has a higher concentration in manufacturing jobs than most states, which meant greater vulnerability through 2020. Manufacturing represented 14.2% of employment in the state, compared with 8.5% nationally in 2019. Michigan lost an estimated 1 million jobs in 2020, approximately a quarter of the state’s workforce was out of work or temporarily furloughed. COVID-19 crisis related shutdowns and social distancing impacted many manufacturing operations in the second quarter of 2020, helping to drive the state’s unemployment rate up to a high of 23.6% in April 2020. Unemployment has improved to 5.0% as of May 2021 as the economy and businesses reopen. The “Big Three” (General Motors, Ford and Chrysler) auto manufacturers continue to rank among the state’s five largest employers and several auto makers are expanding production of electric vehicles in the state. Current forecasts show 16.8% growth for 2022, though an industry shortage of microchips may slow production. Income is projected to increase by a more modest 2.5% in 2021. Total consumer spending in Michigan has fully recovered, now 9.0% higher than January 2020. Michigan's income levels still lag the national average ranking 33rd among the states in 2020 and per capita income is just 89% of the national average. Housing value appreciation has mirrored national trends. Following the peak in housing prices in mid-2006, home prices in Michigan declined dramatically and the inventory of foreclosed homes remained elevated in many of the state’s hardest-hit metropolitan areas, including Detroit, Warren and Flint. But, improvement in the state economy has brought slow, steady improvement in the housing market more recently. According to the S&P CoreLogic Case-Shiller Index of 20 major metropolitan areas, housing prices in Detroit rose 13.3% over the twelve months ended April 2021 (most recent data available at the time this report was prepared), compared with a 14.6% price increase nationally. Michigan weathered the budgetary uncertainty of 2020 well, outperforming initially bleak revenue projections. Because the state has a September 30 fiscal year-end, mid-year adjustments were necessary as the COVID-19 crisis shutdown economic activity. The state began implementing furloughs and temporary layoffs in April 2020 in anticipation of revenue declines and the delayed income tax payment date. But revenues held up well, only down 2% below Fiscal Year 2019 and the state was able to close an estimated $2.4 billion budget gap. The state’s early action, combined with enhanced federal Medicaid funding, and federal COVID-19 relief aid from the CARES Act resulted in $2.3 billion operating surplus for Fiscal Year 2020. Michigan expects to receive up to $11 billion in direct aid for state and local governments from the American Rescue Plan Act (ARPA) passed by Congress in March 2021. Of this, the state will receive $6.5 billion over several years which can be used to address public health and economic needs resulting from the COVID-19 crisis. Revenues are now projected to be $1.5 billion, or 6.2% over Fiscal Year 2020 due to strong personal income and sales tax growth. The state’s May 2021 economic forecast and consensus revenue estimate projects operating revenues will increase 1.9% in Fiscal Year 2022 over the prior year. The governor’s proposed $67.1 billion budget for Fiscal Year 2022 would increase spending by 7% but will likely be revised before the beginning of the Fiscal Year on October 1, 2021. The proposed budget increases K-12 education spending by 2%. The state’s liquidity position is stable despite a recent draw on the rainy day fund. Michigan spent down $350 million from the state’s stabilization/rainy day reserve fund in Fiscal Year 2020, but will replenish most of this draw with a deposit planned for Fiscal Year 2021. The reserve fund balance is projected to reach $1.0 billion in Fiscal Year 2021, equal to about 10% of General Fund revenues, or 4% of combined operating revenues. Michigan uses a Common Cash Fund to manage cash flow and recent growth has increased liquidity and eliminated the need for cash flow borrowing. The total balance across all funds was $11.7 billion at the end of Fiscal Year 2020, representing an over 100% increase over 2016 levels. As of June 2021, Moody’s and S&P rated Michigan general obligation (GO) debt at Aa1 and AA, respectively.
Missouri’s economic growth has kept pace with its Midwestern peers and was nearly on par with the nation through the COVID-19 crisis. After being ranked 29th among states for nominal GDP growth, Missouri’s 2020 ranking improved to 23rd. The state’s GDP declined 2.0% due to the COVID-19 crisis, compared to national GDP declining 2.3%. The state’s unemployment rate of 4.2% is lower than the national rate of 5.8% as of May 2021. The state saw growth in the finance and insurance, retail trade, and health care and social assistance sectors. Missouri’s population has grown just 2.7% since 2010 to 6.1 million, which lags the nation’s growth rate of 6.3% over the same time period. The Missouri Constitution requires that the state pass a balanced budget. Fiscal Year 2020 concluded with a $535 million surplus, which bolstered available reserves to roughly $2.1 billion. Rebounding tax revenue coupled with federal pandemic aid are attributed to the likelihood of an approximate $2.0 billion surplus for Fiscal Year 2021. In addition, the state is scheduled to receive $2.8 billion in American Rescue Plan funding from the federal government, which will provide additional financial flexibility over the near term. The Fiscal Year 2022 budget is not yet enacted, but the approved budget contains $35.6 billion in appropriations. Moody’s, S&P and Fitch rate Missouri general obligation debt at Aaa/AAA/AAA and all have stable outlooks.

Ohio has a population of 11.7 million, making it the seventh-largest U.S. state by population. The state has a large, diverse economy that is the seventh largest among the states. After above average job losses and GDP contraction in the first few months of the COVID-19 crisis, Ohio’s initial economic recovery has been strong and compares favorably to the nation’s recovery. From February 2020 to April 2020, Ohio lost 16% of its total non-farm jobs, compared to 14.7% for the U.S. However, the state’s unemployment rate was 5.0% in May 2021, compared to 5.8% for the nation. According to the S&P CoreLogic Case-Shiller Index, housing prices in Cleveland rose 13.3% over the twelve months ended April 2021 (most recent data available at the time this report was prepared), compared with a 14.6% price increase nationally. Ohio’s real median household income in 2019 stood at $64,663, which places it 33rd in the U.S., according to the Census Bureau. Ohio operates on a biennial budget cycle. To balance the state budget in Fiscal Year 2020, due to anticipated declines in revenue and increased costs related to the state’s response to the COVID-19 crisis, Governor DeWine directed spending cuts of $775 million for the remainder of the Fiscal Year (June 30, 2020) and reduced spending by $390 million across all agencies for Fiscal Year 2021. Ohio was directly allocated a minimum of $2.49 billion of the total $4.53 billion granted to the state of Ohio by the Federal Government under the CARES Act in March 2020 to the state and its eligible local governments. The Federal Government also allocated approximately $5.6 billion directly to the state under the American Rescue Plan Act (ARPA) of 2021 out of a total $11.2 billion granted to the state and its eligible local governments. According to the latest revenue figures, Ohio’s tax revenues are $1.3 billion (8.3%) above last year through February 2021. On a year-over-year basis, February total General Revenue Fund disbursements were $289.2 million (-12.0%) lower than those of the same month in the previous Fiscal Year, with a decrease in Medicaid largely responsible for the difference. The Governor’s proposed Fiscal Year 2022-2023 budget is structurally balanced and based on conservative economic forecasts that assume slower economic recovery than the nation. The state’s conservative fiscal management has resulted in a strong financial position, with sound liquidity and reserve levels, heading into the COVID-19 crisis. Ohio prioritized the rebuilding of its budget stabilization fund after the Great Recession. The current budget stabilization fund balance of $2.7 billion is 8.0% of general fund revenues and, to date, there has been no draw on these rainy day funds. Ohio has maintained a moderate debt burden relative to other states. The state’s net tax-supported debt totaled $13.3 billion in 2020, which is 2.3% of state personal income, compared to the Moody’s 50-state median of 2.0%. As of March 2021, Moody’s and S&P rated Ohio GO debt at Aa1 and AA+, respectively, with stable outlooks.
Wisconsin’s economic expansion slightly trailed the national average in recent years, but increased diversification and a record of fiscal discipline have helped the state maintain credit quality. Strong manufacturing job growth buoyed Wisconsin’s economic progress post-recession, and the manufacturing sector’s resilience has helped the state recover from the economic shutdown last year. Wisconsin lost fewer jobs than most Midwestern states in 2020 and has made progress rebuilding the workforce. As of May 2021, total employment is up 10.4% from the low point reached last year, but the number of jobs is still 4.5% below pre-COVID-19 crisis levels. Unemployment remains low and the state’s labor participation rate is well above average, making for a tighter than average labor market. Wisconsin’s unemployment rate registered 3.9% in May 2021, below the national rate of 5.8%. Wisconsin’s economy has diversified, due to growth in education and health services, but manufacturing overall still accounts for an elevated 16.2% of employment in the State. This makes Wisconsin the second most dependent state on manufacturing nationwide, responsible for almost 20% of the state’s GDP. Notably, the composition of manufacturing jobs has shifted as industrial and machinery manufacturing have been replaced by food processing manufacturing, which has been more stable. The State’s dependence on manufacturing and comparatively weaker demographic profile are projected to constrain economic growth to just average over the long term. Wisconsin’s budgetary performance throughout the COVID-19 crisis has been stable. Unlike many states, revenues did not decline due to reduced economic activity and the state implemented modest budget cuts early in 2020 to constrain spending. General Fund tax collections in Fiscal Year 2020 were 1.1% above the prior year. Fiscal Year 2021 revenues have been revised upward and are now projected to be up 3.2% over the prior year. Wisconsin received $2 billion from the federal government for COVID-19 crisis relief efforts in 2020 and expects to receive up to $2.5 billion from the American Rescue Plan Act over the next few years. This additional federal funding will assist the state’s pandemic response efforts. The Fiscal Year 2022 proposed budget, including unspent or lapsed appropriations carried over from Fiscal Year 2020, totals $20.7 billion, a 7.3% increase over the prior year. Spending increases are driven by increased funding for K-12 education. Revenues are projected to grow 1% in Fiscal Year 2022 and a stronger 4.6% in Fiscal Year 2023. Significant contributions in recent years have increased the state’s rainy day fund, or Budget Stabilization Fund balance to $760 million, as of the end of the last Fiscal Year. State statute requires half of any revenue surplus above projections to be transferred to the reserve fund. Based on planned transfers the balance will approach $1 billion in Fiscal Year 2021, equivalent to about 5.5% of revenues and the highest amount ever in the fund’s history. Wisconsin has a solid history of balanced budgets and cutting expenditures mid-year as needed. Wisconsin’s debt levels remain above average. Wisconsin is ranked 18th among states with tax supported debt per capita at $1,477, above the national

Portfolio Managers’ Comments (continued)
median of $1,039. Wisconsin’s high debt ratios are partially attributed to its issuance of $1.8 billion in bonds in 2003 to fund the State’s pension liability. As a result, the state has no unfunded pension liability. Wisconsin’s general obligation debt carried ratings of Aa1 from Moody’s and AA from S&P. Moody’s upgraded the state’s rating to Aa1 from Aa2 in August 2017.
How did the Funds perform during the twelve-month reporting period ended May 31, 2021?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for each share class of the Fund for the period ended May 31, 2021. The performance of each Fund’s Class A Shares at net asset value is compared with the performance of its corresponding benchmark and Lipper classification average.
During the reporting period, the Class A Shares at NAV of the Kansas, Kentucky, Missouri and Wisconsin Funds outperformed the S&P Municipal Bond Index and their respective Lipper classification average to varying degrees, while the Class A Shares at NAV of the Michigan and Ohio Funds underperformed these performance measures. For the purposes of this Performance Commentary, the references to relative performance of all the Funds is in comparison to S&P Municipal Bond Index.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance during the twelve-month reporting period ended May 31, 2021?
The investment objective of each Fund is to provide as high a level of current income exempt from regular federal, state and in some cases, local income taxes as is consistent with preservation of capital.
Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen Kansas Municipal Bond Fund
The Class A Shares of the Nuveen Kansas Municipal Bond Fund outperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2021.
The municipal bond market staged a powerful rebound from its March 2020 lows, resulting in strong performance for both the Fund and the index during the reporting period. The recovery was most pronounced among lower quality bonds and sectors hit hardest by the COVID-19 crisis. The Fund's credit rating and sector exposure was well positioned to benefit from these trends. Compared to the index, the Fund’s overweight in lower quality securities (including BBB rated bonds, below investment grade securities and non-rated debt) bolstered relative performance. These credit quality tiers outpaced higher quality categories (rated AA and above), in which the Fund had a relative underweight.
In terms of sector positioning, the Fund was overweight key sectors that outpaced the index, particularly those that benefited most from the reopening of the U.S. economy. Specifically, portfolio overweights in dedicated sales tax, senior living, tobacco and industrial development revenue bonds provided the biggest performance boost. The Fund’s positioning in the utility sector was also helpful, with advantageous security selection more than compensating for a detrimental overweight in this lagging market segment. Somewhat offsetting these favorable sector driven performance factors, however, was the Fund’s underweight in higher education bonds, which outperformed the index.
Security selection was another key driver of the Fund’s relative outperformance, due partly to the strong gains of U.S. territorial bonds. Given constrained supply of higher yielding Kansas municipal bonds, the Fund had significant exposure to non-Kansas bonds. Many of these bonds outpaced the index by a wide margin during the reporting period.
The Fund benefited from its relatively large exposure to lower investment grade, below investment grade and non-rated issuers in Guam. These bonds, like all debt issued by U.S. territories, may include exemption from most federal, state and local taxes. The Fund’s Guam holdings were diversified across seven issuers in various sectors, including business privilege (sales tax), airport, tobacco and Section 30 bonds. In this last category, the bonds are secured by a statutory lien on federal income taxes derived from military personnel and federal civil service employees who reside in Guam.

In addition to their attractive yields relative to comparable Kansas debt, Guam bonds offered the potential to benefit from credit spread tightening and a favorable credit outlook for the island, given Guam’s essentiality as a strategic U.S. military location. As credit spreads compressed along with an increase in investors’ risk appetite, Guam bonds posted some of the biggest gains for both the municipal bond market and the Fund during this reporting period.
Among the Fund’s Kansas holdings, notable contributors included higher yielding securities that benefited from credit spread compression. Specifically, sales tax bonds for the Overland Park retail and entertainment destination Prairiefire and the Wyandotte County/Kansas athletic complex project at Vacation Village, as well as for Kansas City senior living facility Village Shalom bonds. However, the Fund’s Kansas local school district and higher education bond holdings lagged the index, detracting from relative performance.
During the reporting period, new purchases for the Fund tended to be of higher credit quality, reflecting the availability of bonds in the Kansas marketplace and longer in maturity. Key portfolio additions in the first half of the reporting period included Kansas bonds in the higher education, general obligation and local school district sectors, as well as out of state tobacco bonds (Ohio) and securities from Guam and Puerto Rico. In the second half of the reporting period, purchases were tilted more toward sectors that stood to benefit from improved state funding, including local school district bonds and securities issued by the Kansas Department of Transportation. The Fund also purchased bonds from Kansas City Kansas Community College, a new issue that offered diversification benefits for the Fund.
Purchases during the reporting period were funded by moderate shareholder inflows and proceeds from bond calls and maturities.
Nuveen Kentucky Municipal Bond Fund
The Class A Shares of the Nuveen Kentucky Municipal Bond Fund outperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2021.
Credit rating allocation was the leading driver of this outperformance. During this reporting period, lower quality, higher yielding securities outperformed their higher quality, lower yielding counterparts. Lower quality bonds benefited from investors’ appetite for riskier debt that offered added yield in a low interest rate environment and potential upside as the U.S. economy gradually reopened from the shutdown forced by the COVID-19 crisis. Accordingly, the Fund’s overweight in the lowest quality tiers of the investment grade market (bonds rated A and BBB) were relative outperformers and therefore contributed to the Fund’s relative result. The portfolio’s corresponding underweight in the highest credit quality tiers (AAA and AA rated securities) also helped performance.
Individual security selection added relative value. The Fund benefited disproportionately from its longer duration holdings that also carried lower investment grade credit ratings, as bonds with these characteristics were among the municipal bond market’s best performers during the reporting period. Fund holdings in tender option bonds (TOBs) were also notable contributors, as these longer duration floating rate securities generally outperformed as interest rates declined throughout much of this reporting period.
The primary detractor from the Fund’s relative performance was sector positioning. The portfolio’s overweight in pre-refunded bonds was a negative factor given the relative underperformance of these high quality, short duration securities. An overweight in corporate-backed municipal bonds also hindered performance. However, the Fund’s underweight in public power bonds, a high quality sector that trailed the index in an environment that more typically favored lower quality municipal bonds benefited the Fund's performance.
The Fund’s duration (interest rate) and yield curve positioning detracted from performance. The portfolio's underweight in bonds with longer effective durations (twelve years and more), which, given their heightened interest rate sensitivity, were among the best performing securities across the yield curve. A partial offset, however, was the Fund’s overweight in bonds with effective durations of ten to twelve years, another top performing area of the yield curve.
Throughout this reporting period, the Fund received significant new investments from shareholders and proceeds from bond calls and maturities. New purchases focused on Kentucky bonds across a range of sectors, including the higher education, local tax appropriation, dedicated tax, health care, utility and water/sewer segments. These purchases came from both new issue and secondary bond markets and generally entailed securities with intermediate to long durations and lower investment grade credit ratings.

Portfolio Managers’ Comments (continued)
The Fund’s limited selling activity this reporting period focused on some pre-refunded bonds and other lower yielding securities. The sales allowed the Fund to purchase higher yielding alternatives available in the marketplace. Such sales in the first half of this reporting period allowed the Fund to harvest tax losses, enhancing the Fund’s income earning capability and seeking to make the portfolio more tax efficient.
Nuveen Michigan Municipal Bond Fund
The Class A Shares of the Nuveen Michigan Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2021.
Credit quality positioning was the primary factor behind the Fund’s relative underperformance. Credit spreads generally narrowed, meaning that lower rated bonds outperformed as investors became increasingly comfortable accepting credit risk and sought out municipal bonds with higher yields. The Fund’s underweight in the lowest investment grade credit tier (rated BBB) detracted from performance as these securities outpaced the index. Additionally, the Fund’s overweight in AA rated bonds hurt performance compared to the index given the underperformance of this credit tier. One modest credit rating positive for the Fund’s performance, however, was the portfolio’s underweight in AAA rated securities.
Unfavorable sector exposure weighed on relative performance. The Fund’s overweight in relatively high quality local general obligation (GO) securities detracted from performance. Additionally, the Fund’s underweight in dedicated tax bonds was unfavorable.
Duration (interest rate) and yield curve positioning added value. The portfolio was underweight bonds with shorter effective durations (zero to four years), which was helpful because these less interest rate sensitive securities lagged. A related overweight in bonds with longer effective durations (eight to ten years) was beneficial, as these securities, with their heightened interest rate sensitivity, were among the best performing securities across the yield curve.
Individual security selection modestly contributed to performance compared to the index. The Fund benefited disproportionately from its longer duration holdings that carried lower investment grade credit ratings, as bonds with these characteristics were among the municipal bond market’s best performers. Holdings in tender option bonds (TOBs) were notable contributors. The Fund added these longer duration floating rate securities in the first half of the reporting period to help keep the portfolio’s overall duration at a desired level, and the securities outperformed as interest rates declined.
New portfolio additions during the reporting period focused on bonds with intermediate and longer durations and higher credit quality (AAA and AA). Additions to the portfolio came from a variety of sectors, including local GO, state appropriation, state GO, dedicated tax, health care, utility and water/sewer.
Proceeds for bond purchases largely came from shareholder inflows and bond calls and maturities. Sales activity was limited this reporting period, as the Fund sold only one pre-refunded bond to fund the purchase of a higher yielding utility bond.
Nuveen Missouri Municipal Bond Fund
The Class A Shares of the Nuveen Missouri Municipal Bond Fund outperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2021.
Favorable duration (interest rate) and yield curve positioning helped drive the Fund’s outperformance of the benchmark. Longer duration bonds, which benefited from falling municipal bond interest rates, generally performed well and consistently outpaced shorter duration bonds. Against this backdrop, the Fund’s relative overweight in both long and longer intermediate bonds and a corresponding underweight in shorter duration bonds added to the Fund’s result.
Credit positioning helped the Fund’s relative performance. During this reporting period, higher yielding, lower quality bonds generally outperformed their lower yielding, higher quality counterparts. Accordingly, overweights in lower credit quality tiers, especially among A and non-rated bonds, lifted the Fund’s relative performance. The Fund's underweight in the AAA and, to a lesser extent, AA credit tiers helped results, given these categories’ underperformance. Individual security selection in the AAA, AA, A and non-rated credit categories all added value.

Sector allocation modestly detracted from performance relative to the index. One factor underlying this performance was an underweight (relative to the S&P Municipal Bond Index) in the outperforming transportation sector. Within the sector, the Fund's underweight in toll road and port bonds, as well as in such strong performing categories as passenger and commuter rail bonds, detracted from performance. An overweight in airport bonds, however, added value. Elsewhere, the Fund was overweight the utility sector, which trailed the overall market, and its underweight of the outperforming industrial development revenue bond category further detracted from performance.
The Fund benefited from holdings in higher yielding Missouri special tax and transportation development district bonds, which outperformed the more traditional general obligation (GO) and tax-backed bonds commonly found in the national index. The Fund’s lack of state GO holdings and underweight in local GO debt lifted results, as GOs tended to underperform revenue bonds during the reporting period. An overweight in appropriation-backed securities (a financing tool somewhat more commonly used in the Missouri market) further contributed to performance, as did the Fund's overweight in the hospital and senior life care sectors.
Throughout the reporting period, the Fund maintained relatively steady credit and sector allocations. With bonds from certain sectors hurt more than others during the COVID-19 crisis driven market downturn of March and April 2020, the Fund maintained consistent exposure to disproportionately struggling categories and even incrementally added exposure when the value opportunity was attractive. As credit spreads narrowed materially over the course of the reporting period, value opportunities on many credits became less pronounced. During the full reporting period, the Fund modestly increased exposure to A rated bonds.
The Fund increased its allocation to transportation bonds, primarily by adding positions in bonds for Kansas City International Airport, which in mid-October 2020 issued debt for its modernization program. The Fund had a slight increase in its allocation to the hospital sector, primarily stemming from both new issue and secondary market purchases of Mercy Health and BJC HealthCare bonds.
Nuveen Ohio Municipal Bond Fund
The Class A Shares of the Nuveen Ohio Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2021.
Unfavorable security selection was the key detractor from the Fund’s performance compared to the index. The Fund's underperformance impact came from an investment in independent power producer Energy Harbor. The Fund acquired shares in Energy Harbor when its holdings of certain municipal bonds issued by FirstEnergy Solutions was converted into Energy Harbor equity as part of FirstEnergy’s emergence from bankruptcy protection. After initially appreciating strongly following its March 2020 issuance, in July the stock suffered a correction on negative news about the predecessor company and its former parent company. Although this position bounced back in the second half of the reporting period, it detracted overall for the reporting period.
The Fund’s exposure to bonds issued by the Buckeye Tobacco Settlement Financing Authority benefited the performance. Some of the agency’s debt outstanding was refinanced in late 2019, helping the issuer’s credit rating and generating significant outperformance from these bonds, which were purchased in 2020. The Fund’s investment in Franklin County Convention Facilities Authority strongly outpaced the index, as the issuer’s fundamental outlook improved along with the reopening of the Ohio economy from restrictions triggered by the COVID-19 crisis.
Credit quality exposure and sector positioning further hampered the Fund’s relative performance. Bonds with lower credit ratings outperformed their higher quality counterparts as the economy bounced back and investors’ appetite for risk increased. Against that backdrop, the Fund’s underweight in bonds with credit ratings of BBB (the lowest of the investment grade credit quality tiers) was unfavorable given these bonds’ relatively strong results. Slightly tempering this negative performance factor, however, was the Fund’s overweight in non-rated bonds, which outperformed the index and contributed to relative results.
From a sector perspective, the Fund’s overweight in pre-refunded debt detracted from performance because these securities generally underperformed due to their typically high credit quality and short duration. The Fund’s underweight in the outperforming industrial development revenue (IDR) sector hurt performance. Investors turned to IDR bonds for their higher yields and improved fundamental outlook as the recovery from the COVID-19 crisis became more realized. Modestly offsetting these negative performance factors, however, was the Fund’s overweight in dedicated tax bonds, which similarly outperformed the index.

Portfolio Managers’ Comments (continued)
Duration (interest rate) and yield curve positioning added relative value. The Fund’s duration was longer than that of the index, allowing the portfolio to better capture the benefits of generally falling rates. Additionally, the Fund’s overweight in bonds with effective durations longer than twelve years boosted results, as these securities benefited the most from the overall drop in interest rates. Simultaneously, an underweight in shorter-term securities (zero to four years) was beneficial, as these securities lagged the index.
The Fund had substantial shareholder inflows during the reporting period along with proceeds from maturing and called debt, that allowed the Fund to actively buy bonds. Amid ample supply of Ohio bonds in both the primary and secondary municipal bond markets, a broad range of investment options was available to the Fund. New purchases occurred across a wide range of sectors including transportation, state general obligation (GOs), local appropriated, dedicated tax, local GOs, higher education and water/sewer bonds. Most of the Fund’s purchases included bonds with durations in the intermediate to long range and featured higher credit ratings.
Nuveen Wisconsin Municipal Bond Fund
The Class A Shares of the Nuveen Wisconsin Municipal Bond Fund outperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2021.
The municipal bond market rallied strongly from its lows in March 2020, fueled by investors’ robust appetite for tax exempt investments and an improved credit outlook for municipal bond issuers as the COVID-19 crisis receded and restrictions eased. This rebound disproportionately favored lower quality, higher yielding municipal bonds and those in sectors that stood to benefit most from a reopening of the economy.
The Fund’s relative outperformance of the index was driven partly by its credit quality positioning. Compared to the index, the Fund had an overweight in bonds with credit ratings of BBB, the lowest investment grade credit tier, as well as in below investment grade bonds and non-rated securities. Municipal bond debt in these categories outpaced higher quality securities, which the Fund further benefited from underweighting.
Sector allocation contributed to the Fund’s outperformance relative to the index. The portfolio’s overweight in the health care sector aided performance. Underweighting state debt and local general obligation bonds was beneficial because these sectors lagged the index. In contrast, an overweight in the sales tax backed category detracted from relative performance, given that it lagged the index.
Individual security selection contributed to the Fund's performance. Because of Wisconsin’s unique municipal tax code, relatively few Wisconsin bonds are exempt from state tax. Accordingly, the Fund was positioned with meaningful exposure to debt issued by U.S. territories Guam and Puerto Rico, which may include exemption from most federal, state and local taxes. Management maintained a favorable credit outlook for certain Puerto Rico and Guam issuers and its comparatively high yielding bonds as poised to benefit from credit spread tightening from near historic wide levels reached in March 2020. Spreads compressed during this reporting period as investors’ risk appetite improved and the value of territorial bonds increased, helping make Puerto Rico and Guam bonds some of the best performers for both the municipal bond market and the Fund. The Fund’s holdings in Puerto Rico bonds were insured, and its Guam holdings were diversified across a range of issuers.
Other individual contributors included investments in both out-of-state bonds and Wisconsin holdings. In the out-of-state category, standout contributors included tobacco bonds from New York, an industrial development revenue bond from Iowa and debt issued by the City of Baltimore for its convention center. Top contributed Wisconsin bonds included health care bonds for Marshfield Clinic Health System, Beloit Health System, Bethesda Lutheran Communities and Franciscan Sisters of Christian Charity.
The Fund benefited from maintaining its duration (interest rate sensitivity) slightly longer than that of the index. This stance generated a modest relative performance advantage for the Fund, helping it to more fully benefit as interest rates declined.
Purchase activity during the reporting period was limited and occurred primarily in the first half. New acquisitions included multifamily housing project bonds, Rogers Memorial Hospital revenue bonds and insured Puerto Rico highway debt. Another notable purchase was of long-dated zero-coupon Wisconsin Center District dedicated-tax revenue bonds, which were bought to replace similar securi-

ties called by this issuer during the first half of the reporting period. In the second half of the reporting period, the Fund’s sole purchase entailed bonds of Three Pillars Senior Living Communities. The Fund’s purchases were typically longer in maturity, which allowed management to manage the portfolio’s duration and preserve its desired level of interest rate sensitivity.

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds' use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds' exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund's expense ratios as of the end of the reporting period.
Effective Leverage Ratios
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 9—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Kansas Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	1/09/92	5.92%	2.67%	4.03%	0.82%
Class A Shares at maximum Offering Price	1/09/92	1.47%	1.79%	3.59%	—
S&P Municipal Bond Index	—	4.70%	3.48%	4.35%	—
Lipper Other States Municipal Debt Funds Classification Average	—	4.25%	2.65%	3.56%	—
Class C2 Shares	2/11/97	5.33%	2.10%	3.58%	1.37%
Class I Shares	2/25/97	6.13%	2.87%	4.23%	0.62%

	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	5.18%	1.86%	3.02%	1.62%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C and C2 Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. All outstanding Class C2 Shares converted to Class A Shares after the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2021

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Nuveen Kentucky Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	5/04/87	5.73%	3.08%	3.97%	0.93%
Class A Shares at maximum Offering Price	5/04/87	1.27%	2.21%	3.52%	—
S&P Municipal Bond Index	—	4.70%	3.48%	4.35%	—
Lipper Other States Municipal Debt Funds Classification Average	—	4.25%	2.65%	3.56%	—
Class C2 Shares	10/04/93	5.26%	2.56%	3.51%	1.48%
Class I Shares	2/07/97	5.94%	3.31%	4.17%	0.73%

	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	4.88%	2.28%	2.97%	1.73%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C and C2 Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. All outstanding Class C2 Shares converted to Class A Shares after the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2021

Effective Leverage Ratio	8.90%
Growth of an Assumed $10,000 Investment as of May 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Michigan Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	6/27/85	3.72%	3.12%	4.30%	0.83%
Class A Shares at maximum Offering Price	6/27/85	(0.62)%	2.24%	3.85%	—
S&P Municipal Bond Index	—	4.70%	3.48%	4.35%	—
Lipper Other States Municipal Debt Funds Classification Average	—	4.25%	2.65%	3.56%	—
Class C2 Shares	6/22/93	3.24%	2.55%	3.82%	1.38%
Class I Shares	2/03/97	3.93%	3.32%	4.49%	0.63%

	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	2.90%	2.30%	3.35%	1.63%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C and C2 Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. All outstanding Class C2 Shares converted to Class A Shares after the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2021

Effective Leverage Ratio	4.99%
Growth of an Assumed $10,000 Investment as of May 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Nuveen Missouri Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	8/03/87	5.27%	3.40%	4.52%	0.77%
Class A Shares at maximum Offering Price	8/03/87	0.86%	2.51%	4.07%	—
S&P Municipal Bond Index	—	4.70%	3.48%	4.35%	—
Lipper Other States Municipal Debt Funds Classification Average	—	4.25%	2.65%	3.56%	—
Class C2 Shares	2/02/94	4.72%	2.83%	4.07%	1.32%
Class I Shares	2/19/97	5.41%	3.60%	4.72%	0.57%

	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	4.45%	2.56%	3.42%	1.57%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C and C2 Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. All outstanding Class C2 Shares converted to Class A Shares after the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2021

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Ohio Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	6/27/85	2.73%	3.03%	4.26%	0.78%
Class A Shares at maximum Offering Price	6/27/85	(1.56)%	2.15%	3.82%	—
S&P Municipal Bond Index	—	4.70%	3.48%	4.35%	—
Lipper Ohio Municipal Debt Funds Classification Average	—	3.83%	2.83%	3.78%	—
Class C2 Shares	8/03/93	2.17%	2.47%	3.80%	1.33%
Class I Shares	2/03/97	2.94%	3.22%	4.48%	0.58%

	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	2.00%	2.22%	3.25%	1.58%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C and C2 Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. All outstanding Class C2 Shares converted to Class A Shares after the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2021

Effective Leverage Ratio	1.73%
Growth of an Assumed $10,000 Investment as of May 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Nuveen Wisconsin Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	6/01/94	6.42%	3.20%	4.18%	0.93%
Class A Shares at maximum Offering Price	6/01/94	1.95%	2.33%	3.74%	—
S&P Municipal Bond Index	—	4.70%	3.48%	4.35%	—
Lipper Other States Municipal Debt Funds Classification Average	—	4.25%	2.65%	3.56%	—
Class C2 Shares	2/25/97	5.74%	2.61%	3.72%	1.48%
Class I Shares	2/25/97	6.72%	3.40%	4.39%	0.73%

	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	5.59%	2.39%	3.53%	1.73%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C and C2 Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. All outstanding Class C2 Shares converted to Class A Shares after the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2021

Effective Leverage Ratio	5.65%
Growth of an Assumed $10,000 Investment as of May 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Yields    as of May 31, 2021
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Kansas Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.06%	1.33%	1.60%	2.36%
SEC 30-Day Yield	0.81%	0.06%	0.28%	1.04%
Taxable-Equivalent Yield (46.5%)[2]	1.49%	0.11%	0.51%	1.91%
Nuveen Kentucky Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.51%	1.81%	2.08%	2.83%
SEC 30-Day Yield	0.46%	(0.31)%	0.02%	0.68%
Taxable-Equivalent Yield (45.8%)[2]	0.85%	(0.57)%	0.04%	1.25%
Nuveen Michigan Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.85%	1.15%	1.39%	2.14%
SEC 30-Day Yield	0.52%	(0.24)%	0.06%	0.74%
Taxable-Equivalent Yield (45.1%)[2]	0.95%	(0.44)%	0.11%	1.35%

Nuveen Missouri Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.21%	1.49%	1.75%	2.51%
SEC 30-Day Yield	0.78%	0.03%	0.51%	1.01%
Taxable-Equivalent Yield (46.2%)[2]	1.45%	0.06%	0.95%	1.88%
Nuveen Ohio Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.78%	1.06%	1.31%	2.06%
SEC 30-Day Yield	0.51%	(0.26)%	0.03%	0.73%
Taxable-Equivalent Yield (45.6%)[2]	0.93%	(0.48)%	0.05%	1.34%
Nuveen Wisconsin Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.80%	2.17%	2.38%	3.14%
SEC 30-Day Yield	1.42%	0.69%	0.67%	1.68%
Taxable-Equivalent Yield (48.5%)[2]	2.70%	1.31%	1.28%	3.20%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

Holding Summaries    as of May 31, 2021
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Kansas Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	96.8%
Common Stocks	0.9%
Other Assets Less Liabilities	2.3%
Net Assets	100%

States and Territories (% of total municipal bonds)
Kansas	66.3%
Guam	15.4%
Puerto Rico	5.7%
New York	3.9%
Ohio	2.9%
Virgin Islands	1.2%
Texas	1.2%
Virginia	1.1%
Iowa	0.9%
Colorado	0.6%
Illinois	0.4%
California	0.3%
New Jersey	0.1%
Maryland	0.0%
Pennsylvania	0.0%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	24.5%
Tax Obligation/General	22.7%
Utilities	13.2%
U.S. Guaranteed	10.6%
Transportation	7.3%
Health Care	6.1%
Education and Civic Organizations	5.5%
Consumer Staples	5.4%
Other	4.7%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	10.1%
AAA	7.9%
AA	34.2%
A	14.6%
BBB	11.3%
BB or Lower	15.0%
N/R (not rated)	5.9%
N/A (not applicable)	1.0%
Total	100%

Nuveen Kentucky Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	107.9%
Other Assets Less Liabilities	0.0%
Net Assets Plus Floating Rate Obligations	107.9%
Floating Rate Obligations	(7.9)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Kentucky	97.8%
Puerto Rico	2.2%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	26.5%
Utilities	23.0%
Education and Civic Organizations	16.5%
Health Care	12.5%
U.S. Guaranteed	11.7%
Transportation	8.5%
Other	1.3%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	10.8%
AAA	7.0%
AA	29.6%
A	38.0%
BBB	11.1%
BB or Lower	0.5%
N/R (not rated)	3.0%
Total	100%

Holding Summaries    as of May 31, 2021 (continued)
Nuveen Michigan Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	102.8%
Other Assets Less Liabilities	1.5%
Net Assets Plus Floating Rate Obligations	104.3%
Floating Rate Obligations	(4.3)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Michigan	97.6%
Puerto Rico	2.4%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	33.9%
Education and Civic Organizations	19.8%
Utilities	17.3%
Tax Obligation/Limited	14.0%
U.S. Guaranteed	5.9%
Health Care	5.5%
Other	3.6%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	6.6%
AAA	10.8%
AA	65.0%
A	13.8%
BBB	0.7%
BB or Lower	0.4%
N/R (not rated)	2.7%
Total	100%

Nuveen Missouri Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	97.9%
Short-Term Municipal Bonds	1.4%
Other Assets Less Liabilities	0.7%
Net Assets	100%

States and Territories (% of total municipal bonds)
Missouri	97.8%
Puerto Rico	1.5%
Guam	0.7%
Total	100%
Portfolio Composition (% of total investments)
Health Care	23.1%
Tax Obligation/Limited	18.7%
Utilities	16.2%
Tax Obligation/General	13.7%
Education and Civic Organizations	11.8%
Transportation	5.4%
U.S. Guaranteed	5.0%
Other	6.1%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	4.3%
AAA	4.7%
AA	45.9%
A	30.0%
BBB	5.9%
BB or Lower	2.6%
N/R (not rated)	6.6%
Total	100%

Holding Summaries    as of May 31, 2021 (continued)
Nuveen Ohio Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	97.6%
Common Stocks	1.5%
Other Assets Less Liabilities	0.9%
Net Assets	100%

States and Territories (% of total municipal bonds)
Ohio	98.5%
Puerto Rico	1.5%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	21.3%
Tax Obligation/Limited	19.1%
Utilities	17.7%
U.S. Guaranteed	16.1%
Education and Civic Organizations	9.1%
Health Care	7.6%
Other	9.1%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	15.5%
AAA	23.0%
AA	40.4%
A	11.5%
BBB	1.1%
BB or Lower	1.0%
N/R (not rated)	6.0%
N/A (not applicable)	1.5%
Total	100%

Nuveen Wisconsin Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	101.9%
Common Stocks	2.2%
Other Assets Less Liabilities	1.4%
Net Assets Plus Floating Rate Obligations	105.5%
Floating Rate Obligations	(5.5)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Wisconsin	87.9%
Puerto Rico	6.9%
Virgin Islands	1.0%
Virginia	0.9%
Guam	0.9%
Iowa	0.9%
New York	0.8%
Illinois	0.4%
Minnesota	0.2%
Maryland	0.1%
Ohio	0.0%
Pennsylvania	0.0%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	30.1%
Health Care	21.5%
Housing/Multifamily	18.5%
Long-Term Care	10.7%
Utilities	5.4%
Education and Civic Organizations	5.2%
Other	8.6%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	3.8%
AA	35.0%
A	31.2%
BBB	15.2%
BB or Lower	2.1%
N/R (not rated)	10.6%
N/A (not applicable)	2.1%
Total	100%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended May 31, 2021.
The beginning of the period is December 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Kansas Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.63	$1,014.53	$1,015.83	$1,019.69
Expenses Incurred During the Period	$ 3.98	$ 7.99	$ 6.73	$ 2.97
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.99	$1,017.00	$1,018.25	$1,021.99
Expenses Incurred During the Period	$ 3.98	$ 8.00	$ 6.74	$ 2.97
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.34% and 0.59% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Kentucky Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.46	$1,017.29	$1,019.55	$1,021.58
Expenses Incurred During the Period	$ 3.88	$ 7.90	$ 6.65	$ 2.87
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.09	$1,017.10	$1,018.35	$1,022.09
Expenses Incurred During the Period	$ 3.88	$ 7.90	$ 6.64	$ 2.87
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.57%, 1.32% and 0.57% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen Michigan Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,012.26	$1,007.43	$1,009.52	$1,012.45
Expenses Incurred During the Period	$ 4.01	$ 8.01	$ 6.76	$ 3.01
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.94	$1,016.95	$1,018.20	$1,021.94
Expenses Incurred During the Period	$ 4.03	$ 8.05	$ 6.79	$ 3.02
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.60%, 1.35% and 0.60% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen Missouri Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.36	$1,014.24	$1,016.41	$1,019.43
Expenses Incurred During the Period	$ 3.77	$ 7.78	$ 6.49	$ 2.77
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.19	$1,017.20	$1,018.50	$1,022.19
Expenses Incurred During the Period	$ 3.78	$ 7.80	$ 6.49	$ 2.77
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.75%, 1.55%, 1.29% and 0.55% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen Ohio Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,011.96	$1,008.79	$1,009.19	$1,013.02
Expenses Incurred During the Period	$ 3.86	$ 7.86	$ 6.56	$ 2.86
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.09	$1,017.10	$1,018.40	$1,022.09
Expenses Incurred During the Period	$ 3.88	$ 7.90	$ 6.59	$ 2.87
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.57%, 1.31% and 0.57% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen Wisconsin Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,027.82	$1,023.91	$1,024.08	$1,029.83
Expenses Incurred During the Period	$ 4.35	$ 8.38	$ 7.17	$ 3.34
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.64	$1,016.65	$1,017.85	$1,021.64
Expenses Incurred During the Period	$ 4.33	$ 8.35	$ 7.14	$ 3.33
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.86%, 1.66%, 1.42% and 0.66% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Multistate Trust IV and Shareholders of Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund (six of the funds constituting Nuveen Multistate Trust IV, hereafter collectively referred to as the "Funds") as of May 31, 2021, the related statements of operations for the year ended May 31, 2021, the statements of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended May 31, 2021 and each of the financial highlights for each of the five years in the period ended May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
July 28, 2021
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Kansas Municipal Bond Fund
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.7%
	MUNICIPAL BONDS – 96.8%
	Consumer Staples – 5.3%
$ 7,080	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 3.000%, 6/01/48	6/30 at 100.00	BBB+	$7,440,018
995	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	N/R	1,153,434
1,535	Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2002, 5.500%, 5/15/39	6/21 at 100.00	Ba1	1,571,656
500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2017A-1, 5.000%, 6/01/29	6/27 at 100.00	BBB	611,585
985	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/21 at 100.00	N/R	985,414
730	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1, 5.625%, 6/01/35	No Opt. Call	BBB	793,605
625	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	667,044
320	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BB+	376,224
2,510	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	2,743,304
15,280	Total Consumer Staples			16,342,284
	Education and Civic Organizations – 5.3%
	Kansas City Kansas Community College, Wyandotte County, Kansas, Auxiliary Enterprise System Revenue Bonds, Series 2021:
3,000	4.000%, 9/01/47	9/30 at 100.00	A	3,451,770
2,000	4.000%, 9/01/52	9/30 at 100.00	A	2,289,140
1,655	Kansas Development Finance Authority, Revenue Bonds, Kansas State University Housing Project, Series 2014D-2, 4.000%, 4/01/33	4/22 at 100.00	Aa3	1,698,924
	Kansas Development Finance Authority, Revenue Bonds, Kansas State University Projects, Refunding Series 2016A:
1,000	4.000%, 3/01/22	No Opt. Call	Aa3	1,029,020
250	4.000%, 3/01/27	3/24 at 100.00	Aa3	271,680
	Kansas Development Finance Authority, Revenue Bonds, Wichita State University Union Corporation Student Housing Project, Series 2013F-1:
1,690	5.250%, 6/01/38	6/21 at 100.00	Aa3	1,693,431
2,000	5.250%, 6/01/42	6/21 at 100.00	Aa3	2,004,060
1,000	Topeka, Kansas, Economic Development Revenue Bonds, YMCA Project, Refunding Series 2011A, 6.500%, 9/01/32 (4)	9/21 at 100.00	N/R	310,000

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 3,135	Washburn University of Topeka, Kansas, Revenue Bonds, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	A1	$ 3,624,436
15,730	Total Education and Civic Organizations			16,372,461
	Financials – 0.5%
1,020	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A2	1,469,463
	Health Care – 6.0%
385	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/39	8/29 at 100.00	BBB+	481,062
	Hutchinson, Kansas, Hospital Facilities Revenue Bonds, Hutchinson Regional Medical Center, Inc, Series 2016:
1,075	5.000%, 12/01/36	12/26 at 100.00	Ba1	1,218,577
400	5.000%, 12/01/41	12/26 at 100.00	Ba1	449,884
875	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C, 5.000%, 2/15/36	2/27 at 100.00	AA+	1,059,774
2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc, Series 2013J, 5.000%, 11/15/38	11/22 at 100.00	A2	2,112,600
	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Series 2018A:
305	5.000%, 7/01/43	7/28 at 100.00	A	366,872
5,000	5.000%, 7/01/48	7/28 at 100.00	A	5,977,550
2,000	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Refunding & Improvement Series 2015, 5.000%, 9/01/45	9/25 at 100.00	AA-	2,318,580
	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, University of Kansas Health System, Series 2019B:
2,205	4.000%, 3/01/37	3/30 at 100.00	AA-	2,648,734
1,490	4.000%, 3/01/38	3/30 at 100.00	AA-	1,782,591
15,735	Total Health Care			18,416,224
	Industrials – 1.1%
1,415	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB-	1,461,157
1,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB-	1,095,190
205	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	222,482
435	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	481,393
3,055	Total Industrials			3,260,222
	Long-Term Care – 3.0%
2,500	Kansas Development Finance Authority Revenue Bonds, Village Shalom Project, Series 2018A, 5.250%, 11/15/53	11/23 at 103.75	N/R	2,590,300
3,125	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc, Refunding Series 2010S, 5.000%, 5/15/30	6/21 at 100.00	BBB	3,133,438

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 2,715	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2013IV-A, 6.375%, 5/15/43	5/23 at 100.00	N/R	$2,875,809
665	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2014IV-A, 5.625%, 5/15/44	5/24 at 100.00	N/R	703,344
9,005	Total Long-Term Care			9,302,891
	Tax Obligation/General – 22.2%
	Allen County Unified School District 257 Iola, Kansas, General Obligation Bonds, School Building Series 2019A:
1,120	4.000%, 9/01/33 – BAM Insured	9/28 at 100.00	AA	1,310,467
1,150	4.000%, 9/01/34 – BAM Insured	9/28 at 100.00	AA	1,341,659
1,000	Butler County Unified School District 490, Kansas, General Obligation Bonds, Refunding Series 2016A, 4.000%, 9/01/35 – BAM Insured	9/26 at 100.00	AA	1,151,600
2,000	Johnson County Unified School District 229, Blue Valley, Kansas, General Obligation Bonds, School Series 2020A, 3.000%, 10/01/28	No Opt. Call	Aaa	2,304,920
2,250	Johnson County Unified School District 229, Blue Valley, Kansas, General Obligation Bonds, Series 2012A, 5.000%, 10/01/23 – NPFG Insured	10/22 at 100.00	Aaa	2,395,373
2,000	Johnson County Unified School District 231 Gardner Edgerton, Kansas, General Obligation Bonds, Refunding & Improvement Series 2012A, 5.000%, 10/01/23	10/22 at 100.00	AA-	2,127,000
2,200	Johnson County Unified School District 231 Gardner Edgerton, Kansas, General Obligation Bonds, Refunding & Improvement Series 2013A, 5.000%, 10/01/28	10/23 at 100.00	AA-	2,435,004
1,490	Johnson County Unified School District 231 Gardner Edgerton, Kansas, General Obligation Bonds, Refunding & Improvement Series 2016A, 5.000%, 10/01/33	10/25 at 100.00	AA-	1,767,945
10,000	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Bonds, Refunding & Improvement Series 2021A, 3.000%, 10/01/41 (WI/DD, settling 06/3/21)	10/30 at 100.00	Aaa	11,155,300
500	Johnson County, Kansas, General Obligation Bonds, General Improvement Series 2016A, 5.000%, 9/01/24	No Opt. Call	AAA	576,340
5,000	Johnson County, Kansas, General Obligation Bonds, Internal Improvement Series 2018A, 4.000%, 9/01/34	9/27 at 100.00	AAA	5,923,150
620	Johnson/Miami County Unified School District 230 Spring Hill, Kansas, General Obligation Bonds, Refunding Series 2016, 5.000%, 9/01/26	No Opt. Call	A1	758,049
3,000	Johnson/Miami County Unified School District 230 Spring Hill, Kansas, General Obligation Bonds, Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	A1	3,038,160
1,000	Johnson/Miami County Unified School District 230 Spring Hill, Kansas, General Obligation Bonds, Series 2018A, 5.000%, 9/01/34	9/27 at 100.00	A1	1,241,040
1,000	Leavenworth County Unified School District 464, Tonganoxie, Kansas, General Obligation Bonds, Refunding & Improvement Series 2019A, 4.000%, 9/01/45	9/27 at 100.00	A1	1,132,290
2,575	Lyon County Unified School District 253 Emporia, Kansas, General Obligation Bonds, Series 2019, 4.000%, 9/01/48	9/27 at 100.00	A1	2,862,344
2,345	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2011A, 5.500%, 7/01/27 – AGM Insured	7/21 at 100.00	AA	2,404,375
4,715	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2012A, 5.000%, 7/01/35 – AGM Insured	7/22 at 100.00	AA	4,879,648

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Reno County, Kansas, General Obligation Bonds, Refunding & Improvement Series 2021:
$ 205	3.000%, 9/01/31	9/28 at 100.00	Aa3	$227,064
200	3.000%, 9/01/34	9/28 at 100.00	Aa3	220,254
1,130	Riley County Unified School District 383, Manhattan-Ogen, Kansas, General Obligation Bonds, Refunding Series 2016, 4.000%, 9/01/29	9/26 at 100.00	Aa2	1,316,235
500	Sedgwick County Unified School District 259, Wichita, Kansas, General Obligation Bonds, Refunding Series 2017A, 3.000%, 10/01/22	No Opt. Call	Aa2	519,220
465	Sedgwick County Unified School District 262, Kansas, General Obligation Bonds, Refunding Series 2017, 4.000%, 9/01/30 – BAM Insured	9/26 at 100.00	AA	538,307
	Sedgwick County Unified School District 266 Maize, Harvey County, Kansas, General Obligation Bonds, Series 2019A:
1,325	4.000%, 9/01/30	9/27 at 100.00	AA	1,569,039
1,650	4.000%, 9/01/31	9/27 at 100.00	AA	1,942,347
500	4.000%, 9/01/32	9/27 at 100.00	AA	588,270
	Wichita, Kansas, General Obligation Bonds, Airport Series 2015C:
2,000	5.000%, 12/01/39 (AMT)	12/25 at 100.00	AA+	2,366,480
500	4.250%, 12/01/44 (AMT)	12/25 at 100.00	AA+	552,125
	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Improvement Series 2018A:
1,240	5.000%, 9/01/39	9/28 at 100.00	AA-	1,549,144
1,000	5.000%, 9/01/40	9/28 at 100.00	AA-	1,241,810
1,000	4.000%, 9/01/48	9/28 at 100.00	AA-	1,137,530
1,000	Wyandotte County Unified School District 500, Kansas, General Obligation Bonds, Improvement Series 2016A, 4.125%, 9/01/37	9/26 at 100.00	AA-	1,135,720
200	Wyandotte County/Kansas City Unified Government, Kansas, General Obligation Bonds, Improvement Series 2015A, 3.000%, 8/01/28	8/24 at 100.00	AA	212,100
	Wyandotte County/Kansas City Unified Government, Kansas, General Obligation Bonds, Improvement Series 2020A:
1,515	3.000%, 8/01/30 – BAM Insured	8/28 at 100.00	AA	1,694,952
2,395	3.000%, 8/01/31 – BAM Insured	8/28 at 100.00	AA	2,669,515
60,790	Total Tax Obligation/General			68,284,776
	Tax Obligation/Limited – 23.9%
	Dodge City, Kansas, Sales Tax Revenue Bonds, Refunding Series 2016:
500	5.000%, 6/01/28 – AGM Insured	6/27 at 100.00	AA	621,715
1,380	5.000%, 6/01/29 – AGM Insured	6/27 at 100.00	AA	1,709,654
2,295	5.000%, 6/01/30 – AGM Insured	6/27 at 100.00	AA	2,832,535
1,320	5.000%, 6/01/31 – AGM Insured	6/27 at 100.00	AA	1,623,890
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
1,000	5.000%, 11/15/34	11/25 at 100.00	BB	1,139,390
2,000	5.000%, 11/15/39	11/25 at 100.00	BB	2,266,360
250	4.000%, 11/15/39	11/25 at 100.00	BB	270,105

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
$ 1,000	5.000%, 1/01/23	1/22 at 100.00	BB	$1,027,470
500	5.000%, 1/01/31	1/22 at 100.00	BB	513,735
875	5.125%, 1/01/42	1/22 at 100.00	BB	899,675
1,910	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	BB	1,962,468
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/24	No Opt. Call	BB	1,140,620
2,000	5.000%, 12/01/25	No Opt. Call	BB	2,348,780
1,000	5.000%, 12/01/30	12/26 at 100.00	BB	1,174,730
1,000	5.000%, 12/01/32	12/26 at 100.00	BB	1,169,530
2,275	5.000%, 12/01/33	12/26 at 100.00	BB	2,655,266
4,250	5.000%, 12/01/46	12/26 at 100.00	BB	4,867,270
2,630	Johnson County Community College, Kansas, Certificates of Participation, Series 2017, 4.000%, 10/01/28	10/26 at 100.00	Aa1	3,062,293
3,295	Kansas Department of Transportation, Highway Revenue Bonds, Refunding Series 2015A, 5.000%, 9/01/21	No Opt. Call	AA	3,335,199
5,000	Kansas Department of Transportation, Highway Revenue Bonds, Series 2014A, 5.000%, 9/01/27	9/24 at 100.00	AA	5,728,900
	Kansas Department of Transportation, Highway Revenue Bonds, Series 2015B:
1,000	5.000%, 9/01/29	9/25 at 100.00	AA	1,185,740
1,500	5.000%, 9/01/35	9/25 at 100.00	AA	1,771,860
2,240	Kansas Department of Transportation, Highway Revenue Bonds, Series 2017A, 5.000%, 9/01/33	9/27 at 100.00	AA	2,788,442
	Kansas Development Finance Authority, Kansas, Sales Tax Revenue Bonds, K-State Olathe Innovation Campus Inc, Series 2019H-1:
1,170	4.000%, 9/01/30	9/27 at 100.00	Aa2	1,370,772
1,265	4.000%, 9/01/32	9/27 at 100.00	Aa2	1,475,003
1,350	3.000%, 9/01/34	9/27 at 100.00	Aa2	1,464,520
7,735	Overland Park Development Corporation, Kansas, Revenue Bonds, Convention Center Hotel, Refunding & improvement Series 2019, 5.000%, 3/01/44	3/29 at 100.00	BB-	8,020,267
1,325	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	6/21 at 100.00	BBB	1,325,596
	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement District No 1 Project, Series 2012B:
200	0.000%, 12/15/29 (4)	12/22 at 100.00	N/R	100,000
200	6.100%, 12/15/34 (4)	12/22 at 100.00	N/R	100,000
2,775	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 6.000%, 12/15/32	12/22 at 100.00	N/R	1,580,806

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
$ 410	2.796%, 7/01/27 – AMBAC Insured	No Opt. Call	C	$391,899
295	5.250%, 7/01/32 – NPFG Insured	No Opt. Call	Baa2	322,049
430	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	Baa2	469,453
1,000	5.250%, 7/01/36 – AGC Insured	No Opt. Call	AA	1,090,450
1,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Refunding Series 2005C, 5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	C	1,096,340
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	2,096,860
1,755	Wyandotte County/Kansas City Unified Government, Kansas, Community Improvement District Sales Tax Revenue Bonds, Legends Appartments Garage & West Lawn Project, Series 2018, 4.500%, 6/01/40	12/26 at 100.00	N/R	1,839,380
	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Kansas International Speedway Corporation Project, Refunding Series 2014:
1,370	5.000%, 12/01/25	12/24 at 100.00	A	1,575,089
1,260	5.000%, 12/01/26	12/24 at 100.00	A	1,445,774
1,175	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.750%, 9/01/32	9/25 at 100.00	N/R	1,193,060
495	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Revenue Bonds, Kansas International Speedway Corporation, Series 1999, 0.000%, 12/01/27 – MBIA Insured	No Opt. Call	N/R	425,764
67,430	Total Tax Obligation/Limited			73,478,709
	Transportation – 7.1%
1,120	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds, Senior Lien Series 2017, 5.000%, 12/31/51	12/24 at 100.00	BBB	1,288,146
	Guam International Airport Authority, Revenue Bonds, Series 2013C:
1,950	6.250%, 10/01/34 (AMT)	10/23 at 100.00	Baa2	2,115,808
500	6.375%, 10/01/43 (AMT)	10/23 at 100.00	Baa2	540,750
1,330	Guam International Airport Authority, Revenue Bonds, Series 2019A, 5.000%, 10/01/22 (AMT)	No Opt. Call	Baa2	1,398,349
1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/30 (AMT)	7/25 at 100.00	B	1,124,280
2,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Airport Improvement Projects, Series 2018C, 5.000%, 7/15/28 (AMT)	No Opt. Call	B	2,419,700
	Kansas State Turnpike Authority, Turnpike Revenue Bonds, Refunding Series 2019A:
1,000	5.000%, 9/01/30	9/29 at 100.00	Aa2	1,318,130
1,100	5.000%, 9/01/38	9/29 at 100.00	Aa2	1,422,982
1,000	Kansas State Turnpike Authority, Turnpike Revenue Bonds, Refunding Series 2020A, 3.000%, 9/01/26	No Opt. Call	Aa2	1,127,990
100	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple Line Light Rail Project, Green Bonds, Series 2016D, 5.000%, 3/31/46 (AMT)	9/26 at 100.00	BB-	114,024

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 1,515	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	$1,714,359
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
1,705	5.000%, 8/01/26 (AMT)	8/21 at 100.00	B	1,717,463
2,155	5.000%, 8/01/31 (AMT)	8/21 at 100.00	B	2,170,236
2,000	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/56 (AMT)	6/27 at 100.00	BBB	2,400,000
945	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	991,929
19,420	Total Transportation			21,864,146
	U.S. Guaranteed – 10.4% (5)
2,000	Allen County, Kansas Public Building Commission Revenue Bonds, Allen County Hospital Project, Series 2012, 5.150%, 12/01/36 (Pre-refunded 12/01/22)	12/22 at 100.00	A	2,149,800
	Anderson County, Kansas, General Obligation Bonds, Refunding and Improvent Series 2013A:
935	5.000%, 8/01/33 (Pre-refunded 8/01/23) – AGM Insured	8/23 at 100.00	AA	1,031,202
565	5.000%, 8/01/33 (Pre-refunded 8/01/23) – AGM Insured	8/23 at 100.00	AA	623,782
1,500	Coffeyville, Kansas, Electric Utility System Revenue Bonds, Series 2015B, 5.000%, 6/01/42 (Pre-refunded 6/01/25), 144A	6/25 at 100.00	Baa2	1,748,640
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
500	5.250%, 7/01/33 (Pre-refunded 7/01/23)	7/23 at 100.00	A-	550,960
2,000	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	A-	2,214,200
1,250	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Bonds, Refunding & Improvement Series 2015A, 5.000%, 10/01/34 (Pre-refunded 10/01/25)	10/25 at 100.00	Aaa	1,496,600
	Leavenworth County Unified School District 453, Kansas, General Obligation Bonds, Series 2018A:
365	4.000%, 9/01/37 (Pre-refunded 9/01/26)	9/26 at 100.00	Aa3	430,660
2,155	4.000%, 9/01/38 (Pre-refunded 9/01/26)	9/26 at 100.00	Aa3	2,542,663
3,000	Manhattan, Kansas, Hospital Revenue Bonds, Mercy Regional Health Center, Inc, Refunding Series 2013, 5.000%, 11/15/29 (Pre-refunded 11/15/22)	11/22 at 100.00	AA-	3,209,220
2,000	Sedgwick County Unified School District 260, Kansas, General Obligation Bonds, Refunding & School Building Series 2018B, 5.000%, 10/01/40 (Pre-refunded 10/01/26)	10/26 at 100.00	Aa3	2,470,440
1,000	Sedgwick County Unified School District 260, Kansas, General Obligation Bonds, Refunding & School Improvement Series 2012, 5.000%, 10/01/30 (Pre-refunded 10/01/22)	10/22 at 100.00	AA-	1,065,270
4,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc, Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R	4,087,560
2,000	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Refunding Series 2011A, 5.000%, 10/01/28 (Pre-refunded 10/01/21)	10/21 at 100.00	AA-	2,031,620

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 2,000	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2012B, 5.000%, 9/01/37 (Pre-refunded 9/01/22)	9/22 at 100.00	A	$2,121,060
1,535	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2011A, 5.000%, 9/01/28 (Pre-refunded 9/01/21)	9/21 at 100.00	A	1,553,543
2,500	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 9/01/32 (Pre-refunded 9/01/22)	9/22 at 100.00	A	2,651,325
29,305	Total U.S. Guaranteed			31,978,545
	Utilities – 12.0%
1,255	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.500%, 4/01/41 (4)	No Opt. Call	N/R	1,569
130	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	BBB	137,368
600	Chisholm Creek Utility Authority, Kansas, Water and Wastewater Facilities Revenue Bonds, Bel Aire & Park Cities, Kansas Project, Refunding Series 2017, 5.000%, 9/01/27 – AGM Insured	No Opt. Call	AA	743,730
100	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	A-	109,581
1,750	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.000%, 7/01/28	7/23 at 100.00	A-	1,885,817
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016:
370	5.000%, 7/01/36	7/26 at 100.00	A-	424,020
2,580	5.000%, 1/01/46	7/26 at 100.00	A-	2,914,910
	Guam Power Authority, Revenue Bonds, Refunding Series 2017A:
2,650	5.000%, 10/01/33	10/27 at 100.00	BBB	3,105,535
3,750	5.000%, 10/01/40	10/27 at 100.00	BBB	4,340,137
1,375	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,453,128
	Guam Power Authority, Revenue Bonds, Series 2014A:
1,000	5.000%, 10/01/32	10/24 at 100.00	AA	1,123,880
1,000	5.000%, 10/01/33	10/24 at 100.00	AA	1,122,400
	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Dogwood Project, Series 2018A:
1,000	5.000%, 4/01/33 – BAM Insured	4/26 at 100.00	AA	1,200,920
1,000	5.000%, 4/01/34 – BAM Insured	4/26 at 100.00	AA	1,199,310
1,000	5.000%, 4/01/35 – BAM Insured	4/26 at 100.00	AA	1,197,470
1,500	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Jameson Energy Center Project, Series 2013, 5.750%, 7/01/38	7/23 at 100.00	A-	1,666,515
	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A:
1,395	5.000%, 12/01/22	No Opt. Call	A3	1,492,776
1,265	5.000%, 12/01/23	12/22 at 100.00	A3	1,351,007

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (4)	No Opt. Call	N/R	$1,250
515	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (4)	No Opt. Call	N/R	644
480	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/28 – AGC Insured	6/21 at 100.00	AA	492,878
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV:
2,480	5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA	2,898,971
1,065	5.250%, 7/01/31 – AGM Insured	No Opt. Call	AA	1,255,624
	Salina, Kansas, Water and Sewer System Revenue Bonds, Refunding Series 2019A:
475	3.000%, 10/01/28	10/26 at 100.00	Aa3	521,075
355	3.000%, 10/01/29	10/26 at 100.00	Aa3	387,195
780	3.000%, 10/01/30	10/26 at 100.00	Aa3	846,355
580	3.000%, 10/01/31	10/26 at 100.00	Aa3	625,507
1,595	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	6/21 at 100.00	CCC	1,512,539
200	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2017A, 5.000%, 10/01/22	No Opt. Call	AA-	212,922
2,250	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2016A, 5.000%, 9/01/40	9/25 at 100.00	A	2,629,440
35,495	Total Utilities			36,854,473
$ 272,265	Total Municipal Bonds (cost $283,443,815)			297,624,194

Shares	Description (1)	Value
	COMMON STOCKS – 0.9%
	Electric Utilities – 0.9%
89,726	Energy Harbor Corp, (6), (7), (8)	$ 2,856,248
	Total Common Stocks (cost $2,547,413)	2,856,248
	Total Long-Term Investments (cost $285,991,228)	300,480,442
	Other Assets Less Liabilities – 2.3%	7,058,566
	Net Assets – 100%	$ 307,539,008

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Common Stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, First Energy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 and Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40.
(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(8)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Kentucky Municipal Bond Fund
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 107.9%
	MUNICIPAL BONDS – 107.9%
	Education and Civic Organizations – 17.8%
$ 155	Campbellsville, Kentucky, Industrial Building Revenue Bonds, Campbellsville University Project, Series 2017, 5.000%, 3/01/39	3/27 at 100.00	N/R	$162,635
1,060	Eastern Kentucky University, General Receipts Bonds, Series 2017A, 5.000%, 4/01/26	No Opt. Call	A1	1,276,261
	Kentucky Bond Development Corporation, Educational Facilities Revenue Bonds, City of Danville, Centre College Project, Series 2021:
4,700	4.000%, 6/01/46 (WI/DD, settling 06/3/21)	6/31 at 100.00	A	5,540,595
4,200	4.000%, 6/01/51 (WI/DD, settling 06/3/21)	6/31 at 100.00	A	4,921,812
	Kentucky Bond Development Corporation, Educational Facilities Revenue Bonds, City of Stamping Ground, Transylvania University Project, Refunding Series 2021A:
1,040	4.000%, 3/01/46	3/30 at 100.00	A-	1,173,910
705	4.000%, 3/01/49	3/30 at 100.00	A-	793,259
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
2,000	5.000%, 7/01/33	7/25 at 100.00	BBB+	2,254,040
6,250	5.000%, 1/01/45	7/25 at 100.00	BBB+	6,936,875
	Kentucky Higher Education Student Loan Corporation, Student Loan Revenue Bonds, Senior Series 2014A:
900	5.000%, 6/01/22 (AMT)	No Opt. Call	A	939,924
700	5.000%, 6/01/23 (AMT)	No Opt. Call	A	759,948
400	5.000%, 6/01/24 (AMT)	No Opt. Call	A	447,988
	Kentucky Higher Education Student Loan Corporation, Student Loan Revenue Bonds, Series 2019A:
1,000	5.000%, 6/01/28 (AMT)	No Opt. Call	A	1,194,940
700	5.000%, 6/01/29 (AMT)	No Opt. Call	A	841,904
	Louisville-Jefferson County Metro Government, Kentucky, Revenue Bonds, Bellarmine University Inc Project, Refunding & Improvement Series 2015:
1,790	5.000%, 5/01/31	5/25 at 100.00	Baa3	1,929,710
1,210	5.000%, 5/01/40	5/25 at 100.00	Baa3	1,288,602
	Murray State University, Kentucky, General Receipts Bonds, Series 2015A:
1,125	5.000%, 3/01/26	3/25 at 100.00	A1	1,310,018
1,075	5.000%, 3/01/27	3/25 at 100.00	A1	1,248,183
4,000	University of Kentucky, General Receipts Bonds, Refunding Series 2015B, 5.000%, 10/01/27	4/25 at 100.00	AA	4,647,200
4,535	University of Kentucky, General Receipts Bonds, Refunding Series 2018A, 4.000%, 10/01/32	4/26 at 100.00	AA	5,141,828
2,000	University of Kentucky, General Receipts Bonds, Series 2015A, 5.000%, 4/01/29	4/25 at 100.00	AA	2,323,660
250	University of Kentucky, General Receipts Bonds, Series 2016A, 5.000%, 4/01/32	4/25 at 100.00	AA	290,110

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 2,005	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2011A, 5.000%, 9/01/26	9/21 at 100.00	A+	$2,028,699
1,910	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2012A, 5.000%, 9/01/25	9/21 at 100.00	A+	1,932,576
	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2016D:
1,155	5.000%, 3/01/31	9/26 at 100.00	A+	1,389,511
3,450	5.000%, 3/01/32	9/26 at 100.00	A+	4,147,728
	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2020A:
1,365	4.000%, 9/01/30 – AGM Insured	9/28 at 100.00	AA	1,628,909
1,420	4.000%, 9/01/31 – AGM Insured	9/28 at 100.00	AA	1,688,536
2,500	University of Louisville, Kentucky, Revenue Bonds, Refunding General Reciepts Series 2016C, 4.000%, 9/01/28	3/26 at 100.00	A+	2,843,075
	Western Kentucky University, General Receipts Revenue Bonds, Refunding Series 2016A:
2,690	5.000%, 9/01/25	No Opt. Call	A1	3,174,900
2,820	5.000%, 9/01/26	9/25 at 100.00	A1	3,314,374
59,110	Total Education and Civic Organizations			67,571,710
	Health Care – 13.5%
10,295	Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a King's Daughters Medical Center Project, Refunding Series 2019, 3.000%, 2/01/40 – AGM Insured	2/30 at 100.00	AA	10,830,237
	Glasgow, Kentucky, Healthcare Revenue Bonds, TJ Samson Community Hospital Project, Series 2011:
100	5.350%, 2/01/24	8/21 at 100.00	BBB	100,670
2,000	6.375%, 2/01/35	8/21 at 100.00	BBB	2,014,680
3,310	6.450%, 2/01/41	8/21 at 100.00	BBB	3,333,501
8,000	Kentucky Bond Development Corporation, Hospital Revenue Bonds, Saint Elizabeth Medical Center, Inc, Refunding Series 2016, 5.000%, 5/01/39	5/26 at 100.00	AA	9,377,360
3,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2017B, 5.000%, 8/15/41	8/27 at 100.00	A2	3,607,140
500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A, 5.250%, 6/01/41	6/27 at 100.00	Baa2	586,290
6,385	Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health, Series 2019A-1, 5.000%, 8/01/44	8/29 at 100.00	BBB+	7,894,605
	Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health, Series 2019A-2:
100	5.000%, 8/01/37	8/29 at 100.00	BBB+	125,504
100	5.000%, 8/01/38	8/29 at 100.00	BBB+	125,226
2,500	5.000%, 8/01/44	8/29 at 100.00	BBB+	3,091,075
2,000	Murray, Kentucky, Hospital Facilities Revenue Bonds, Murray-Calloway County Public Hospital Corporation Project, Refunding Series 2016, 5.000%, 8/01/37	8/26 at 100.00	Ba2	2,227,620

Nuveen Kentucky Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Refunding Series 2021A:
$ 900	5.000%, 4/01/23	No Opt. Call	AA-	$978,579
600	5.000%, 4/01/24	No Opt. Call	AA-	677,352
600	5.000%, 4/01/25	No Opt. Call	AA-	700,350
500	5.000%, 4/01/26	No Opt. Call	AA-	600,425
500	5.000%, 4/01/27	No Opt. Call	AA-	617,420
	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2012A:
1,980	5.000%, 10/01/33	10/22 at 100.00	A+	2,080,129
2,000	5.000%, 10/01/37	10/22 at 100.00	A+	2,097,860
45,370	Total Health Care			51,066,023
	Housing/Multifamily – 0.3%
1,000	Kentucky Housing Corporation, Conduit Multifamily Mortgage Revenue Bonds, Florence Homes III Apartments Project, Series 2005B, 5.000%, 6/01/35 (AMT) (Mandatory Put 6/01/23)	7/21 at 100.00	N/R	1,001,830
	Housing/Single Family – 0.1%
415	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2011B, 3.100%, 7/01/22	7/21 at 100.00	AAA	415,988
	Tax Obligation/Limited – 28.6%
	Barren County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2015:
1,250	5.000%, 8/01/24	No Opt. Call	A1	1,429,600
1,760	5.000%, 8/01/25	2/25 at 100.00	A1	2,041,072
1,560	Jefferson County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2020A, 5.000%, 6/01/28	No Opt. Call	AA-	1,983,041
1,135	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington Project, Series 2016A, 4.400%, 10/01/24	No Opt. Call	N/R	1,151,616
	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington Center Corporation Project, Series 2018A:
8,500	5.000%, 9/01/43	9/28 at 100.00	A2	10,374,590
10,400	5.000%, 9/01/48	9/28 at 100.00	A2	12,374,960
	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington Center Corporation Project, Subordinate Series 2018B:
1,050	5.000%, 9/01/24	No Opt. Call	A3	1,196,013
1,435	5.000%, 9/01/25	No Opt. Call	A3	1,687,072
1,485	5.000%, 9/01/26	No Opt. Call	A3	1,796,865
555	5.000%, 9/01/28	No Opt. Call	A3	701,825
	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc, Series 2017A:
13,650	4.000%, 12/01/41 – AGM Insured (UB) (4)	12/27 at 100.00	AA	15,624,063
4,100	5.000%, 12/01/45 – AGM Insured	12/27 at 100.00	AA	5,002,779

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 4,985	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 112, Refunding Series 2016B, 5.000%, 11/01/24	No Opt. Call	A1	$5,755,232
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 115, Series 2017:
7,000	5.000%, 4/01/32 (UB) (4)	4/27 at 100.00	A1	8,527,190
6,000	5.000%, 4/01/38	4/27 at 100.00	A1	7,246,560
2,500	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 119, Series 2018, 5.000%, 5/01/30	5/28 at 100.00	A1	3,135,725
	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2012A:
1,250	5.000%, 7/01/30	7/22 at 100.00	Aa3	1,311,413
6,740	5.000%, 7/01/31	7/22 at 100.00	Aa3	7,070,327
5,000	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2017B, 5.000%, 7/01/28 (UB) (4)	7/27 at 100.00	Aa3	6,203,500
	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2017A:
1,930	5.000%, 7/01/33 (UB) (4)	7/27 at 100.00	Aa3	2,366,856
550	5.000%, 7/01/36 (UB) (4)	7/27 at 100.00	Aa3	671,259
500	5.000%, 7/01/37 (UB) (4)	7/27 at 100.00	Aa3	609,275
1,000	Newport, Kentucky, Special Obligation Revenue Bonds, Newport Clifton Project, Series 2020B, 5.500%, 12/01/60	12/30 at 100.00	N/R	1,029,810
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
6,739	4.500%, 7/01/34	7/25 at 100.00	N/R	7,418,156
89	4.550%, 7/01/40	7/28 at 100.00	N/R	100,009
1,370	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2019A-2A, 4.550%, 7/01/40	7/28 at 100.00	N/R	1,539,469
92,533	Total Tax Obligation/Limited			108,348,277
	Transportation – 9.2%
	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2016:
1,635	5.000%, 1/01/25	No Opt. Call	A1	1,898,513
1,855	5.000%, 1/01/30	1/26 at 100.00	A1	2,199,696
1,750	5.000%, 1/01/31	1/26 at 100.00	A1	2,070,723
2,730	5.000%, 1/01/33	1/26 at 100.00	A1	3,230,436
4,320	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2019, 5.000%, 1/01/49	1/29 at 100.00	A1	5,325,998
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Capital Appreciation Series 2013B:
2,000	0.000%, 7/01/23	No Opt. Call	Baa2	1,958,920
700	0.000%, 7/01/32	7/28 at 76.98	Baa2	459,228

Nuveen Kentucky Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 1,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/39 (5)	7/31 at 100.00	Baa2	$1,221,960
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
250	5.750%, 7/01/49	7/23 at 100.00	Baa2	276,028
11,500	6.000%, 7/01/53	7/23 at 100.00	Baa2	12,746,485
	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
1,555	5.000%, 7/01/31 (AMT)	7/24 at 100.00	A+	1,743,093
1,500	5.000%, 7/01/32 (AMT)	7/24 at 100.00	A+	1,677,555
30,795	Total Transportation			34,808,635
	U.S. Guaranteed – 12.6% (6)
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011:
3,500	5.000%, 8/15/42 (Pre-refunded 8/15/21)	8/21 at 100.00	N/R	3,534,300
3,645	5.250%, 8/15/46 (Pre-refunded 8/15/21)	8/21 at 100.00	N/R	3,682,580
	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc, Series 2008-A2:
3,520	0.000%, 12/01/22 – AGC Insured (ETM)	No Opt. Call	A3	3,505,779
3,750	0.000%, 12/01/23 – AGC Insured (ETM)	No Opt. Call	A3	3,716,437
10,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB+	10,796,500
2,750	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue Bonds, Series 2012A, 5.000%, 2/01/30 (Pre-refunded 2/01/22)	2/22 at 100.00	AAA	2,840,145
500	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2012A, 5.000%, 7/01/24 (Pre-refunded 7/01/22)	7/22 at 100.00	Aa3	526,505
	Lexington-Fayette Urban County Government, Kentucky, General Airport Revenue Refunding Bonds, Series 2012B:
1,215	5.000%, 7/01/29 (Pre-refunded 7/01/22) (AMT)	7/22 at 100.00	AA	1,278,046
1,100	5.000%, 7/01/31 (Pre-refunded 7/01/22) (AMT)	7/22 at 100.00	AA	1,157,079
1,000	5.000%, 7/01/38 (Pre-refunded 7/01/22)	7/22 at 100.00	AA	1,053,010
3,320	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/26 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+	3,479,360
8,000	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2013, 5.000%, 11/01/26 (Pre-refunded 11/01/22)	11/22 at 100.00	N/R	8,537,120
3,250	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Refunding Series 2013, 5.000%, 4/01/35 (Pre-refunded 4/01/23)	4/23 at 100.00	A+	3,537,398
45,550	Total U.S. Guaranteed			47,644,259
	Utilities – 24.8%
5,705	Bowling Green, Kentucky, Water and Sewer Revenue Bonds, Series 2019, 4.000%, 6/01/49 – AGM Insured	6/26 at 100.00	AA	6,197,285

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 2,630	Campbell and Kenton Counties Sanitation District 1, Kentucky, Revenue Bonds, Refunding Series 2020, 5.000%, 8/01/28	No Opt. Call	AA	$3,389,018
6,300	Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities Company Project, Refunding Series 2006B, 2.125%, 10/01/34 (AMT) (WI/DD, settling 06/1/21)	6/31 at 100.00	A1	6,410,817
3,375	Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities Company Project, Refunding Series 2018A, 3.375%, 2/01/26 (AMT)	12/23 at 100.00	A1	3,607,673
2,525	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue Bonds, Refunding Series 2016A, 5.000%, 2/01/28	2/26 at 100.00	AAA	3,046,766
	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue Bonds, Series 2018A:
4,265	5.000%, 2/01/30 (UB) (4)	2/28 at 100.00	AAA	5,439,837
5,000	5.000%, 2/01/31 (UB) (4)	2/28 at 100.00	AAA	6,355,900
2,570	Lexington-Fayette Urban County Government, Kentucky, Sewer System Revenue Bonds, Series 2019, 4.000%, 4/01/31	4/29 at 100.00	AA+	3,123,090
7,500	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2011A, 5.000%, 5/15/28	11/21 at 100.00	AA	7,663,725
3,730	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2018A, 4.000%, 5/15/37	5/28 at 100.00	AA	4,348,583
1,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2013A, 4.000%, 5/15/36	5/23 at 100.00	AA	1,065,680
	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2014A:
795	5.000%, 5/15/27	11/24 at 100.00	AA	916,842
1,785	4.000%, 5/15/40	11/24 at 100.00	AA	1,965,624
10,000	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 2.000%, 10/01/33	4/31 at 100.00	A1	10,146,200
	Northern Kentucky Water District, Revenue Bonds, Series 2012:
2,690	5.000%, 2/01/22	No Opt. Call	Aa2	2,776,833
3,495	5.000%, 2/01/26	2/22 at 100.00	Aa2	3,607,085
2,000	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Refunding Series 2016A, 5.000%, 10/01/33 – AGM Insured	10/26 at 100.00	AA	2,435,520
5	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Series 2009A, 5.250%, 10/01/35 – AGC Insured	6/21 at 100.00	AA	5,014
	Princeton Electric Plant Board, Kentucky, Revenue Bonds, Refunding Series 2015:
225	5.000%, 11/01/21 – AGM Insured	No Opt. Call	AA	229,185
1,000	5.000%, 11/01/25 – AGM Insured	5/25 at 100.00	AA	1,140,150
1,100	5.000%, 11/01/34 – AGM Insured	5/25 at 100.00	AA	1,281,709
1,635	5.000%, 11/01/37 – AGM Insured	5/25 at 100.00	AA	1,898,660
5,750	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory Put 4/01/24)	1/24 at 100.37	A2	6,296,710
2,840	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory Put 1/01/25)	10/24 at 100.24	A2	3,161,573

Nuveen Kentucky Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 3,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2019A-1, 4.000%, 12/01/49 (Mandatory Put 6/01/25)	3/25 at 100.29	A1	$3,374,250
	Russellville, Kentucky, Electric Plant Board Electric Revenue Bonds, Refunding Series 2015A:
380	5.000%, 8/01/22 – BAM Insured	No Opt. Call	AA	400,360
405	5.000%, 8/01/24 – BAM Insured	No Opt. Call	AA	459,626
3,180	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2016A, 1.300%, 9/01/44 (AMT) (Mandatory Put 9/01/27)	No Opt. Call	A1	3,190,112
84,885	Total Utilities			93,933,827
	Water and Sewer – 1.0%
	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Program Revenue Bonds, Tender Option Bond Trust 2015-XF2109:
1,330	18.027%, 2/01/25, 144A (IF) (4)	No Opt. Call	AAA	2,230,782
1,070	18.060%, 2/01/26, 144A (IF) (4)	2/25 at 100.00	AAA	1,792,197
2,400	Total Water and Sewer			4,022,979
$ 362,058	Total Long-Term Investments (cost $380,694,836)			408,813,528
	Floating Rate Obligations – (7.9)%			(29,845,000)
	Other Assets Less Liabilities – 0.0%			11,385
	Net Assets – 100%			$ 378,979,913
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Michigan Municipal Bond Fund
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 102.8%
	MUNICIPAL BONDS – 102.8%
	Consumer Staples – 0.7%
$ 1,965	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2006 Sold Tobacco Receipts Senior Current Interest Series 2020A-2, 5.000%, 6/01/40	12/30 at 100.00	BBB	$ 2,525,516
	Education and Civic Organizations – 20.3%
1,480	Central Michigan University Board of Trustees, General Revenue Bonds, Refunding Series 2014, 5.000%, 10/01/39	10/24 at 100.00	A+	1,675,730
	Central Michigan University Board of Trustees, General Revenue Bonds, Series 2019:
1,165	5.000%, 10/01/33	10/29 at 100.00	A+	1,495,079
2,020	5.000%, 10/01/34	10/29 at 100.00	A+	2,586,105
3,835	Eastern Michigan University, General Revenue Bonds, Series 2018A, 4.000%, 3/01/44 – AGM Insured	3/28 at 100.00	AA	4,337,117
	Ferris State University, Michigan, General Revenue Bonds, Refunding Series 2016:
2,695	5.000%, 10/01/34	10/26 at 100.00	A+	3,229,823
2,000	5.000%, 10/01/41	10/26 at 100.00	A+	2,383,520
350	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B, 5.000%, 12/01/28	12/24 at 100.00	A+	402,164
	Grand Valley State University, Michigan, General Revenue Bonds, Series 2017:
250	5.000%, 12/01/30	12/24 at 100.00	A+	287,065
250	5.000%, 12/01/32	12/24 at 100.00	A+	286,778
305	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Cesar Chavez Academy Project, Refunding Series 2019, 3.250%, 2/01/24	No Opt. Call	BB+	313,555
500	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 7.750%, 10/01/30	10/21 at 100.00	BB+	508,650
830	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/31	10/21 at 100.00	B	784,483
4,670	Michigan State University, General Revenue Bonds, Series 2015A, 5.000%, 8/15/40	8/25 at 100.00	AA	5,430,883
1,835	Michigan State University, General Revenue Bonds, Taxable Series 2019A, 5.000%, 2/15/48	2/29 at 100.00	AA	2,282,832
1,800	Michigan Technological University, General Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/45	10/25 at 100.00	A1	2,093,976
	Northern Michigan University, General Revenue Bonds, Series 2018A:
500	5.000%, 12/01/32	6/28 at 100.00	A1	624,810
400	5.000%, 12/01/34	6/28 at 100.00	A1	497,640
3,250	Oakland University, Michigan, General Revenue Bonds, Series 2016, 5.000%, 3/01/47	3/26 at 100.00	A1	3,822,227
4,990	Oakland University, Michigan, General Revenue Bonds, Series 2019, 5.000%, 3/01/50	3/29 at 100.00	A1	6,067,141
515	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	A1	618,361

Nuveen Michigan Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	University of Michigan, General Revenue Bonds, Refunding Series 2017A:
$ 5,000	4.000%, 4/01/26	No Opt. Call	AAA	$5,840,050
1,000	5.000%, 4/01/34	4/27 at 100.00	AAA	1,225,560
1,190	5.000%, 4/01/35	4/27 at 100.00	AAA	1,456,524
3,000	5.000%, 4/01/36	4/27 at 100.00	AAA	3,669,120
3,345	5.000%, 4/01/47	4/27 at 100.00	AAA	4,057,318
2,800	5.000%, 4/01/47 (UB) (4)	4/27 at 100.00	AAA	3,396,260
3,000	University of Michigan, General Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	3,345,300
	University of Michigan, General Revenue Bonds, Series 2015:
2,275	5.000%, 4/01/40 (UB) (4)	4/26 at 100.00	AAA	2,690,392
800	5.000%, 4/01/46 (UB) (4)	4/26 at 100.00	AAA	944,600
3,090	Wayne State University, Michigan, General Revenue Bonds, Series 2019A, 5.000%, 11/15/36	11/29 at 100.00	Aa3	3,948,093
650	Western Michigan University, General Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/45	5/25 at 100.00	Aa3	751,757
59,790	Total Education and Civic Organizations			71,052,913
	Health Care – 5.7%
1,000	Grand Traverse County Hospital Finance Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	AA	1,003,190
720	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group, Refunding Series 2015A, 5.000%, 8/01/32	8/24 at 100.00	A+	817,841
2,335	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2016, 5.000%, 11/15/41	11/26 at 100.00	A	2,822,828
3,085	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Series 2019A, 4.000%, 11/15/50	11/29 at 100.00	A	3,555,648
1,250	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding Series 2015, 5.000%, 11/15/45	5/25 at 100.00	A	1,432,587
2,955	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2016MI, 5.000%, 12/01/45	6/26 at 100.00	AA-	3,530,043
3,000	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2019A-MI, 4.000%, 12/01/49	12/29 at 100.00	AA-	3,513,630
	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012:
1,670	5.000%, 11/01/25	11/22 at 100.00	A+	1,775,961
1,250	5.000%, 11/01/42	11/22 at 100.00	A+	1,318,538
17,265	Total Health Care			19,770,266
	Tax Obligation/General – 34.9%
1,350	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, School Building & Site Series 2015, 5.000%, 5/01/25	No Opt. Call	Aa3	1,589,787
	Barry County, Michigan, General Obligation Bonds, Thornapple Manor Medical Care Facility, Capital Improvement & Refunding Series 2021:
1,020	4.000%, 4/01/32 (WI/DD, settling 07/6/21)	4/31 at 100.00	AA	1,258,119
1,100	4.000%, 4/01/41 (WI/DD, settling 07/6/21)	4/31 at 100.00	AA	1,319,549

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 3,350	Bloomfield Hills Schools, Oakland County, Michigan, General Obligation Bonds, School Building & Site Series 2020, 4.000%, 5/01/50	5/30 at 100.00	Aa1	$3,941,442
2,590	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2017I, 5.000%, 5/01/47	5/27 at 100.00	AA	3,104,762
3,450	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2020-I, 4.000%, 5/01/50	5/30 at 100.00	AA	4,096,530
1,000	Cadillac Area Public Schools, Wexford, Osceola and Lake Counties, Michigan, General Obligaiton Bonds, Refunding & School Building & Site Series 2018, 5.000%, 5/01/36	5/28 at 100.00	Aa1	1,250,670
	Cadillac Area Public Schools, Wexford, Osceola and Lake Counties, Michigan, General Obligaiton Bonds, Refunding & School Building & Site Series 2019:
875	5.000%, 5/01/41	5/29 at 100.00	Aa1	1,101,748
1,310	5.000%, 5/01/43	5/29 at 100.00	Aa1	1,637,958
1,515	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/39	5/24 at 100.00	AA	1,700,103
	Cedar Springs Public School District, Kent and Newaygo Counties, Michigan, General Obligation Bonds, School Building & Site Series 2021:
380	5.000%, 11/01/27 (WI/DD, settling 06/8/21)	No Opt. Call	AA	479,317
245	5.000%, 11/01/28 (WI/DD, settling 06/8/21)	No Opt. Call	AA	316,724
320	5.000%, 11/01/29 (WI/DD, settling 06/8/21)	No Opt. Call	AA	421,763
300	5.000%, 11/01/30 (WI/DD, settling 06/8/21)	No Opt. Call	AA	403,677
850	Chelsea School District, Washtenaw and Jackson, Michigan, General Obligation Bonds, School Building & Site Series 2020-I, 5.000%, 5/01/39	5/30 at 100.00	AA	1,097,741
205	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 1998C, 5.250%, 5/01/25 – BHAC Insured	No Opt. Call	AA+	227,392
1,575	East Lansing School District, Ingham and Clinton Counties, Michigan, General Obligation Bonds, Building & Site Series 2020II, 5.000%, 5/01/44	5/30 at 100.00	AA	2,011,228
2,000	East Lansing School District, Ingham County, Michigan, General Obligation Bonds, School Building & Site Series 2017I, 5.000%, 5/01/39	5/27 at 100.00	AA	2,435,760
1,835	Elk Rapids Schools, Antrim, Grand Traverse and Kalkaska, Michigan, General Obligation Bonds, School Building & Site Series 2021-I, 4.000%, 5/01/43	5/31 at 100.00	AA	2,220,992
500	Forest Hills Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2021-II, 4.000%, 5/01/30	No Opt. Call	Aa2	623,680
1,000	Godfrey-Lee Public School District, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2021, 4.000%, 5/01/43	5/31 at 100.00	AA	1,214,410
2,920	Grand Blanc Community Schools, Genesee and Oakland Counties, Michigan, General Obligation Bonds, School Building & Site Series 2020, 5.000%, 11/01/31	5/30 at 100.00	AA	3,914,435
	Grand Ledge Public Schools, Eaton, Clinton and Ionia Counties, Michigan, General Obligation Bonds, School Building & Site Series 2021-II:
1,615	5.000%, 5/01/39 (WI/DD, settling 06/3/21)	5/31 at 100.00	AA	2,138,082
870	5.000%, 5/01/40 (WI/DD, settling 06/3/21)	5/31 at 100.00	AA	1,149,522
	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding School Building & Site Series 2016:
4,325	5.000%, 5/01/29 – AGM Insured	5/26 at 100.00	AA	5,185,588
2,055	5.000%, 5/01/38 – AGM Insured	5/26 at 100.00	AA	2,430,181

Nuveen Michigan Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2019:
$ 1,000	5.000%, 11/01/36 – AGM Insured	5/29 at 100.00	AA	$1,280,040
1,750	5.000%, 11/01/37 – AGM Insured	5/29 at 100.00	AA	2,231,512
1,500	5.000%, 11/01/41 – AGM Insured	5/29 at 100.00	AA	1,881,345
1,250	5.000%, 11/01/42 – AGM Insured	5/29 at 100.00	AA	1,560,163
3,000	Jackson Public Schools, Jackson County, Michigan, General Obligation Bonds, School Building & Site Series 2018, 5.000%, 5/01/42	5/28 at 100.00	Aa1	3,691,740
1,700	Jenison Public Schools, Ottawa County, Michigan, General Obligation Bonds, School Building & Site Series 2020, 5.000%, 5/01/45	5/30 at 100.00	Aa1	2,204,815
	Kalamazoo County, Michigan, General Obligation Bonds, Juvenile Home Facilities Series 2017:
500	5.000%, 4/01/26	No Opt. Call	AA+	605,190
500	5.000%, 4/01/31	4/27 at 100.00	AA+	615,820
	Kent County, Michigan, General Obligation Bonds, Limited Tax Refunding Series 2019:
500	4.000%, 12/01/29	No Opt. Call	AAA	619,830
955	4.000%, 12/01/30	No Opt. Call	AAA	1,201,075
1,075	Kent County, Michigan, General Obligation Bonds, Limited Tax Series 2015, 5.000%, 1/01/35	1/25 at 100.00	AAA	1,241,195
	Kent County, Michigan, General Obligation Bonds, Refunding Limited Tax Series 2015:
1,500	5.000%, 1/01/31	1/25 at 100.00	AAA	1,734,795
2,000	5.000%, 1/01/37	1/25 at 100.00	AAA	2,306,120
1,750	Lakeview School District, Calhoun County, Michigan, General Obligation Bonds, School Building & Site Series 2016, 5.000%, 5/01/42	5/26 at 100.00	AA	2,068,570
185	Lansing Community College, Michigan, General Obligation Bonds, College Building & Site, Series 2017, 5.000%, 5/01/31	11/27 at 100.00	AA	232,083
1,050	Macomb Interceptor Drain Drainage District, Macomb County, Michigan, General Obligation Bonds, Refunding Clintondale Pump Station Improvements Series 2020, 5.000%, 5/01/31	No Opt. Call	AA+	1,416,471
	Marquette, Michigan, General Obligation Bonds, Refunding & Limited Obligation Series 2017:
230	4.000%, 5/01/25	No Opt. Call	AA	259,447
375	4.000%, 5/01/28	5/27 at 100.00	AA	446,314
550	4.000%, 5/01/29	5/27 at 100.00	AA	650,771
265	4.000%, 5/01/31	5/27 at 100.00	AA	309,438
215	4.000%, 5/01/32	5/27 at 100.00	AA	250,112
1,000	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of Wayne Criminal Justice Center Project, Senior Lien Series 2018, 5.000%, 11/01/43	11/28 at 100.00	Aa3	1,235,880
	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of Wayne, Second Lien Refunding Series 2020:
6,000	4.000%, 11/01/50	11/30 at 100.00	AA	7,008,600
2,500	4.000%, 11/01/55	11/30 at 100.00	AA	2,924,675

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa1	$1,024,320
	Michigan State, General Obligation Bonds, Environmental Program, Series 2020A:
1,700	5.000%, 5/15/33	5/30 at 100.00	Aa1	2,266,967
1,275	4.000%, 5/15/38	5/30 at 100.00	Aa1	1,553,843
	Monroe Public Schools, Monroe County, Michigan, General Obligation Bonds, School Building & Site Series 2020I:
1,495	5.000%, 5/01/41 (UB) (4)	5/30 at 100.00	AA	1,922,420
2,465	5.000%, 5/01/45 (UB) (4)	5/30 at 100.00	AA	3,140,213
	Muskegon County, Michigan, General Obligation Water Supply System Bonds, Refunding Series 2015:
550	5.000%, 11/01/33	11/25 at 100.00	AA	654,891
1,290	5.000%, 11/01/36	11/25 at 100.00	AA	1,527,347
1,175	Novi Community School District, Oakland County, Michigan, General Obligation Bonds, School Building & Site Series 2020-I, 5.000%, 5/01/44	5/30 at 100.00	Aa2	1,524,163
3,120	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2019I, 5.000%, 5/01/46	5/29 at 100.00	AA	3,880,874
1,095	Royal Oak, Oakland County, Michigan, General Obligation Bonds, Taxable Limited Tax Series 2018, 5.000%, 4/01/43	4/28 at 100.00	AA+	1,329,856
1,915	South Haven Public Schools, Van Buren Couty, Michigan, General Obligation Bonds, School Building & Site, Series 2014A, 5.000%, 5/01/41 – BAM Insured	5/24 at 100.00	AA	2,150,162
3,115	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, School Building & Site Series 2019, 5.000%, 5/01/44	5/29 at 100.00	Aa1	3,974,678
3,500	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, School Building & Site Series 2020, 5.000%, 5/01/50	5/30 at 100.00	Aa1	4,534,390
4,000	West Ottawa Public School District, Ottawa County, Michigan, General Obligation Bonds, School Building & Site Series 2019, 5.000%, 5/01/44	5/29 at 100.00	Aa2	4,944,680
2,100	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	Aa2	2,350,005
99,700	Total Tax Obligation/General			122,025,970
	Tax Obligation/Limited – 14.4%
2,935	Detroit Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Catalyst Development Project, Series 2018A, 5.000%, 7/01/48 – AGM Insured	7/24 at 100.00	AA	3,287,171
1,450	Jackson, Jackson County, Michigan, Downtown Development Bonds, Series 2001, 0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	1,450,000
1,000	Lansing Township Downtown Development Authority, Ingham County, Michigan, Tax Increment Bonds, Series 2013A, 5.950%, 2/01/42	2/24 at 103.00	N/R	1,085,870
4,070	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Regional Convention Facility Authority Local Project, Series 2014H-1, 5.000%, 10/01/39	10/24 at 100.00	AA-	4,641,387
2,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/38	10/25 at 100.00	Aa2	2,355,320

Nuveen Michigan Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2016-I:
$ 1,540	5.000%, 4/15/36	10/26 at 100.00	Aa2	$1,856,917
3,450	5.000%, 4/15/41	10/26 at 100.00	Aa2	4,108,295
1,000	5.000%, 10/15/46	10/26 at 100.00	Aa2	1,181,130
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2019-I:
520	5.000%, 4/15/36	10/29 at 100.00	Aa2	674,586
1,000	4.000%, 10/15/49	10/29 at 100.00	Aa2	1,166,440
1,000	4.000%, 4/15/54	10/29 at 100.00	Aa2	1,162,210
1,500	Michigan State, Comprehensive Transportation Revenue Bonds, Refunding Series 2015, 5.000%, 11/15/29	11/24 at 100.00	AA+	1,732,410
	Michigan State, Trunk Line Fund Bonds, Rebuilding Michigan Program Series 2020B:
9,170	4.000%, 11/15/45 (UB) (4)	11/30 at 100.00	AA+	11,077,910
3,000	4.000%, 11/15/45	11/30 at 100.00	AA+	3,624,180
685	Michigan State, Trunk Line Fund Bonds, Refunding Series 2015, 5.000%, 11/15/22	No Opt. Call	AA+	733,895
	Michigan State, Trunk Line Fund Bonds, Series 2011:
1,015	5.000%, 11/15/33	11/21 at 100.00	AA+	1,037,066
700	5.000%, 11/15/36	11/21 at 100.00	AA+	714,889
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
5,290	4.500%, 7/01/34	7/25 at 100.00	N/R	5,823,126
1,676	4.550%, 7/01/40	7/28 at 100.00	N/R	1,883,321
750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2019A-2A, 4.550%, 7/01/40	7/28 at 100.00	N/R	842,775
43,751	Total Tax Obligation/Limited			50,438,898
	Transportation – 2.9%
1,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (AMT)	No Opt. Call	A1	1,023,570
1,250	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Senior Series 2017A, 5.000%, 12/01/42	12/27 at 100.00	A1	1,545,550
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2012A:
2,000	5.000%, 12/01/37	12/22 at 100.00	A1	2,137,060
1,000	5.000%, 12/01/42 – AGM Insured	12/22 at 100.00	AA	1,067,750
1,700	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2014C, 5.000%, 12/01/44 (AMT)	12/24 at 100.00	A1	1,930,231
2,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2018A, 5.000%, 12/01/36	12/28 at 100.00	A1	2,544,560
8,950	Total Transportation			10,248,721
	U.S. Guaranteed – 6.1% (5)
690	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/29 (Pre-refunded 5/01/22)	5/22 at 100.00	Aa1	721,071

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System, Refunding Series 2011C:
$ 2,135	5.000%, 1/15/31 (Pre-refunded 1/15/22)	1/22 at 100.00	AA	$2,200,288
365	5.000%, 1/15/42 (Pre-refunded 1/15/22)	1/22 at 100.00	AA	376,162
525	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A, 5.000%, 7/01/34 (Pre-refunded 7/01/21)	7/21 at 100.00	AA-	527,084
	Lansing Board of Water and Light, Michigan, Utility System Rvenue Bonds, Tender Option Bond Trust 2016-XF0394:
250	18.145%, 7/01/37 (Pre-refunded 7/01/21), 144A (IF) (4)	7/21 at 100.00	AA-	253,977
800	18.145%, 7/01/37 (Pre-refunded 7/01/21), 144A (IF) (4)	7/21 at 100.00	AA-	812,728
3,000	Michigan Finance Authority, Hospital Revenue Bonds, Crittenton Hospital Medical Center, Refunding Series 2012A, 5.000%, 6/01/39 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	3,145,530
1,875	Michigan Finance Authority, Hospital Revenue Bonds, MidMichigan Health Credit Group, Refunding Series 2014, 5.000%, 6/01/39 (Pre-refunded 6/01/24)	6/24 at 100.00	A+	2,135,925
2,000	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017A-MI, 5.000%, 12/01/47 (Pre-refunded 12/01/22)	12/22 at 100.00	AA-	2,146,880
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MI:
10	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R	10,238
2,295	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	AA-	2,351,342
365	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012, 5.000%, 10/01/32 (Pre-refunded 10/01/22)	10/22 at 100.00	AAA	388,824
4,000	Michigan House of Representatives, Certificates of Participation, Series 1998, 0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	N/R	3,970,160
2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48 (Pre-refunded 6/01/22)	6/22 at 100.00	AA-	2,097,020
20,310	Total U.S. Guaranteed			21,137,229
	Utilities – 17.8%
850	Downriver Utility Wastewater Authority, Michigan, Sewer System Revenue Bonds, Series 2018, 5.000%, 4/01/43 – AGM Insured	4/28 at 100.00	AA	1,039,065
2,500	Grand Rapids, Kent County, Michigan, Santiary Sewer System Revenue Bonds, Improvement & Refunding Series 2020, 4.000%, 1/01/50	1/30 at 100.00	AA	2,920,775
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement & Refunding Series 2014:
1,500	5.000%, 1/01/35	1/24 at 100.00	AA	1,670,895
800	5.000%, 1/01/39	1/24 at 100.00	AA	888,744
350	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement Series 2012, 5.000%, 1/01/32	1/23 at 100.00	AA	375,932
1,655	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2018, 5.000%, 1/01/48	1/28 at 100.00	AA	2,001,011
1,250	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Refunding & Improvement Series 2016, 5.000%, 1/01/41	1/26 at 100.00	AA	1,465,275
1,500	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Refunding & Improvement Series 2018, 5.000%, 1/01/43	1/28 at 100.00	AA	1,824,870

Nuveen Michigan Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Refunding Series 2015:
$ 1,000	5.000%, 1/01/33	1/25 at 100.00	AA	$1,156,530
1,000	5.000%, 1/01/35	1/25 at 100.00	AA	1,153,060
1,875	Holland, Michigan, Electric Utility System Revenue Bonds, Series 2014A, 5.000%, 7/01/31	7/21 at 100.00	AA	1,882,069
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Refunding Series 2017A:
1,250	5.000%, 7/01/31	7/27 at 100.00	AA-	1,548,862
1,000	5.000%, 7/01/32	7/27 at 100.00	AA-	1,237,820
9,835	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2019A, 5.000%, 7/01/48	7/29 at 100.00	AA-	12,358,268
7,400	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2021A, 5.000%, 7/01/51	7/31 at 100.00	AA-	9,647,898
	Marquettte, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
1,000	5.000%, 7/01/29	7/26 at 100.00	AA-	1,212,650
1,230	5.000%, 7/01/32	7/26 at 100.00	AA-	1,489,862
1,000	5.000%, 7/01/33	7/26 at 100.00	AA-	1,210,540
1,800	Michigan Finance Authority, Clean Water Revolving Fund Revenue Bonds, Refunding Series 2018B, 5.000%, 10/01/39	10/28 at 100.00	AAA	2,283,552
885	Michigan Finance Authority, Clean Water Revolving Fund Revenue Bonds, Series 2020B, 5.000%, 10/01/31	10/30 at 100.00	Aaa	1,202,016
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1:
1,500	5.000%, 7/01/35 – AGM Insured	7/24 at 100.00	AA	1,699,545
1,220	5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	1,379,491
3,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014D-2, 5.000%, 7/01/27 – AGM Insured	7/24 at 100.00	AA	3,442,770
1,150	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2020B, 5.000%, 10/01/32	10/30 at 100.00	Aaa	1,558,261
3,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	3,068,130
1,000	Monroe County Economic Development Corporation, Michigan, Collateralized Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1992AA, 6.950%, 9/01/22 – FGIC Insured	No Opt. Call	Aa3	1,083,580
820	Saginaw, Michigan, Water Supply System Revenue Bonds, Refunding Series 2021, 4.000%, 7/01/38 – AGM Insured	7/31 at 100.00	AA	1,001,909
500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2011A, 5.000%, 7/01/31 – AGM Insured	8/21 at 100.00	AA	504,000
51,870	Total Utilities			62,307,380
$ 303,601	Total Long-Term Investments (cost $337,632,589)			359,506,893
	Floating Rate Obligations – (4.3)%			(15,200,000)
	Other Assets Less Liabilities – 1.5%			5,361,092
	Net Assets – 100%			$ 349,667,985

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Missouri Municipal Bond Fund
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.9%
	MUNICIPAL BONDS – 97.9%
	Consumer Staples – 1.9%
$ 3,000	Cape Girardeau County Industrial Development Authority, Missouri, Solid Waste Disposal Revenue Bonds, Procter & Gamble Products Company Project, Series 1998, 5.300%, 5/15/28 (AMT)	6/21 at 100.00	AA-	$3,009,510
8,840	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc, Series 1999, 5.200%, 3/15/29 (AMT)	No Opt. Call	AA-	11,313,697
11,840	Total Consumer Staples			14,323,207
	Education and Civic Organizations – 10.2%
	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2014A:
2,265	5.000%, 11/01/25	11/24 at 100.00	AA+	2,622,621
1,200	4.000%, 11/01/33	11/24 at 100.00	AA+	1,336,788
2,350	4.000%, 11/01/34	11/24 at 100.00	AA+	2,613,459
5,010	Curators of the University of Missouri, System Facilities Revenue Bonds, Taxable Series 2020A, 5.000%, 11/01/30	No Opt. Call	AA+	6,776,276
1,000	Health and Educational Facilities Authority of the State of Missouri, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2018 A, 4.000%, 10/01/38	10/28 at 100.00	A+	1,153,720
1,055	Lincoln University, Missouri, Auxiliary System Revenue Bonds, Refunding Series 2019, 5.000%, 6/01/31 – AGM Insured	6/27 at 100.00	AA	1,283,492
1,025	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	A1	1,119,054
2,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2017A, 5.000%, 6/01/47	6/27 at 100.00	A1	2,405,300
3,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB	3,189,300
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southeast Missouri State University, Refunding Series 2019:
2,295	4.000%, 10/01/34	10/29 at 100.00	A	2,632,136
2,510	4.000%, 10/01/36	10/29 at 100.00	A	2,865,266
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012:
575	3.500%, 10/01/22	No Opt. Call	BBB-	593,187
3,470	5.000%, 10/01/33	10/22 at 100.00	BBB-	3,549,810
2,255	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34	10/23 at 100.00	A+	2,495,315
1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Maryville University of St Louis Project, Series 2015, 5.000%, 6/15/44	6/25 at 100.00	BBB+	1,109,190

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2015A:
$ 3,700	5.000%, 10/01/38	10/25 at 100.00	AA-	$4,355,640
7,920	4.000%, 10/01/42	10/25 at 100.00	AA-	8,788,903
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2017A:
600	4.000%, 10/01/36	4/27 at 100.00	AA-	680,346
5,690	5.000%, 10/01/42	4/27 at 100.00	AA-	6,860,888
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2019A:
3,390	5.000%, 10/01/46	4/29 at 100.00	AA-	4,170,649
6,665	4.000%, 10/01/48	4/29 at 100.00	AA-	7,643,955
1,150	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Refunding Series 2017, 4.000%, 4/01/34	4/27 at 100.00	Baa2	1,252,787
	Missouri State University, Auxiliary Enterprise System Revenue Bonds, Series 2019A:
260	4.000%, 10/01/31	10/27 at 100.00	A+	300,739
285	4.000%, 10/01/32	10/27 at 100.00	A+	328,907
500	4.000%, 10/01/33	10/27 at 100.00	A+	575,650
400	4.000%, 10/01/34	10/27 at 100.00	A+	459,632
1,625	Saint Louis Community College District, Saint Louis County, Missouri, Certificates of Participation, Series 2017, 4.000%, 4/01/36	4/27 at 100.00	AA	1,840,621
1,000	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.350%, 6/15/32	6/21 at 100.00	N/R	1,000,190
1,100	Saline County Industrial Development Authority, Missouri, First Mortgage Revenue Bonds, Missouri Valley College, Series 2017, 4.500%, 10/01/40	10/23 at 100.00	N/R	1,126,345
860	Truman State University, Missouri, Housing System Revenue Bonds, Refunding Series 2015, 3.750%, 6/01/33	6/23 at 100.00	A2	891,493
66,155	Total Education and Civic Organizations			76,021,659
	Health Care – 22.9%
675	Barton County, Missouri, Hospital Revenue Bonds, Cox Barton County Hospital Project, Series 2017B, 3.650%, 7/01/27	7/23 at 100.00	N/R	701,919
	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2016:
1,455	5.000%, 8/01/29	8/26 at 100.00	BBB-	1,640,061
1,000	5.000%, 8/01/30	8/26 at 100.00	BBB-	1,120,340
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A:
530	3.375%, 6/01/28	6/22 at 100.00	AA	546,430
4,000	5.000%, 6/01/33	6/22 at 100.00	AA	4,189,920
2,000	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2016, 5.000%, 6/01/39	6/26 at 100.00	AA	2,350,780
1,325	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	BBB-	1,470,260

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A:
$ 1,325	5.000%, 3/01/31	3/27 at 100.00	BBB-	$1,575,690
1,210	5.000%, 3/01/32	3/27 at 100.00	BBB-	1,435,713
1,645	5.000%, 3/01/36	3/27 at 100.00	BBB-	1,937,695
1,580	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2021, 4.000%, 3/01/46	3/31 at 100.00	BBB-	1,796,776
	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Healthcare System, Series 2017:
1,170	4.000%, 10/01/31	10/27 at 100.00	A-	1,351,795
1,220	4.000%, 10/01/32	10/27 at 100.00	A-	1,406,355
485	5.000%, 10/01/42	10/27 at 100.00	A-	579,667
2,450	5.000%, 10/01/47	10/27 at 100.00	A-	2,910,159
1,560	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2015, 5.000%, 2/15/35	2/24 at 100.00	A	1,702,724
	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2020A:
290	5.000%, 2/15/29	No Opt. Call	A	366,575
310	5.000%, 2/15/30	No Opt. Call	A	397,079
	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Health System, Inc, Series 2016:
500	5.000%, 11/15/24	No Opt. Call	A+	577,655
100	5.000%, 11/15/31	5/26 at 100.00	A+	118,806
1,575	4.000%, 11/15/33	5/26 at 100.00	A+	1,782,239
4,200	5.000%, 11/15/34	5/26 at 100.00	A+	4,964,400
4,335	5.000%, 11/15/35	5/26 at 100.00	A+	5,117,294
1,000	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Health System, Inc, Series 2018A, 5.000%, 11/15/43	5/28 at 100.00	A+	1,220,460
1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2014, 5.000%, 1/01/44	1/24 at 100.00	AA	1,105,230
5,890	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	1/25 at 100.00	AA	6,393,301
8,200	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2021A, 4.000%, 7/01/46	7/31 at 100.00	AA	9,800,804
9,175	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Variable Rate Demand Obligation Series 2017D, 4.000%, 1/01/58 (Mandatory Put 1/01/48)	1/28 at 100.00	AA	10,309,489
1,905	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2020, 5.000%, 11/01/40	11/30 at 100.00	Baa2	2,262,549
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A:
1,475	5.000%, 11/15/44	11/23 at 100.00	A2	1,611,792
2,980	5.000%, 11/15/48	11/23 at 100.00	A2	3,256,365

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2015A:
$ 2,200	5.000%, 11/15/32	11/25 at 100.00	A2	$2,530,638
2,400	5.000%, 11/15/39	11/25 at 100.00	A2	2,745,096
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2019A:
1,300	5.000%, 11/15/33	5/29 at 100.00	A2	1,658,722
880	5.000%, 11/15/35	5/29 at 100.00	A2	1,116,676
975	5.000%, 11/15/37	5/29 at 100.00	A2	1,230,986
265	5.000%, 11/15/38	5/29 at 100.00	A2	333,836
3,000	4.000%, 11/15/49	5/29 at 100.00	A2	3,425,880
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012:
1,000	3.875%, 2/15/32	2/22 at 100.00	AA-	1,016,170
3,035	5.000%, 2/15/37	2/22 at 100.00	AA-	3,118,371
225	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2012, 4.000%, 11/15/42	11/22 at 100.00	A+	233,930
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2014F:
845	5.000%, 11/15/45	11/24 at 100.00	A+	953,566
2,355	4.250%, 11/15/48	11/24 at 100.00	A+	2,561,416
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2017C:
1,050	4.000%, 11/15/36	11/27 at 100.00	A+	1,211,490
2,395	4.000%, 11/15/37	11/27 at 100.00	A+	2,757,579
5,295	4.000%, 11/15/47	11/27 at 100.00	A+	6,003,630
2,750	5.000%, 11/15/47	11/27 at 100.00	A+	3,327,775
1,000	4.000%, 11/15/49	11/27 at 100.00	A+	1,131,770
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2018A:
1,000	5.000%, 6/01/27	No Opt. Call	A+	1,248,070
1,330	5.000%, 6/01/30	12/28 at 100.00	A+	1,695,670
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2020:
2,000	4.000%, 6/01/50	6/30 at 100.00	A+	2,325,320
11,240	4.000%, 6/01/53	6/30 at 100.00	A+	13,036,377
2,325	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mosaic Health System, Series 2019A, 4.000%, 2/15/44	2/29 at 100.00	AA-	2,684,050
1,130	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Anthony's Medical Center, Series 2015B, 5.000%, 2/01/45	8/25 at 100.00	A+	1,278,900

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Episcopal & Presbyterian Hospitals, Series 2015B:
$ 1,500	3.500%, 12/01/32	6/25 at 100.00	A+	$1,580,595
2,000	5.000%, 12/01/33	6/25 at 100.00	A+	2,254,840
500	3.625%, 12/01/34	6/25 at 100.00	A+	527,820
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Episcopal & Presbyterian Hospitals, Series 2019:
1,100	4.000%, 12/01/35	6/29 at 100.00	A+	1,266,749
2,000	4.000%, 12/01/37	6/29 at 100.00	A+	2,291,300
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2014A:
345	5.000%, 6/01/26	6/24 at 100.00	AA-	391,109
2,000	5.000%, 6/01/31	6/24 at 100.00	AA-	2,260,900
1,165	4.000%, 6/01/32	6/24 at 100.00	AA-	1,271,201
265	4.000%, 6/01/33	6/24 at 100.00	AA-	288,882
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2018A:
1,035	4.000%, 6/01/48	6/28 at 100.00	AA-	1,163,733
1,500	5.000%, 6/01/48	6/28 at 100.00	AA-	1,805,430
3,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children's Mercy Hospital, Series 2016, 4.000%, 5/15/34	5/26 at 100.00	A+	3,350,340
3,030	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children's Mercy Hospital, Series 2017A, 4.000%, 5/15/48	5/25 at 102.00	A+	3,329,849
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E Cox Medical Center, Series 1992H:
3,005	0.000%, 9/01/21 – NPFG Insured	No Opt. Call	A2	3,001,094
4,025	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A2	3,993,323
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
830	5.000%, 11/15/28	11/25 at 100.00	N/R	907,746
2,250	4.000%, 11/15/36	11/25 at 100.00	N/R	2,303,438
3,000	5.000%, 11/15/46	11/25 at 100.00	N/R	3,163,740
1,160	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	BBB-	1,284,143
150,270	Total Health Care			170,062,472
	Housing/Multifamily – 0.2%
1,000	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Shepard Apartments Project, 2013 Series 3, 5.000%, 7/01/45	7/23 at 100.00	AA+	1,055,940
	Housing/Single Family – 0.2%
920	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2017A-2, 3.800%, 11/01/37	11/26 at 100.00	AA+	1,004,263

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$ 205	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2015B-2, 3.800%, 11/01/34	5/25 at 100.00	AA+	$ 218,800
1,125	Total Housing/Single Family			1,223,063
	Long-Term Care – 3.8%
3,110	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Refunding Series 2016, 4.000%, 5/01/33	5/25 at 100.00	N/R	3,123,342
900	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/37	5/27 at 100.00	BB	1,012,239
555	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Bethesda Health Group, Inc, Series 2021, 4.000%, 8/01/41	8/31 at 100.00	BBB	647,174
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2014A:
1,000	5.000%, 2/01/35	2/24 at 100.00	BBB	1,085,840
1,500	5.000%, 2/01/44	2/24 at 100.00	BBB	1,620,180
5,550	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016A, 5.000%, 2/01/46	2/26 at 100.00	BBB	6,245,526
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2019C:
475	4.000%, 2/01/32	2/29 at 100.00	BBB	551,328
1,000	5.000%, 2/01/42	2/29 at 102.00	BBB	1,227,710
3,580	4.000%, 2/01/48	2/29 at 100.00	BBB	3,978,705
	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012:
550	5.000%, 9/01/32	9/22 at 100.00	BB+	571,312
2,715	5.000%, 9/01/42	9/22 at 100.00	BB+	2,801,120
2,570	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	BB+	2,779,404
2,000	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village Saint Louis Obligated Group, Series 2017, 5.000%, 9/01/48	9/27 at 100.00	BB+	2,252,920
500	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew's Resources for Seniors, Series 2015A, 5.125%, 12/01/45	12/25 at 100.00	N/R	534,825
26,005	Total Long-Term Care			28,431,625
	Tax Obligation/General – 13.6%
2,000	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, School Building Series 2012, 4.375%, 3/01/32	3/22 at 100.00	A+	2,062,000
	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2014:
960	5.000%, 3/01/33	3/22 at 100.00	N/R	994,234
40	5.000%, 3/01/33	3/22 at 100.00	AA-	41,385
3,745	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/35	3/23 at 100.00	AA-	3,966,629
3,665	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2018, 4.000%, 3/01/36	3/26 at 100.00	AA	4,158,272

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Clay County Reorganized School District R-II Smithville, Missouri, General Obligation Bonds, Refunding Series 2015:
$ 2,000	4.000%, 3/01/35	3/27 at 100.00	AA+	$2,333,060
1,160	4.000%, 3/01/36	3/27 at 100.00	AA+	1,351,528
600	Clay County School District 40, Excelsior Springs, Missouri, General Obligation Bonds, School Building Series 2020, 5.000%, 3/01/33	3/30 at 100.00	AA+	792,726
3,000	Columbia School District, Boone County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/35	3/25 at 100.00	Aa1	3,353,670
1,225	Columbia School District, Boone County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2016, 5.000%, 3/01/36	3/26 at 100.00	Aa1	1,460,812
	Fenton Missouri Fire Protection District, Missouri, General Obligation Bonds, Series 2019:
1,000	4.000%, 3/01/29	3/27 at 100.00	AA+	1,177,550
1,075	4.000%, 3/01/30	3/27 at 100.00	AA+	1,257,750
450	4.000%, 3/01/36	3/27 at 100.00	AA+	510,035
375	4.000%, 3/01/37	3/27 at 100.00	AA+	424,163
500	4.000%, 3/01/38	3/27 at 100.00	AA+	564,560
1,000	Fort Osage Reorganized School District R-1, Jackson County, Missouri, General Obligation Bonds, Direct Deposit Program, Series 2017, 4.000%, 3/01/34	3/27 at 100.00	AA+	1,159,050
	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015:
1,500	4.000%, 3/01/31	3/24 at 100.00	AA+	1,642,350
1,000	4.000%, 3/01/32	3/24 at 100.00	AA+	1,093,920
1,800	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2018, 5.000%, 3/01/36	3/27 at 100.00	AA+	2,194,002
1,000	Franklin County Reorganized School District R-XI Union, Missouri, General Obligation Bonds, Series 2020A, 5.000%, 3/01/36	3/25 at 100.00	AA+	1,154,410
2,000	Hazelwood School District, St Louis County, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Series 2013A, 5.000%, 3/01/33	3/23 at 100.00	AA+	2,162,400
1,950	Independence School District, Jackson County, Missouri, General Obligation Bonds, Refunding Series 2017B, 5.500%, 3/01/32	3/27 at 100.00	AA+	2,451,247
1,435	Jackson County Center School District 58, Missouri, General Obligation Bonds, Refunding & School Building Series 2019A, 4.000%, 3/01/37	3/27 at 100.00	Aa1	1,671,115
1,000	Jackson County Consolidated School District 2, Raytown, Missouri, General Obligation Bonds, Series 2014, 5.000%, 3/01/32	3/24 at 100.00	AA+	1,122,900
	Jackson County Consolidated School District 2, Raytown, Missouri, General Obligation Bonds, Series 2019A:
1,000	5.000%, 3/01/36	3/29 at 100.00	AA+	1,280,020
1,000	5.000%, 3/01/38	3/29 at 100.00	AA+	1,275,500
1,000	5.000%, 3/01/39	3/29 at 100.00	AA+	1,272,700
1,140	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2018A, 5.500%, 3/01/37	3/29 at 100.00	AA+	1,506,271
1,000	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2019, 5.500%, 3/01/39	3/29 at 100.00	AA+	1,318,950

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,635	Jasper County School District R-9, Carthage, Missouri, General Obligation Bonds, Refunding Series 2020B, 4.000%, 3/01/33	3/29 at 100.00	AA+	$1,969,684
700	Jefferson City School District, Missouri, General Obligation Bonds, Series 2017, 4.000%, 3/01/29	3/26 at 100.00	AA+	804,489
500	Jefferson County Consolidated School District 6, Missouri, General Obligation Bonds, Series 2021A, 3.000%, 3/01/33	3/28 at 100.00	AA+	550,905
825	Johnson County School District R-VI Warrensburg, Missouri, General Obligation Bonds, Refunding Series 2019, 4.000%, 3/01/30	3/28 at 100.00	AA+	987,096
2,000	Joplin Schools, Missouri, General Obligation Bonds, Refunding, Direct Deposit Program Series 2017, 4.000%, 3/01/32	3/27 at 100.00	AA+	2,344,000
5,000	Kansas City, Missouri, General Obligation Bonds, Improvement & Refunding Series 2012A, 4.500%, 2/01/26	2/22 at 100.00	AA	5,138,450
	Kansas City, Missouri, General Obligation Bonds, Refunding & Improvement Series 2018A:
1,510	4.000%, 2/01/36	2/28 at 100.00	AA	1,782,072
1,000	4.000%, 2/01/37	2/28 at 100.00	AA	1,180,240
1,265	Kansas City, Missouri, General Obligation Bonds, Refunding Series 2015A, 5.000%, 2/01/27	2/24 at 100.00	AA	1,415,004
1,190	Kansas City, Missouri, General Obligation Bonds, Series 2020A, 4.000%, 2/01/37	2/30 at 100.00	AA	1,447,076
	Lincoln County Fire Protection District 1, Missouri, General Obligation Bonds, Series 2021:
480	4.000%, 3/01/29 – AGM Insured	No Opt. Call	AA	584,299
330	4.000%, 3/01/30 – AGM Insured	No Opt. Call	AA	406,415
520	4.000%, 3/01/31 – AGM Insured	3/30 at 100.00	AA	635,903
475	Lindbergh Schools, Saint Louis County, Missouri, General Obligation Bonds, Series 2019A, 5.000%, 3/01/32	3/27 at 100.00	Aa3	582,929
	Marion County School District 60 Hannibal, Ralls and Marion County, Missouri, General Obligation Bonds, Series 2019:
1,050	5.000%, 3/01/31	3/24 at 100.00	AA+	1,179,475
2,000	5.000%, 3/01/39	3/24 at 100.00	AA+	2,233,020
1,775	Marshfield, Missouri, Combined Waterworks and Sewerage System Revenue Bones, Series 2020B, 5.000%, 2/01/47 – AGM Insured	2/28 at 100.00	AA	2,105,114
	Marshfield, Missouri, General Obligation Bonds, Street Improvement Series 2018:
570	4.000%, 3/01/31	3/26 at 100.00	A+	650,609
325	5.000%, 3/01/34	3/26 at 100.00	A+	388,733
685	5.000%, 3/01/35	3/26 at 100.00	A+	818,041
	Nixa Public Schools, Christian County, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Refunding & School Building Series 2019:
1,000	4.000%, 3/01/36	3/27 at 100.00	AA+	1,165,110
1,000	4.000%, 3/01/37	3/27 at 100.00	AA+	1,163,930
550	Nixa Public Schools, Christian County, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Refunding Series 2019B, 4.000%, 3/01/34	3/30 at 100.00	AA+	673,244
500	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Direct Deposit Program, Refunding & Improvement Series 2014, 4.000%, 3/01/32	3/24 at 100.00	AA+	546,960

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 425	Orchard Farm R-V School District, Saint Charles County, Missouri, Certificates of Participation, Series 2020, 4.000%, 4/01/32	4/29 at 100.00	A+	$496,596
1,000	Osage School Lake Ozark, Missouri, General Obligation Bonds, School Building Series 2014B, 5.000%, 3/01/34	3/24 at 100.00	AA-	1,121,640
2,000	Osage School Lake Ozark, Missouri, General Obligation Bonds, Series 2018, 5.000%, 3/01/37	3/26 at 100.00	AA-	2,379,920
1,500	Ozark Reorganized School District 6, Christian County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/34	3/23 at 100.00	AA+	1,593,285
2,000	Platte County School District Park Hill, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Refunding Series 2017, 4.000%, 3/01/31	3/26 at 100.00	AA+	2,293,860
1,200	Poplar Bluff R-I School District, Butler County, Missouri, Lease Certificates of Participation, Series 2014, 5.000%, 3/01/33 – AGM Insured	3/24 at 100.00	AA	1,337,964
355	Riverview Fire Protection District, St Louis County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2020, 4.000%, 3/01/29 – BAM Insured	3/27 at 100.00	AA	414,555
4,000	Saint Charles County Francis Howell School District, Missouri, General Obligation Bonds, Series 2020, 3.000%, 3/01/34	3/28 at 100.00	AA	4,388,080
1,000	Saint Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Refunding Series 2018A, 5.000%, 3/01/36	3/26 at 100.00	AA	1,192,500
985	Springfield School District R12, Greene County, Missouri, General Obligation Bonds, School Building Series 2019, 4.000%, 3/01/35	3/29 at 100.00	AA	1,185,211
	Springfield School District R12, Greene County, Missouri, General Obligation Bonds, Series 2013:
1,000	5.000%, 3/01/32	3/23 at 100.00	AA+	1,082,940
1,000	5.000%, 3/01/33	3/23 at 100.00	AA+	1,082,940
	Valley Park Fire Protection District, Missouri, General Obligation Bonds, Series 2019:
650	4.000%, 3/01/31	3/27 at 100.00	AA	756,021
705	4.000%, 3/01/33	3/27 at 100.00	AA	812,075
550	4.000%, 3/01/35	3/27 at 100.00	AA	628,694
600	4.000%, 3/01/37	3/27 at 100.00	AA	678,660
	Washington School District, Franklin County, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Series 2019:
1,500	4.000%, 3/01/34	3/27 at 100.00	AA+	1,754,055
905	4.000%, 3/01/35	3/27 at 100.00	AA+	1,056,814
87,880	Total Tax Obligation/General			100,761,817
	Tax Obligation/Limited – 18.6%
670	Arnold Retail Corridor Transportation Development District, Missouri, Sales Tax Revenue Bonds, Refunding Series 2019, 3.000%, 11/01/28	11/24 at 100.00	N/R	680,666

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2019:
$ 510	5.000%, 10/01/26	No Opt. Call	AA	$625,637
325	5.000%, 10/01/30	10/29 at 100.00	AA	430,157
1,165	4.000%, 10/01/34	10/29 at 100.00	AA	1,409,429
2,680	4.000%, 10/01/36	10/29 at 100.00	AA	3,222,325
3,500	4.000%, 10/01/48	10/29 at 100.00	AA	4,061,820
5,280	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2020A, 4.000%, 10/01/44	10/30 at 100.00	AA	6,253,790
2,125	Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams Farm Project, Special Districts Refunding & Improvement Series 2015A, 4.750%, 6/01/30	6/24 at 100.00	N/R	2,164,780
1,555	Brentwood, Missouri, Certificates of Participation, Series 2019, 4.000%, 10/01/37	10/25 at 101.00	AA-	1,756,948
	Cape Girardeau County Reorganized School District R2, Missouri, Certificates of Participation, Series 2020A:
1,000	4.000%, 4/01/35 – BAM Insured	4/28 at 100.00	AA	1,166,530
525	4.000%, 4/01/36 – BAM Insured	4/28 at 100.00	AA	610,775
	Central Southwest Missouri Community College District, Missouri, Certificates of Participation, Ozarks Technical Community College, Series 2021:
450	5.000%, 3/01/27	No Opt. Call	AA-	551,646
250	4.000%, 3/01/32	3/29 at 100.00	AA-	291,168
	Clay County School District R-11 Smithville, Missouri, Certificates of Participation, Series 2018:
340	4.000%, 4/01/38	4/28 at 100.00	A+	387,416
2,515	5.000%, 4/01/43	4/28 at 100.00	A+	3,038,195
900	Clay, Jackson & Platte Counties Consolidated Public Library District 3, Missouri, Certificates of Participation, Mid-Continent Public Library Project, Series 2018, 4.000%, 3/01/35	3/26 at 100.00	Aa3	1,015,488
2,140	Conley Road Transportation District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2017, 5.125%, 5/01/41	5/25 at 100.00	N/R	2,220,057
300	Excelsior Springs, Missouri, Certificate of Participation, Refunding Series 2020B, 4.000%, 3/01/31 – BAM Insured	No Opt. Call	AA	367,884
365	Franklin County Industrial Development Authority, Missouri, Sales Tax Refunding Revenue Bonds, Phoenix Center II Community Improvement District Project, Series 2013A, 5.000%, 11/01/37	6/21 at 100.00	N/R	365,208
1,105	Franklin County, Missouri, Certificates of Participation, Series 2019A, 3.000%, 11/01/30	11/26 at 100.00	A+	1,192,914
1,685	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28 (4)	6/21 at 100.00	N/R	876,200
530	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	BB	544,946
1,850	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	BB	1,900,820
	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014:
3,500	5.000%, 12/30/29	12/23 at 100.00	A+	3,914,960
4,090	5.000%, 12/30/31	12/23 at 100.00	A+	4,574,910

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 750	Greene County, Missouri, Certificates of Participation, Capital Projects, Series 2018, 4.000%, 9/01/33	9/28 at 100.00	Aa3	$884,310
1,855	Greene County, Missouri, Certificates of Participation, Capital Projects, Series 2021A, 4.000%, 3/01/39	3/31 at 100.00	Aa3	2,227,558
1,000	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2016A, 3.625%, 3/01/33	6/21 at 100.00	N/R	1,000,350
	Harrisonville, Missouri, Certificates of Participation, Refunding & Improvement Series 2021:
405	3.000%, 11/01/21	No Opt. Call	A+	409,240
345	4.000%, 11/01/27	No Opt. Call	A+	401,204
375	4.000%, 11/01/29	No Opt. Call	A+	443,771
400	4.000%, 11/01/31	11/30 at 100.00	A+	472,944
	Howard Bend Levee District, Missouri, Levee District Improvement Bonds, Series 2005:
1,470	5.750%, 3/01/23 – SYNCORA GTY Insured	No Opt. Call	BB+	1,555,260
1,560	5.750%, 3/01/24 – SYNCORA GTY Insured	No Opt. Call	BB+	1,698,169
1,745	5.500%, 3/01/26 – SYNCORA GTY Insured	No Opt. Call	BB+	1,970,227
	Howard Bend Levee District, St Louis County, Missouri, Levee District Improvement Bonds, Series 2013B:
1,000	4.875%, 3/01/33	3/23 at 100.00	BB+	1,022,370
1,300	5.000%, 3/01/38	3/23 at 100.00	BB+	1,328,483
	Jennings, Saint Louis County, Missouri, Certificates of Participation, Series 2021:
530	4.000%, 3/01/40 (WI/DD, settling 06/10/21)	3/28 at 100.00	A-	590,182
1,355	4.000%, 3/01/43 (WI/DD, settling 06/10/21)	3/28 at 100.00	A-	1,499,294
925	Kansas City Industrial Development Authority, Missouri, Downtown Redevelpment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32	9/21 at 100.00	AA-	935,721
975	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016, 4.250%, 4/01/26, 144A	No Opt. Call	N/R	1,030,741
1,200	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014, 4.250%, 3/01/23	No Opt. Call	N/R	1,238,976
2,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Improvement Series 2004B-1, 0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA-	1,875,700
1,750	Kansas City, Missouri, Special Obligation Bonds, Downtown Redevelopment District, Series 2014C, 5.000%, 9/01/33	9/23 at 100.00	AA-	1,928,920
505	Kansas City, Missouri, Special Obligation Bonds, Downtown Redevelopment District, Series 2017C, 5.000%, 9/01/25	No Opt. Call	AA-	599,763
	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2017B:
360	4.000%, 10/01/30	10/27 at 100.00	AA-	423,893
2,500	5.000%, 9/01/31	9/27 at 100.00	AA-	3,112,500
235	3.625%, 10/01/32	10/27 at 100.00	AA-	263,021
1,475	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2021A, 5.000%, 4/01/40	4/31 at 100.00	AA-	1,908,134

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 690	Kansas City, Missouri, Special Obligation Bonds, Main Streetcar Extension Project, Series 2021D, 4.000%, 9/01/46	9/31 at 100.00	AA-	$820,182
343	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict A Bonds, Refunding Series 2015A, 5.750%, 4/01/55	6/21 at 100.00	N/R	342,877
751	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict B Bonds, Refunding Taxable Series 2015B, 0.000%, 4/01/55	6/21 at 100.00	N/R	131,447
	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds, Convention Center Hotel Project - TIF Financing, Series 2018B:
1,200	5.000%, 2/01/40, 144A	2/28 at 100.00	N/R	1,302,384
100	5.000%, 2/01/50, 144A	2/28 at 100.00	N/R	107,855
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
1,195	5.750%, 6/01/35, 144A	6/25 at 100.00	N/R	1,244,652
785	6.000%, 6/01/46, 144A	6/25 at 100.00	N/R	821,503
1,535	Maryland Heights, Missouri, Tax Increment and Special District Revenue Bonds, Westport Plaza Redevelopment Area, Series 2020, 3.625%, 11/01/31	11/29 at 100.00	N/R	1,651,982
1,000	Missouri Development Finance Board, Missouri, Annual Appropriation Revenue Bonds, Fulton State Hospital Project, Series 2014, 3.000%, 10/01/26	10/22 at 100.00	AA+	1,027,920
1,000	Monarch-Chesterfield Levee District, Saint Louis County, Missouri, Levee District Bonds, Refunding Series 2015, 5.000%, 3/01/40	3/24 at 100.00	A	1,112,280
1,325	Nixa Public Schools, Missouri, Certificates of Participation, Series 2021, 4.000%, 4/01/37 (WI/DD, settling 06/3/21)	4/29 at 100.00	A	1,522,730
1,000	Oak Grove, Missouri, Refunding and Improvement Certificates of Participation Series 2012, 5.000%, 1/01/33	1/22 at 100.00	Baa1	1,018,580
	Plaza at Noah's Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2021:
200	3.000%, 5/01/24 (WI/DD, settling 06/9/21)	No Opt. Call	N/R	205,252
225	3.000%, 5/01/25 (WI/DD, settling 06/9/21)	No Opt. Call	N/R	231,764
275	3.000%, 5/01/26 (WI/DD, settling 06/9/21)	No Opt. Call	N/R	283,729
660	Poplar Bluff Regional Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2012, 4.750%, 12/01/42	12/22 at 100.00	BBB	685,489
575	Poplar Bluff, Missouri, Certificates of Participation, Series 2021, 4.000%, 10/01/35	10/29 at 100.00	BBB+	656,294
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
3,000	4.500%, 7/01/34	7/25 at 100.00	N/R	3,302,340
1,000	4.550%, 7/01/40	7/28 at 100.00	N/R	1,123,700
2,931	0.000%, 7/01/46	7/28 at 41.38	N/R	954,246
1,744	5.000%, 7/01/58	7/28 at 100.00	N/R	1,989,555
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
2,000	4.329%, 7/01/40	7/28 at 100.00	N/R	2,219,040
18	4.536%, 7/01/53	7/28 at 100.00	N/R	19,965
1,000	4.784%, 7/01/58	7/28 at 100.00	N/R	1,123,600

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Pulaski County, Missouri, Certificates of Participation, Series 2019:
$ 880	4.000%, 12/01/32	12/27 at 100.00	A-	$1,003,904
915	4.000%, 12/01/33	12/27 at 100.00	A-	1,041,316
490	Saint Charles County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Wentzville Parkway Regional Community Improvement District Project, Series 2019B, 4.250%, 11/01/49, 144A	11/29 at 102.00	N/R	507,096
1,075	Saint Charles, Missouri, Certificates of Participation, Series 2017, 4.000%, 4/01/29	4/26 at 100.00	Aa3	1,227,263
250	Saint Louis County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Chesterfield Blue Valley Community Improvement District Project, Series 2014A, 5.250%, 7/01/44, 144A	7/24 at 100.00	N/R	256,265
660	Saint Louis County Industrial Development Authority, Missouri, Transporation Development Revenue Bonds, University Place Transportation Development District Project, Refunding Series 2015, 4.000%, 3/01/32, 144A	3/22 at 100.00	N/R	661,848
1,875	Saint Louis County Special School District, Missouri, Certificates of Participation Lease, Series 2014B, 4.000%, 4/01/28	4/22 at 100.00	AA	1,929,769
2,230	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Expansion & Improvement Projects Series 2020, 5.000%, 10/01/49 – AGM Insured	10/30 at 100.00	AA	2,770,218
	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2009A:
1,000	0.000%, 7/15/26 – AGC Insured	No Opt. Call	AA	931,100
1,000	0.000%, 7/15/27 – AGC Insured	No Opt. Call	AA	908,990
1,000	0.000%, 7/15/28 – AGC Insured	No Opt. Call	AA	884,260
1,000	0.000%, 7/15/29 – AGC Insured	No Opt. Call	AA	857,440
	Saint Louis Municipal Library District, Missouri, Certificates of Participation, Refunding Series 2020:
2,460	4.000%, 3/15/44 – BAM Insured	3/30 at 100.00	AA	2,828,360
500	4.000%, 3/15/48 – BAM Insured	3/30 at 100.00	AA	571,615
	Scenic Regional Library District, Missouri, Certificates of Participation, Series 2017:
505	4.000%, 4/01/29	4/25 at 100.00	A	563,812
345	4.000%, 4/01/30	4/25 at 100.00	A	384,730
565	4.000%, 4/01/32	4/25 at 100.00	A	627,331
585	4.000%, 4/01/33	4/25 at 100.00	A	648,081
2,145	Sedalia, Missouri, Certificates of Participation, Refunding & Improvement Series 2020, 4.000%, 9/15/39 – BAM Insured	9/27 at 100.00	AA	2,422,241
2,600	Springfield, Missouri, Special Obligation Bonds, Refunding Series 2017A, 4.000%, 7/01/36	7/27 at 100.00	Aa2	2,990,078
1,630	Springfield, Missouri, Special Obligation Bonds, Refunding Series 2017B, 5.000%, 7/01/26 (AMT)	No Opt. Call	Aa2	1,979,717
	Springfield, Missouri, Special Obligation Bonds, Sewer System Improvements Project, Series 2015:
2,205	5.000%, 4/01/27	4/25 at 100.00	Aa2	2,579,938
4,300	4.000%, 4/01/35	4/25 at 100.00	Aa2	4,817,720

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A:
$ 3,300	4.375%, 11/15/35	11/26 at 100.00	N/R	$3,346,398
1,000	4.750%, 11/15/47	11/26 at 100.00	N/R	1,025,310
140	Town and Country Crossing Transportation Development District, Missouri, Transporation Sales Tax Revenue Bonds, Refunding Series 2020A, 3.375%, 4/01/37	4/28 at 100.00	N/R	141,659
1,285	Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2017, 4.500%, 6/01/36	6/26 at 100.00	BBB	1,394,790
	Wentzville School District R-04, Saint Charles County, Missouri, Certificates of Participation, Series 2015:
1,700	3.375%, 4/01/29	4/24 at 100.00	A1	1,793,823
600	3.500%, 4/01/32	4/24 at 100.00	A1	629,820
128,162	Total Tax Obligation/Limited			138,069,658
	Transportation – 5.4%
665	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.500%, 10/01/33 – AGM Insured	10/23 at 100.00	AA	724,770
	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019A:
320	5.000%, 3/01/36 (AMT)	3/29 at 100.00	A2	400,205
1,230	5.000%, 3/01/39 (AMT)	3/29 at 100.00	A2	1,527,500
	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B:
1,580	5.000%, 3/01/34 (AMT)	3/29 at 100.00	A2	1,983,880
2,500	5.000%, 3/01/35 (AMT)	3/29 at 100.00	A2	3,133,525
8,460	5.000%, 3/01/46 (AMT)	3/29 at 100.00	A2	10,366,968
7,000	5.000%, 3/01/54 (AMT)	3/29 at 100.00	A2	8,520,400
4,555	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2020A, 5.000%, 3/01/57 – AGM Insured (AMT)	3/30 at 100.00	AA	5,689,559
3,500	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Refunding Series 2012, 5.000%, 7/01/32 – FGIC Insured (AMT)	7/22 at 100.00	A2	3,659,075
	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Series 2017D:
1,420	5.000%, 7/01/34 – AGM Insured (AMT)	7/27 at 100.00	AA	1,734,090
1,000	5.000%, 7/01/35 – AGM Insured (AMT)	7/27 at 100.00	AA	1,219,640
1,000	5.000%, 7/01/36 – AGM Insured (AMT)	7/27 at 100.00	AA	1,217,200
33,230	Total Transportation			40,176,812
	U.S. Guaranteed – 5.0% (5)
	Belton School District 124, Cass County, Missouri, Certificates of Participation, Missouri School Boards Association, Series 2019:
375	3.000%, 1/15/31 (Pre-refunded 1/15/24) – AGM Insured	1/24 at 100.00	AA	401,089
200	3.000%, 1/15/33 (Pre-refunded 1/15/24) – AGM Insured	1/24 at 100.00	AA	213,914
1,015	5.000%, 1/15/44 (Pre-refunded 1/15/24) – AGM Insured	1/24 at 100.00	AA	1,139,368

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 4,930	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/33 (Pre-refunded 10/01/22)	10/22 at 100.00	Aa2	$5,251,781
365	Excelsior Springs Community Center, Missouri, Sales Tax Revenue Bonds, Series 2014, 4.000%, 3/01/28 (Pre-refunded 3/01/23) – AGM Insured	3/23 at 100.00	AA	389,178
1,000	Kansas City Industrial Development Authority, Missouri, Downtown Redevelpment District Revenue Bonds, Series 2011A, 5.000%, 9/01/21 (ETM)	No Opt. Call	AA-	1,012,200
1,025	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2012A, 5.000%, 3/01/26 (Pre-refunded 3/01/22)	3/22 at 100.00	AA-	1,062,341
4,665	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2012A, 5.000%, 5/01/42 (Pre-refunded 5/01/22)	5/22 at 100.00	AAA	4,875,065
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Episcopal & Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25 (Pre-refunded 12/01/21)	12/21 at 100.00	A+	2,047,580
3,870	Missouri Health and Educational Facilities Authority, Revenue Bonds, AT Still University of Health Sciences, Series 2011, 5.250%, 10/01/41 (Pre-refunded 10/01/21)	10/21 at 100.00	A-	3,936,370
3,620	Missouri Health and Educational Facilities Authority, Revenue Bonds, AT Still University of Health Sciences, Series 2014, 5.000%, 10/01/39 (Pre-refunded 10/01/23)	10/23 at 100.00	A-	4,030,073
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E Cox Medical Center, Series 1992H:
1,800	0.000%, 9/01/21 – NPFG Insured (ETM)	No Opt. Call	N/R	1,798,164
2,385	0.000%, 9/01/22 – NPFG Insured (ETM)	No Opt. Call	N/R	2,371,072
6,600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37 (Pre-refunded 11/15/21)	11/21 at 100.00	AA+	6,747,576
850	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42 (Pre-refunded 9/01/22)	9/22 at 100.00	N/R	901,450
660	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured (ETM)	5/21 at 100.00	N/R	660,000
35,360	Total U.S. Guaranteed			36,837,221
	Utilities – 16.1%
	Camden County Public Water Supply District 4, Missouri, Certificates of Participation, Series 2017:
670	3.500%, 1/01/32	1/25 at 100.00	A-	708,029
720	4.000%, 1/01/42	1/25 at 100.00	A-	767,786
1,430	5.000%, 1/01/47	1/25 at 100.00	A-	1,583,081
3,000	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2014A, 4.000%, 3/01/35 – BAM Insured	3/23 at 100.00	AA	3,167,280
	Franklin County Public Water Supply District 3, Missouri, Certificates of Participation, Refunding Series 2020B:
500	4.000%, 12/01/30	No Opt. Call	A+	609,225
850	4.000%, 12/01/31	12/30 at 100.00	A+	1,028,194
145	4.000%, 12/01/35	12/30 at 100.00	A+	173,375
250	Franklin County Public Water Supply District 3, Missouri, Waterworks and Sewerage System Revenuen Bonds, Refunding Series 2020A, 4.000%, 12/01/26	No Opt. Call	A+	290,560

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,670	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	$1,886,783
145	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2020A, 5.000%, 1/01/50	7/30 at 100.00	A-	177,078
	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2018A:
500	4.000%, 1/01/35	1/28 at 100.00	AA	591,580
1,865	4.000%, 1/01/37	1/28 at 100.00	AA	2,205,325
1,000	4.000%, 1/01/38	1/28 at 100.00	AA	1,182,120
3,105	4.000%, 1/01/42	1/28 at 100.00	AA	3,660,609
5,000	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Refunding & Improvement Series 2016A, 4.000%, 1/01/40	1/25 at 100.00	AA	5,527,800
1,225	Kansas City, Missouri, Water Revenue Bonds, Series 2020A, 4.000%, 12/01/44	12/30 at 100.00	AA+	1,490,911
1,200	Lincoln County Public Water Supply District 1, Missouri, Certificates of Participation, Series 2016, 4.000%, 7/01/31	7/22 at 100.00	A+	1,242,876
1,250	Lincoln County Public Water Supply District 1, Missouri, Certificates of Participation, Series 2019, 4.000%, 7/01/38	7/26 at 100.00	A+	1,375,437
1,775	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Refunding & Improvement Series 2016C, 5.000%, 5/01/46	5/26 at 100.00	AAA	2,111,416
	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Refunding & Improvement Series 2017A:
6,000	5.000%, 5/01/42	5/27 at 100.00	AAA	7,298,220
2,000	5.000%, 5/01/47	5/27 at 100.00	AAA	2,421,460
	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2019B:
1,390	5.000%, 5/01/38	5/29 at 100.00	AAA	1,783,773
3,060	5.000%, 5/01/44	5/29 at 100.00	AAA	3,867,748
2,675	5.000%, 5/01/49	5/29 at 100.00	AAA	3,358,195
	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2020B:
2,655	5.000%, 5/01/30	No Opt. Call	AAA	3,576,896
4,365	5.000%, 5/01/47	5/30 at 100.00	AAA	5,619,414
425	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, City of Independence, Missouri, Annual Appropriation Electric System Revenue Bonds -- Dogwood Project, Series 2012A, 5.000%, 6/01/26	6/22 at 100.00	AA	444,631
5,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Refunding Series 1998A, 2.900%, 9/01/33	7/27 at 102.00	A	5,416,450
1,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998B, 2.900%, 9/01/33	7/27 at 102.00	A	1,083,480
1,845	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998C, 2.750%, 9/01/33	6/27 at 102.00	A	1,980,700
2,000	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Tri-County Water Authority, Series 2015, 5.000%, 1/01/40	1/25 at 100.00	Aa3	2,289,680

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
$ 3,300	5.000%, 1/01/31	1/24 at 100.00	A2	$3,677,883
1,755	5.000%, 1/01/32	1/24 at 100.00	A2	1,954,157
2,500	5.000%, 1/01/33	1/24 at 100.00	A2	2,781,550
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2015A:
1,125	5.000%, 12/01/35	6/25 at 100.00	A2	1,314,664
650	5.000%, 12/01/37	6/25 at 100.00	A2	757,504
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Pairie State Power Project, Refunding Series 2016A:
570	4.000%, 12/01/33 – BAM Insured	6/26 at 100.00	AA	650,359
1,415	5.000%, 12/01/34	6/26 at 100.00	A2	1,699,061
245	4.000%, 12/01/35 – BAM Insured	6/26 at 100.00	AA	277,360
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A:
2,885	5.000%, 1/01/32	1/25 at 100.00	A	3,314,721
1,450	5.000%, 1/01/34	1/25 at 100.00	A	1,664,150
2,500	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35	1/26 at 100.00	A	2,790,175
1,500	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Refunding Series 2017, 4.000%, 12/01/32	12/27 at 100.00	A2	1,763,640
	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2018:
1,330	5.000%, 12/01/37	6/27 at 100.00	A2	1,621,722
1,140	5.000%, 12/01/38	6/27 at 100.00	A2	1,387,642
1,500	5.000%, 12/01/43	6/27 at 100.00	A2	1,811,130
2,070	North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds, Series 2006, 5.000%, 1/01/37	6/21 at 100.00	N/R	2,072,877
1,065	Rock Creek Public Sewer District, Missouri, Certificates of Participation, Series 2021, 3.000%, 4/01/30 (WI/DD, settling 06/15/21)	4/28 at 100.00	A+	1,165,492
	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Missouri Project Series 2019:
250	4.000%, 12/01/39	12/25 at 100.00	AA+	278,008
2,295	4.000%, 12/01/41	12/25 at 100.00	AA+	2,530,559
	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refudning Series 2016C:
285	4.000%, 12/01/31	12/25 at 100.00	AA+	325,604
1,465	5.000%, 12/01/32	12/25 at 100.00	AA+	1,741,856
1,500	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Series 2015, 4.125%, 12/01/38	12/21 at 100.00	AA+	1,525,065
4,240	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Series 2018, 4.000%, 12/01/39	12/25 at 100.00	AA+	4,715,007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Springfield, Missouri, Public Utility Revenue Bonds, Refunding Series 2015:
$ 2,845	3.250%, 8/01/27	8/25 at 100.00	AA+	$3,123,668
3,000	3.600%, 8/01/29	8/25 at 100.00	AA+	3,300,780
2,000	4.000%, 8/01/31	8/25 at 100.00	AA+	2,277,620
103,595	Total Utilities			119,442,366
$ 644,622	Total Long-Term Investments (cost $677,590,487)			726,405,840

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.4%
	MUNICIPAL BONDS – 1.4%
	Education and Civic Organizations – 1.4%
$ 5,870	Curators of the University of Missouri, System Facilities Revenue Bonds, Variable Rate Demand Series 2007BA, 0.030%, 11/01/31 (6)	6/21 at 100.00	A-1+	$5,870,000
1,900	Missouri Health and Educational Facilities Authority, Revenue Bonds, St Louis University, Variable Rate Demand Obligations, Series 2008B-1, 0.010%, 10/01/35 (6)	6/21 at 100.00	A-1	1,900,000
2,900	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Variable Rate Demand Obligations, Series 2000B, 0.010%, 3/01/40 (6)	7/21 at 100.00	A-1	2,900,000
$ 10,670	Total Short-Term Investments (cost $10,670,000)			10,670,000
	Total Investments (cost $688,260,487) – 99.3%			737,075,840
	Other Assets Less Liabilities – 0.7%			5,258,624
	Net Assets – 100%			$ 742,334,464
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Ohio Municipal Bond Fund
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.1%
	MUNICIPAL BONDS – 97.6%
	Consumer Discretionary – 0.7%
	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds, Greater Columbus Convention Center Hotel Expansion Project, Series 2019:
$ 1,350	5.000%, 12/01/44	12/29 at 100.00	BBB-	$1,589,409
3,160	5.000%, 12/01/51	12/29 at 100.00	BBB-	3,695,209
4,510	Total Consumer Discretionary			5,284,618
	Consumer Staples – 2.9%
20,690	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57	6/30 at 22.36	N/R	3,332,539
1,460	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48	6/30 at 100.00	BBB+	1,690,198
14,405	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	N/R	16,698,708
36,555	Total Consumer Staples			21,721,445
	Education and Civic Organizations – 9.0%
705	Allen County Port Authority Economic Development, Ohio, Revenue Bonds, University of Northwestern, Refunding Series 2021A, 4.000%, 12/01/31	6/31 at 100.00	BBB-	810,877
2,065	Bowling Green State University, Ohio, General Receipts Bonds, Series 2016A, 5.000%, 6/01/34	12/25 at 100.00	A+	2,415,121
	Hamilton County, Ohio, Economic Development Revenue Bonds, King Highland Community Urban Redevelopment Corporation - University of Cincinnati, Lessee Project, Refunding Series 2015:
1,320	5.000%, 6/01/32 – BAM Insured	6/25 at 100.00	AA	1,526,950
2,680	5.000%, 6/01/35 – BAM Insured	6/25 at 100.00	AA	3,084,224
	Lake County Community College District, Ohio, General Receipts Revenue Bonds, Lakeland Community College, Refunding Series 2019:
2,770	5.000%, 10/01/32	10/29 at 100.00	Aa2	3,527,900
2,055	4.000%, 10/01/34	10/29 at 100.00	Aa2	2,434,538
1,925	Miami University of Ohio, General Receipts Revenue Bonds, Refunding Series 2011, 5.000%, 9/01/36	9/21 at 100.00	AA	1,948,254
2,465	Miami University of Ohio, General Receipts Revenue Bonds, Refunding Series 2014, 5.000%, 9/01/30	9/24 at 100.00	AA	2,808,646
	Miami University of Ohio, General Receipts Revenue Bonds, Refunding Series 2017:
880	5.000%, 9/01/35	9/26 at 100.00	AA	1,063,753
2,915	5.000%, 9/01/41	9/26 at 100.00	AA	3,515,373

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 2,875	Miami University of Ohio, General Receipts Revenue Bonds, Refunding Series 2020A, 4.000%, 9/01/45	9/30 at 100.00	AA	$3,440,052
685	Miami University of Ohio, General Receipts Revenue Bonds, Refunding Series 2021A, 5.000%, 9/01/36 (WI/DD, settling 06/9/21)	9/31 at 100.00	AA	924,435
	Northeast Ohio Medical University, General Receipts Bonds, Refunding Series 2021A:
100	5.000%, 12/01/26	No Opt. Call	Baa2	120,140
125	5.000%, 12/01/28	No Opt. Call	Baa2	156,215
150	5.000%, 12/01/30	No Opt. Call	Baa2	191,866
	Ohio Higher Education Facilities Commission, Revenue Bonds, Denison University Project, Series 2017A:
2,100	5.000%, 11/01/42	5/27 at 100.00	AA	2,576,679
1,500	5.250%, 11/01/46	5/27 at 100.00	AA	1,858,290
	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University Project, Series 2012:
1,140	5.000%, 11/01/27	5/22 at 100.00	AA	1,186,888
1,000	5.000%, 11/01/30	5/22 at 100.00	AA	1,041,130
1,250	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Tender Option Bond Trust 2016-XG0069, 17.308%, 12/01/43, 144A (IF) (4)	12/22 at 100.00	A+	1,565,475
2,500	Ohio Higher Educational Facility Commission, Revenue Bonds, Kenyon College, Series 2015, 5.000%, 7/01/41	7/25 at 100.00	A	2,883,775
1,505	Ohio Higher Educational Facility Commission, Revenue Bonds, Kenyon College, Series 2017, 5.000%, 7/01/42	7/27 at 100.00	A	1,812,517
	Ohio Higher Educational Facility Commission, Revenue Bonds, University of Dayton Project, Series 2020:
1,000	5.000%, 2/01/35	2/30 at 100.00	A+	1,276,060
900	4.000%, 2/01/36	2/30 at 100.00	A+	1,065,267
485	4.000%, 2/01/39	2/30 at 100.00	A+	569,516
2,000	Ohio State University, General Receipts Bonds, Multiyear Debt Issuance Program, Series 2020A, 5.000%, 12/01/29	No Opt. Call	Aa1	2,654,900
	Ohio State University, General Receipts Bonds, Series 2014A:
4,820	5.000%, 12/01/34	12/24 at 100.00	Aa1	5,517,502
5,000	5.000%, 12/01/39	12/24 at 100.00	Aa1	5,723,550
	Shawnee State University, Ohio, General Receipts Bonds, Series 2016:
1,120	5.000%, 6/01/28 – BAM Insured	6/26 at 100.00	AA	1,341,166
1,180	5.000%, 6/01/29 – BAM Insured	6/26 at 100.00	AA	1,409,829
1,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	1,093,630
3,000	University of Cincinnati, Ohio, General Receipts Bonds, Series 2016C, 5.000%, 6/01/46	6/26 at 100.00	AA-	3,582,660
2,000	Wright State University, Ohio, General Reciepts Bonds, Series 2011A, 5.000%, 5/01/31 – BAM Insured	6/21 at 100.00	AA	2,006,040
57,215	Total Education and Civic Organizations			67,133,218

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care – 7.5%
$ 2,500	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A, 5.000%, 8/01/42	2/28 at 100.00	AA-	$3,042,875
	Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated Group Project, Refunding & Improvement Series 2017:
2,600	5.000%, 12/01/37	12/27 at 100.00	A-	3,150,836
1,110	5.000%, 12/01/47	12/27 at 100.00	A-	1,327,283
5,000	Cleveland Clinic Health System Obligated Group, Ohio, Martin County Health Facilities Authority, Hospital Revenue Bonds, Series 2019B, 4.000%, 1/01/46	1/29 at 100.00	AA	5,838,150
	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013:
1,600	5.000%, 6/15/43	6/23 at 100.00	Ba2	1,655,008
495	5.250%, 6/15/43	6/23 at 100.00	Ba2	514,439
2,255	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017A, 5.000%, 12/01/47	12/27 at 100.00	AA-	2,744,245
1,000	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH, 4.000%, 12/01/46	6/27 at 100.00	AA-	1,132,320
	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children's Hospital Medical Center, Series 2019CC:
600	5.000%, 11/15/41	No Opt. Call	AA	887,796
3,000	5.000%, 11/15/49	No Opt. Call	AA	4,704,840
120	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc, Refunding Series 2008C, 5.625%, 8/15/29	6/21 at 100.00	A-	120,379
2,230	Miami County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated Group Project, Refunding Improvement Series 2019, 5.000%, 8/01/39	8/28 at 100.00	A+	2,763,037
930	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	937,905
	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
2,000	5.000%, 2/15/44	2/23 at 100.00	BB+	2,078,340
3,000	5.000%, 2/15/48	2/23 at 100.00	BB+	3,113,580
	Ohio State, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Refunding Series 2017A:
1,155	5.000%, 1/01/30	1/28 at 100.00	AA	1,459,065
2,755	5.000%, 1/01/33	1/28 at 100.00	AA	3,464,054
	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2013A:
1,475	5.000%, 1/15/28	1/23 at 100.00	A	1,574,975
4,390	5.000%, 1/15/29	1/23 at 100.00	A	4,677,238
	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2020A:
2,725	5.000%, 1/15/50	1/30 at 100.00	A	3,391,589
2,280	4.000%, 1/15/50	1/30 at 100.00	A	2,627,951
1,630	Scioto County, Ohio, Hospital Facilities Revenue Bonds, Southern Ohio Medical Center, Refunding Series 2016, 5.000%, 2/15/32	2/26 at 100.00	A3	1,910,833

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Wood County, Ohio, Hospital Facilities Revenue Bonds, Wood County Hospital Project, Refunding and Improvement Series 2012:
$ 1,280	5.000%, 12/01/37	12/22 at 100.00	N/R	$1,298,624
1,875	5.000%, 12/01/42	12/22 at 100.00	N/R	1,895,306
48,005	Total Health Care			56,310,668
	Housing/Multifamily – 0.3%
2,055	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (AMT)	6/21 at 100.00	Aa1	2,059,275
	Industrials – 0.5%
	Ohio State, Economic Development Revenue Bonds, Ohio Enterprise Bond Fund, Shearer's Foods Inc Project, Series 2009-5:
605	5.000%, 6/01/22	6/21 at 100.00	AA+	607,142
1,645	5.000%, 12/01/24	6/21 at 100.00	AA+	1,650,757
1,600	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc, Series 1992, 6.450%, 12/15/21	No Opt. Call	A3	1,647,696
3,850	Total Industrials			3,905,595
	Tax Obligation/General – 21.1%
3,150	Apollo Career Center Joint Vocational School District, Allen, Auglaize, Hardin, Hancock, Putnam & Van Wert Counties, Ohio, General Obligation Bonds, Various Purpose School Improvement Series 2017, 5.000%, 12/01/41	12/27 at 100.00	Aa2	3,840,133
1,180	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B, 0.000%, 12/01/33 – NPFG Insured	No Opt. Call	Aa3	932,401
380	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Classroom Facilities Construction & Improvement Series 2006, 5.250%, 12/01/27 – FGIC Insured	No Opt. Call	Aa2	487,114
1,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Refunding Series 2006, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	902,700
3,110	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Refunding Various Purpose Series 2016B, 5.000%, 12/01/33	6/26 at 100.00	AA	3,740,988
5,530	Columbus, Ohio, General Obligation Bonds, Refunding Various Purpose Series 2017-1, 5.000%, 4/01/29	10/27 at 100.00	AAA	7,003,911
5,000	Columbus, Ohio, General Obligation Bonds, Series 2015A, 5.000%, 7/01/25	No Opt. Call	AAA	5,925,800
5,000	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2018A, 5.000%, 4/01/29	10/28 at 100.00	AAA	6,471,700
3,000	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2019A, 5.000%, 4/01/40	4/29 at 100.00	AAA	3,824,490
6,360	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2021A, 5.000%, 4/01/34	10/30 at 100.00	AAA	8,515,913
490	Cuyahoga County, Ohio, General Obligation Bonds, Refunding & Capital Improvement Series 2020A, 4.000%, 12/01/33	6/30 at 100.00	AA	597,653

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Dayton, Ohio, General Obligation Bonds, Limited Tax Refunding & Improvement Series 2020:
$ 850	4.000%, 12/01/31	12/28 at 100.00	AA	$1,016,073
1,205	4.000%, 12/01/32	12/28 at 100.00	AA	1,436,541
5,000	Dublin City School District, Franklin, Delaware and Union Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2019A, 4.000%, 12/01/44	12/28 at 100.00	AAA	5,885,200
	Dublin, Ohio, General Obligation Bonds, Limited Tax Various Purpose Series 2015:
1,000	5.000%, 12/01/23	No Opt. Call	Aaa	1,118,750
450	5.000%, 12/01/24	No Opt. Call	Aaa	522,738
2,500	Fairborn City School District, Greene County, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2021A, 4.000%, 12/01/50	12/30 at 100.00	Aa3	2,956,575
6,000	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/24	12/23 at 100.00	AAA	6,720,480
4,225	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/31	12/25 at 100.00	AAA	5,064,761
2,000	Gahanna-Jefferson City School District, Franklin County, Ohio, General Obligation Bonds, Construction & Improvement Series 2018, 5.000%, 12/01/48	6/28 at 100.00	Aa3	2,439,620
1,000	Gallia County Local School District, Gallia and Jackson Counties, Ohio, General Obligation Bonds, Refunding School Improvement Series 2014, 5.000%, 11/01/32	11/24 at 100.00	Aa2	1,138,790
	Graham Local School District, Champaign and Shelby Counties, Ohio, General Obligation Bonds, School Improvement Series 2013:
500	0.000%, 12/01/29	No Opt. Call	Aa2	434,285
850	0.000%, 12/01/30	No Opt. Call	Aa2	716,915
	Grandview Heights City School District, Franklin County, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2019:
1,980	4.000%, 12/01/51	6/29 at 100.00	AA+	2,310,957
1,150	5.000%, 12/01/53	6/29 at 100.00	AA+	1,435,464
2,595	Hilliard City School District, Franklin County, Ohio, General Obligation Bonds, School Improvement Series 2017, 4.000%, 12/01/46	12/26 at 100.00	AA+	2,924,124
1,095	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, School improvement Series 2012, 0.000%, 12/01/27	No Opt. Call	Aa1	1,011,758
1,560	Kettering City School District, Montgomery County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	AA	1,984,757
1,000	Little Miami Local School District, Warren and Clermont Counties, Ohio, General Obligation Bonds, School Improvement Series 2018A, 5.000%, 11/01/43	11/25 at 100.00	AA	1,167,400
1,000	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Refunding Series 2013A, 0.000%, 12/01/22	No Opt. Call	Aa1	994,860
1,000	Maumee City School District, Lucas County, Ohio, General Obligation Bonds, Capital Apprication Refunding Series 2012, 0.000%, 12/01/23	No Opt. Call	AA-	987,150
500	Medina County, Ohio, General Obligation Bonds, Courthouse Facility Improvement Limited Tax Series 2021, 4.000%, 12/01/46	6/26 at 100.00	AA+	568,175
1,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/28 – AGM Insured	No Opt. Call	A2	1,288,720

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,585	New Albany, Ohio, General Obligation Bonds, Series 2012, 5.000%, 12/01/29	6/22 at 100.00	Aaa	$1,661,017
925	Oakwood City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2012, 0.000%, 12/01/21	No Opt. Call	Aa2	923,696
	Ohio State, General Obligation Bonds, Common Schools Series 2017B:
4,500	5.000%, 9/15/27	No Opt. Call	AA+	5,698,800
5,000	5.000%, 9/01/30	No Opt. Call	AA+	6,769,750
11,430	Ohio State, General Obligation Bonds, Common Schools Series 2019A, 5.000%, 6/15/37	6/29 at 100.00	AA+	14,733,727
2,000	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2014R, 5.000%, 5/01/29	5/24 at 100.00	AAA	2,269,200
	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2018V:
2,500	5.000%, 5/01/33	5/28 at 100.00	AAA	3,162,650
1,250	5.000%, 5/01/34	5/28 at 100.00	AAA	1,577,475
	Ohio State, General Obligation Bonds, Infrastructure Improvement Refunding Series 2020B:
350	5.000%, 8/01/32	8/28 at 100.00	AA+	446,904
270	5.000%, 8/01/36	8/28 at 100.00	AA+	341,723
	Ohio State, General Obligation Bonds, Infrastructure Improvement Series 2020C:
1,750	5.000%, 3/01/39	3/31 at 100.00	AA+	2,337,230
1,000	5.000%, 3/01/40	3/31 at 100.00	AA+	1,332,790
	Ohio State, General Obligation Bonds, Refunding Highway Capital Improvement, Series 2020W:
1,400	5.000%, 5/01/33	5/30 at 100.00	AAA	1,859,620
800	5.000%, 5/01/34	5/30 at 100.00	AAA	1,059,424
1,190	5.000%, 5/01/35	5/30 at 100.00	AAA	1,573,109
	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obigation Bonds, School Facilities Construction & Improvement Series 2016:
1,000	5.000%, 12/01/38	6/26 at 100.00	AAA	1,189,930
1,875	5.000%, 12/01/41	6/26 at 100.00	AAA	2,220,094
50	Princeton City School District, Hamilton County, Ohio, Certificates of Participation, Series 2013, 5.000%, 12/01/33	12/22 at 100.00	AA-	53,201
2,380	Southwest Local School District, Hamilton and Butler Counties, Ohio, General Obligation Bonds, School Improvement Series 2018A, 4.000%, 1/15/55	1/28 at 100.00	Aa2	2,684,354
4,000	South-Western City School District, Franklin and Pickaway Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2019A, 4.000%, 12/01/48	12/29 at 100.00	AA	4,670,040
3,435	Summit County, Ohio, General Obligation Bonds, Refunding, Various Purpose Series 2002R, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AA+	3,527,642
6,000	Sycamore Community School District, Hamilton County, Ohio, General Obligation Bonds, School Improvement Series 2020, 4.000%, 12/01/45	6/29 at 100.00	AAA	7,117,440
1,200	Toledo, Ohio, General Obligation Bonds, Limited Tax Capital Improvement Series 2020, 4.000%, 12/01/35	12/30 at 100.00	A2	1,417,560
1,000	Upper Arlington City School District, Franklin County, Ohio, General Obligation Bonds, School Facilities & Improvement Series 2018A, 5.000%, 12/01/48	12/27 at 100.00	AAA	1,208,360

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,000	Westerville City School District, Franklin and Delaware Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2020, 3.000%, 12/01/43	6/29 at 100.00	Aa1	$ 1,087,920
130,550	Total Tax Obligation/General			157,290,552
	Tax Obligation/Limited – 19.0%
	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006:
160	5.000%, 12/01/21	6/21 at 100.00	N/R	162,899
950	5.000%, 12/01/25	6/21 at 100.00	N/R	964,877
1,165	5.000%, 12/01/30	6/21 at 100.00	N/R	1,179,994
1,890	5.000%, 12/01/35	6/21 at 100.00	N/R	1,911,036
5,500	Cleveland Public Library, Cuyahoga County, Ohio, Library Facilities Notes, Series 2019A, 4.000%, 12/01/45	12/29 at 100.00	Aa2	6,512,165
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2017B-2:
1,250	5.000%, 10/01/31	4/28 at 100.00	AA	1,546,337
1,000	5.000%, 10/01/32	4/28 at 100.00	AA	1,234,120
1,000	Columbus Metropolitan Library, Franklin County, Ohio, Special Obligation Library Fund Facilities Notes, Refunding Series 2020, 4.000%, 12/01/30	No Opt. Call	Aa2	1,249,500
1,265	Columbus-Franklin County Finance Authority, Ohio, Tax Increment Financing Revenue Bonds, Easton Project, Series 2020, 5.000%, 6/01/28, 144A	No Opt. Call	N/R	1,355,384
9,530	Cuyahoga County, Ohio, Economic Development Revenue Bonds, Refunding Series 2020D, 5.000%, 12/01/26	No Opt. Call	AA	11,722,948
1,000	Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Refunding Various Purpose Series 2014, 5.000%, 12/01/28	12/24 at 100.00	AAA	1,155,210
2,940	Dublin, Ohio, Special Obligation Non-Tax Revenue Bonds, Series 2015A, 5.000%, 12/01/38	12/25 at 100.00	Aa1	3,472,610
495	Fairborn City School District, Greene, Clark and Montgomery Counties, Ohio, Certificates of Participation, School Facilities Project, Series 2021, 4.000%, 12/01/37 – BAM Insured	12/28 at 100.00	AA	581,348
3,560	Franklin County Convention Facilities Authority, Ohio, Lease Appropriation Bonds, Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/46	12/29 at 100.00	AA	4,380,794
	Franklin County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2018:
1,000	5.000%, 6/01/37	6/28 at 100.00	AAA	1,253,340
16,500	5.000%, 6/01/43	6/28 at 100.00	AAA	20,447,130
5,695	5.000%, 6/01/48	6/28 at 100.00	AAA	7,056,731
	Gahanna-Jefferson City School District, Franklin County, Ohio, Certificates of Participation, School Facilities Project, Series 2021:
1,020	4.000%, 12/01/31 – BAM Insured	12/30 at 100.00	AA	1,259,088
1,320	4.000%, 12/01/32 – BAM Insured	12/30 at 100.00	AA	1,630,596
1,375	4.000%, 12/01/33 – BAM Insured	12/30 at 100.00	AA	1,692,804

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Great Oaks Career Campuses Board of Education, Brown, Butler, Clermont, Clinton, Fayette, Greene, Hamilton, Highland, Madison, Pickaway, Ross and Warren, Ohio, Certificates of Participation, School:
$ 1,320	4.000%, 12/01/39	12/29 at 100.00	Aa1	$1,571,962
1,425	4.000%, 12/01/41	12/29 at 100.00	Aa1	1,688,995
1,675	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2014A, 5.000%, 12/01/25	No Opt. Call	AAA	2,008,744
	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2015:
1,050	5.000%, 12/01/32	12/25 at 100.00	AAA	1,248,387
1,105	5.000%, 12/01/33	12/25 at 100.00	AAA	1,313,779
2,180	Hamilton County, Ohio, Sales Tax Bonds, Refunding Series 2016A, 5.000%, 12/01/30	12/26 at 100.00	AA-	2,630,671
	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B:
500	0.000%, 12/01/26 – AMBAC Insured	No Opt. Call	A1	462,765
3,300	0.000%, 12/01/28 – AMBAC Insured	No Opt. Call	A1	2,895,882
1,750	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	1,547,157
	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A:
1,235	5.000%, 12/01/25	12/21 at 100.00	A1	1,263,096
5,375	5.000%, 12/01/31	12/21 at 100.00	A1	5,489,219
	Mayfield City School District, Ohio, Certificates of Participation, Middle School Project, Series 2009B:
435	0.000%, 9/01/27	No Opt. Call	Aa2	402,405
855	0.000%, 9/01/28	No Opt. Call	Aa2	771,655
1,100	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/23	10/22 at 100.00	Aa3	1,169,542
1,070	Norwood, Hamilton County, Ohio, Special Obligation Development Revenue Bonds, Central Parke Project, Series 2017, 6.000%, 12/01/46	6/27 at 100.00	N/R	1,129,385
	Ohio State, Capital Facilities Lease Appropriation Bonds, Juvenile Correctional Building Fund Projects, Series 2019A:
2,465	5.000%, 4/01/38	4/29 at 100.00	AA	3,129,465
2,485	5.000%, 4/01/39	4/29 at 100.00	AA	3,147,849
1,250	Ohio State, Capital Facilities Lease-Appropriation Bonds, Adult Correctional Building Fund Projects, Series 2017A, 5.000%, 10/01/36	10/27 at 100.00	AA	1,535,625
2,245	Ohio State, Capital Facilities Lease-Appropriation Bonds, Adult Correctional Building Fund Projects, Series 2019B, 5.000%, 10/01/31	No Opt. Call	AA	3,080,858
1,200	Ohio State, Capital Facilities Lease-Appropriation Bonds, Parks & Recreation Improvement Fund Projects, Series 2017A, 5.000%, 12/01/31	12/27 at 100.00	AA	1,500,312
1,080	Ohio State, Capital Facilities Lease-Appropriation Bonds, Parks & Recreation Improvement Fund Projects, Series 2020A, 5.000%, 12/01/31	No Opt. Call	AA	1,487,398
1,250	Ohio State, Major New State Infrastructure Project Revenue Bonds, Series 2019-1, 5.000%, 12/15/31	No Opt. Call	AA	1,730,400
945	Ohio State, Major New State Infrastructure Project Revenue Bonds, Series 2021-1A, 5.000%, 12/15/32 (WI/DD, settling 06/8/21)	No Opt. Call	AA	1,328,613

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,360	Ohio State, Transportation Project Revenue Bonds, Toledo-Lucas County Port Authority Seaport and Docks Project, State Transportation Infrastructure GRF Bond Fund, Series 2019-2, 5.000%, 11/15/39 (AMT)	5/27 at 100.00	AA+	$1,647,640
2,095	Pickaway County, Ohio, Sales Tax Specia Obligation Bonds, Series 2018, 5.000%, 12/01/44	12/28 at 100.00	AA	2,639,344
2,000	Pinnacle Community Infrastructure Financing Authority, Grove City, Ohio, Community Facilities Bonds, Series 2015A, 4.000%, 12/01/31 – AGM Insured	12/25 at 100.00	AA	2,238,800
800	Port of Greater Cincinnati Development Authority, Ohio, Public Improvement TOT Revenue Bonds, Series 2021, 4.250%, 12/01/50, 144A	12/28 at 100.00	N/R	808,704
500	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Development TIF Revenue Bonds, RBM Development - Phase 2B Project, Series 2018A, 6.000%, 12/01/50	12/28 at 100.00	N/R	547,945
1,000	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood, Senior Lien Series 2019A, 5.000%, 11/01/51	11/30 at 100.00	N/R	1,024,440
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
8,320	4.500%, 7/01/34	7/25 at 100.00	N/R	9,158,490
1,257	4.550%, 7/01/40	7/28 at 100.00	N/R	1,412,491
500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2019A-2A, 4.550%, 7/01/40	7/28 at 100.00	N/R	561,850
295	Riversouth Authority, Ohio, Lazarus Building Redevelopment Bonds, Series 2007A, 5.750%, 12/01/27	6/21 at 100.00	N/R	295,434
	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Payable from City of Columbus, Ohio Annual Rental Appropriations, Refunding Series 2012A:
1,400	5.000%, 12/01/23	12/22 at 100.00	AA+	1,500,534
800	5.000%, 12/01/24	12/22 at 100.00	AA+	857,072
	Riversouth Authority, Ohio, Scioto Peninsula Area Redevelopment Bonds, Payable from City of Columbus, Ohio Annual Rental Appropriations, Series 2016:
1,000	5.000%, 12/01/28	12/25 at 100.00	AA+	1,195,810
1,000	5.000%, 12/01/29	12/25 at 100.00	AA+	1,195,810
2,955	Shaker Heights Public Library, Ohio, Certificates of Participation, Series 2019, 4.000%, 12/01/44	12/24 at 100.00	Aa2	3,211,583
121,192	Total Tax Obligation/Limited			141,599,022
	Transportation – 4.6%
	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC - Borrower, Portsmouth Bypass Project, Series 2015:
3,500	5.000%, 12/31/35 – AGM Insured (AMT)	6/25 at 100.00	AA	3,987,410
5,245	5.000%, 12/31/39 – AGM Insured (AMT)	6/25 at 100.00	AA	5,950,925
7,725	5.000%, 6/30/53 (AMT)	6/25 at 100.00	A3	8,699,509
11,000	Ohio State, Revenue Bonds, Ohio Turnpike Commission, Refunding Series 1998A, 5.500%, 2/15/24 – FGIC Insured	No Opt. Call	Aa2	11,991,100
2,450	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission Infrastructure Projects, Junior Lien, Current Interest Series 2013A-1, 5.250%, 2/15/39	2/23 at 100.00	Aa3	2,646,906

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 1,000	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission, Refunding Series 2017A, 5.000%, 2/15/30	2/27 at 100.00	Aa2	$ 1,221,260
30,920	Total Transportation			34,497,110
	U.S. Guaranteed – 16.0% (5)
2,155	Cincinnati, Ohio, General Obligation Bonds,Various Purpose, Refunding & Improvement Series 2015A, 5.250%, 12/01/33 (Pre-refunded 6/01/25)	6/25 at 100.00	AA	2,570,937
4,310	Cincinnati, Ohio, Water System Revenue Bonds, Series 2016A, 5.000%, 12/01/41 (Pre-refunded 12/01/26)	12/26 at 100.00	AAA	5,352,417
	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
7,000	5.000%, 1/01/29 (Pre-refunded 1/01/22)	1/22 at 100.00	A2	7,200,620
1,000	5.000%, 1/01/30 (Pre-refunded 1/01/22)	1/22 at 100.00	A2	1,028,660
3,450	5.000%, 1/01/31 (Pre-refunded 1/01/22) – AGM Insured	1/22 at 100.00	AA	3,548,877
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2013A-2:
990	5.000%, 10/01/27 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,102,147
1,150	5.000%, 10/01/30 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,280,272
1,205	5.000%, 10/01/31 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,341,502
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2015A-2:
755	5.000%, 10/01/37 (Pre-refunded 10/01/23)	10/23 at 100.00	N/R	836,782
2,245	5.000%, 10/01/37 (Pre-refunded 10/01/23)	10/23 at 100.00	AA+	2,499,314
	Cleveland, Ohio, Water Revenue Bonds, Refunding Second Lien Series 2012A:
1,500	5.000%, 1/01/24 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	1,542,990
775	5.000%, 1/01/26 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	797,211
1,000	5.000%, 1/01/27 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	1,028,660
	Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Refunding Various Purpose Series 2014:
1,810	5.000%, 12/01/32 (Pre-refunded 12/01/24)	12/24 at 100.00	AAA	2,109,175
1,585	5.000%, 12/01/33 (Pre-refunded 12/01/24)	12/24 at 100.00	AAA	1,846,985
1,385	5.000%, 12/01/34 (Pre-refunded 12/01/24)	12/24 at 100.00	AAA	1,613,927
1,055	5.000%, 12/01/35 (Pre-refunded 12/01/24)	12/24 at 100.00	AAA	1,229,381
10,345	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Bonds, Columbus City & Franklin County Lessees, Refunding Anticipation Series 2014, 5.000%, 12/01/35 (Pre-refunded 12/01/24)	12/24 at 100.00	Aa1	12,054,925
10,300	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	Aa2	10,530,308
1,000	Greenville City School District, Drake County, Ohio, General Obligation Bonds, School Improvement Series 2013, 5.250%, 1/01/38 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	1,030,120
11,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38 (Pre-refunded 1/01/23)	1/23 at 100.00	AA+	12,605,112
3,240	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	BBB	3,326,800

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 275	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36 (Pre-refunded 6/01/22)	6/22 at 100.00	Aa3	$288,483
8,500	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series 2013, 5.000%, 11/15/38 (Pre-refunded 5/15/23)	5/23 at 100.00	AA+	9,310,560
3,125	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Tender Option Bond Trust 2015-XF0225, 18.103%, 11/15/43 (Pre-refunded 5/15/23), 144A (IF) (4)	5/23 at 100.00	AA+	4,317,000
1,630	Northwest Local School District, Hamilton and Butler Counties, Ohio, General Obligation Bonds, School Improvement Series 2015, 5.000%, 12/01/40 (Pre-refunded 12/01/23)	12/23 at 100.00	Aa2	1,824,785
9,000	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission Infrastructure Projects, Junior Lien, Current Interest Series 2013A-1, 5.000%, 2/15/48 (Pre-refunded 2/15/23)	2/23 at 100.00	Aa3	9,741,960
1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39 (Pre-refunded 12/01/22)	12/22 at 100.00	Aa3	1,073,440
	Princeton City School District, Hamilton County, Ohio, Certificates of Participation, Series 2013:
560	5.000%, 12/01/33 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R	599,810
1,305	5.000%, 12/01/42 (Pre-refunded 12/01/22)	12/22 at 100.00	AA-	1,400,839
1,710	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban Redevelopment, Series 2012, 5.000%, 6/01/32 (Pre-refunded 6/01/22)	6/22 at 100.00	Aa3	1,793,841
4,925	Willoughby-Eastlake City School District, Ohio, General Obligation Bonds, School Improvement Series 2016, 5.000%, 12/01/46 (Pre-refunded 12/01/25)	12/25 at 100.00	A2	5,919,062
	Wood County, Ohio, Hospital Facilities Revenue Bonds, Wood County Hospital Project, Refunding and Improvement Series 2012:
2,545	5.000%, 12/01/37 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R	2,721,954
3,735	5.000%, 12/01/42 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R	3,994,694
108,265	Total U.S. Guaranteed			119,463,550
	Utilities – 16.0%
1,390	Akron, Ohio, Waterworks System Mortgage Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 3/01/34 – AGC Insured	6/21 at 100.00	AA	1,394,684
1,750	American Municipal Power Inc, Ohio, Combined Hydroelectric Projects Revenue Bonds, Refunding Series 2020A, 5.000%, 2/15/28	No Opt. Call	A1	2,213,628
1,500	American Municipal Power Ohio Inc, Prairie State Energy Campus Project Revenue Bonds, Series 2015A, 5.000%, 2/15/42	2/24 at 100.00	A1	1,661,670
6,500	American Municipal Power, Inc, Ohio, Greenup Hydroelectric Project Revenue Bonds, Refunding Series 2016A, 5.000%, 2/15/41	2/26 at 100.00	A1	7,706,335
1,665	American Municipal Power, Inc, Ohio, Solar Electricity Prepayment Project Revenue Bonds, Green Bonds Series 2019A, 5.000%, 2/15/44	2/29 at 100.00	A	2,057,341
	American Municipal Power, Inc, Ohio, Solar Electricity Prepayment Project Revenue Bonds, Green Bonds Series 2020A:
250	4.000%, 2/15/40	2/29 at 100.00	A	291,453
1,200	4.000%, 2/15/44	2/29 at 100.00	A	1,387,176
1,330	Butler County, Ohio, Sewer System Revenue Bonds, Refunding Series 2005, 5.000%, 12/01/23 – AGM Insured	No Opt. Call	Aa2	1,421,424

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,315	Cleveland, Ohio, Public Power System Revenue Bonds, Refunding Series 2018, 5.000%, 11/15/37 – AGM Insured	5/28 at 100.00	AA	$1,620,014
	Cleveland, Ohio, Public Power System Revenue Bonds, Refunding Series 2020A:
1,000	4.000%, 11/15/35 – AGM Insured	11/29 at 100.00	AA	1,193,170
2,000	4.000%, 11/15/38 – AGM Insured	11/29 at 100.00	AA	2,367,680
2,000	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-1, 0.000%, 11/15/33 – NPFG Insured	No Opt. Call	A-	1,556,840
	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2:
4,740	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A-	3,596,143
7,500	0.000%, 11/15/38 – NPFG Insured	No Opt. Call	A-	4,827,975
2,300	Columbus, Ohio, Sewerage System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/25	12/24 at 100.00	AA+	2,670,898
	Columbus, Ohio, Sewerage System Revenue Bonds, Refunding Series 2015:
5,000	5.000%, 6/01/30	6/26 at 100.00	AA+	6,058,150
6,750	5.000%, 6/01/32	6/26 at 100.00	AA+	8,152,650
1,115	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of Greater Cincinnati, Refunding Series 2020A, 5.000%, 12/01/32	12/30 at 100.00	AA+	1,494,044
	Hamilton, Ohio, Electric System Revenue Bonds, Refunding & Improvement Series 2019:
865	4.000%, 10/01/37 – BAM Insured	10/29 at 100.00	AA	1,017,205
1,000	4.000%, 10/01/38 – BAM Insured	10/29 at 100.00	AA	1,173,210
1,015	4.000%, 10/01/39 – BAM Insured	10/29 at 100.00	AA	1,188,230
1,100	Lancaster Port Authority, Ohio, Gas Supply Revenue Bonds, Series 2019, 5.000%, 8/01/49 (Mandatory Put 2/01/25)	11/24 at 100.68	Aa2	1,273,789
1,745	Lebanon, Ohio, Water System Revenue Bonds, Improvement & Refunding Series 2012, 5.000%, 12/01/31	12/21 at 100.00	Aa3	1,786,130
1,000	Marysville, Ohio, Water System Mortgage Revenue Bonds, Refunding Series 2016, 4.000%, 12/01/38	12/25 at 100.00	Aa3	1,122,170
5,570	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 11/15/33	5/28 at 100.00	AA+	6,981,327
820	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/21 (6)	No Opt. Call	N/R	1,025
10,025	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)	No Opt. Call	N/R	12,531
	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, Refunding Series 2019B:
1,560	5.000%, 12/01/29	No Opt. Call	AAA	2,078,310
1,170	5.000%, 6/01/30	No Opt. Call	AAA	1,574,071
1,100	5.000%, 12/01/30	No Opt. Call	AAA	1,496,396
	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, Series 2016:
2,975	5.000%, 6/01/29	12/26 at 100.00	AAA	3,684,924
1,900	5.000%, 12/01/36	12/26 at 100.00	AAA	2,325,714

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 4,840	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2019, 5.000%, 6/01/44	12/29 at 100.00	AAA	$6,240,793
1,010	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Refunding Series 2014B, 5.000%, 12/01/22	No Opt. Call	AAA	1,084,114
5,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2015A, 5.000%, 6/01/26	No Opt. Call	AAA	6,107,700
5,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2017A, 5.000%, 12/01/31	6/27 at 100.00	AAA	6,227,050
	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2020A:
8,000	5.000%, 12/01/37	6/30 at 100.00	AAA	10,562,480
3,000	5.000%, 12/01/50	6/30 at 100.00	AAA	3,883,530
5,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2020B, 4.000%, 12/01/38	12/30 at 100.00	AAA	6,121,800
2,060	Springboro, Ohio, Sewer System Mortgage Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/27	6/22 at 100.00	Aa2	2,157,088
115,060	Total Utilities			119,770,862
$ 658,177	Total Municipal Bonds (cost $678,011,497)			729,035,915

Shares	Description (1)	Value
	COMMON STOCKS – 1.5%
	Electric Utilities – 1.5%
350,634	Energy Harbor Corp, (7), (8), (9)	$ 11,161,732
	Total Common Stocks (cost $9,249,818)	11,161,732
	Total Long-Term Investments (cost $687,261,315)	740,197,647
	Other Assets Less Liabilities – 0.9%	6,393,207
	Net Assets – 100%	$ 746,590,854

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Common Stock received as part of the bankruptcy settlement during February 2020 for Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 and Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Wisconsin Municipal Bond Fund
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 104.1%
	MUNICIPAL BONDS – 101.9%
	Consumer Discretionary – 0.3%
$ 105	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/46	9/27 at 100.00	CCC	$110,636
250	International Falls, Minnesota, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1999, 6.850%, 12/01/29 (AMT)	6/21 at 100.00	B1	250,343
355	Total Consumer Discretionary			360,979
	Consumer Staples – 1.2%
660	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/21 at 100.00	N/R	660,277
1,060	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	1,158,527
1,720	Total Consumer Staples			1,818,804
	Education and Civic Organizations – 5.4%
1,000	Milwaukee Redevelopment Authority, Wisconsin, Milwaukee Science Education Consortium, Inc Project, Series 2013A, 6.000%, 8/01/33	8/23 at 100.00	BBB-	1,082,710
1,300	Milwaukee Redevelopment Authority, Wisconsin, Revenue Bonds, Milwaukee School of Engineering Project, Series 2012, 4.100%, 4/01/32 – AGM Insured	4/22 at 100.00	AA	1,332,864
1,750	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A, 4.000%, 6/15/28, 144A	6/26 at 100.00	BBB-	1,879,658
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hmong American Peace Academy, Series 2020:
420	4.000%, 3/15/30	No Opt. Call	BBB	470,845
500	4.000%, 3/15/40	3/30 at 100.00	BBB	556,050
1,200	5.000%, 3/15/50	3/30 at 100.00	BBB	1,437,276
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Lawrence University, Series 2020, 4.000%, 2/01/45	2/30 at 100.00	Baa1	1,108,740
7,170	Total Education and Civic Organizations			7,868,143
	Health Care – 22.4%
440	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C, 5.000%, 2/15/36	2/27 at 100.00	AA+	532,915
5,765	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc, Series 2020, 4.000%, 7/01/36	7/29 at 100.00	A	6,806,908
250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc Obligated Group, Tender Option Bond Trust 2015-XF0118, 13.789%, 4/01/42, 144A (IF) (4)	10/22 at 100.00	AA	279,900
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic Health System, Inc, Series 2017C:
4,000	5.000%, 2/15/47	2/27 at 100.00	A-	4,628,440
8,565	5.000%, 2/15/47 (UB) (4)	2/27 at 100.00	A-	9,910,647

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Aspirus, Inc Obligated Group, Refunding Series 2015A, 5.000%, 8/15/34	2/25 at 100.00	AA-	$1,134,750
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Bellin Memorial Hospital, Inc, Series 2019A:
2,000	4.000%, 12/01/44	12/29 at 100.00	A+	2,288,460
3,100	4.000%, 12/01/49	12/29 at 100.00	A+	3,526,064
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Bellin Memorial Hospital, Series 2015:
250	5.000%, 12/01/23	No Opt. Call	A+	278,423
2,000	4.000%, 12/01/35	6/24 at 100.00	A+	2,128,180
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014, 5.000%, 5/01/29	5/24 at 100.00	BBB+	1,096,720
175	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic Health System, Inc, Series 2020A, 4.000%, 2/15/37 – AGM Insured	2/30 at 100.00	AA	207,723
28,545	Total Health Care			32,819,130
	Housing/Multifamily – 19.2%
2,000	Hudson Housing Authority, Wisconsin, Multifamily Housing Revenue Bonds, Cedar Ridge Apartments Project, Series 2013A, 5.125%, 6/01/30	6/23 at 100.00	N/R	2,064,500
3,020	Platteville Redevelopment Authority, Wisconsin, Revenue Bonds, University of Wisconsin - Platteville Real Estate Foundation Project, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	BBB-	3,122,952
2,000	Wisconsin Housing and Economic Development Authority Multi Family Housing Bonds,Western Technical College Student Housing Project, Series 2013B, 4.700%, 4/01/38	4/23 at 100.00	A	2,143,740
610	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2006A, 4.550%, 5/01/27 (AMT)	6/21 at 100.00	AA	611,293
2,125	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2015A, 4.125%, 11/01/46	5/25 at 100.00	AA	2,271,710
	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2017A:
1,000	4.000%, 11/01/47	11/26 at 100.00	AA	1,076,880
2,000	4.150%, 5/01/55	11/26 at 100.00	AA	2,159,220
2,230	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2017B, 3.900%, 11/01/42	11/26 at 100.00	AA	2,414,956
	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2018A:
145	3.700%, 11/01/33	11/27 at 100.00	AA	161,059
2,000	4.300%, 11/01/53 (UB) (4)	11/27 at 100.00	AA	2,232,140
6,720	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2019A, 3.375%, 5/01/57	11/28 at 100.00	AA	7,131,466
2,500	Wisconsin Housing and Economic Development Authority, Multifamily Housing Bonds, Meadow Village Project Series 2020A, 5.000%, 7/01/37, 144A	7/28 at 102.00	N/R	2,755,800
26,350	Total Housing/Multifamily			28,145,716

Nuveen Wisconsin Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials – 0.9%
$ 725	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB-	$748,649
100	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB-	109,519
420	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	455,818
1,245	Total Industrials			1,313,986
	Long-Term Care – 11.1%
1,000	New Richmond Community Development Authority, Wisconsin, Health Care Facilities Revenue Bonds, PHM/New Richmond Senior Housing, Inc, Series 2011, 6.650%, 9/01/43	6/21 at 100.00	N/R	1,001,240
500	Winnebago County Housing Authority, Wisconsin, Revenue Bonds, Lutheran Homes of Oshkosh, Inc Project, Refunding Series 2015A, 4.450%, 3/01/30	6/21 at 100.00	N/R	483,420
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Clement Manor, Inc, Series 2019, 5.000%, 8/01/49	8/26 at 103.00	N/R	1,846,720
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project Series 2014, 5.375%, 10/01/44	10/22 at 102.00	N/R	2,083,740
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, PHW Oconomowoc, Inc Project, Series 2018, 5.125%, 10/01/48	10/23 at 102.00	N/R	2,091,880
1,750	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers Memorial Hospital, Inc, Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	A	1,929,655
1,450	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers Memorial Hospital, Inc, Series 2019A, 5.000%, 7/01/49	7/26 at 100.00	A	1,704,345
500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers Memorial Hospital, Inc, Series 2019B, 5.000%, 7/01/38	7/26 at 100.00	A	594,530
185	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint John's Communities Inc, Series 2015B, 5.000%, 9/15/37	9/22 at 100.00	BBB-	191,980
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Three Pillars Senior Living Communities, Series 2021A:
1,000	4.000%, 8/15/51	8/31 at 100.00	BBB+	1,133,350
1,000	4.000%, 8/15/55	8/31 at 100.00	BBB+	1,122,810
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014, 5.000%, 12/01/44	12/22 at 102.00	N/R	2,078,660
15,385	Total Long-Term Care			16,262,330
	Tax Obligation/General – 1.7%
525	Puerto Rico, General Obligation Bonds, Public improvement Series 2007A, 5.000%, 7/01/23 – AGC Insured	6/21 at 100.00	AA	539,086
	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2011C:
675	5.250%, 7/01/27 – AGM Insured	6/21 at 100.00	AA	693,866
425	5.750%, 7/01/37 – AGM Insured	6/21 at 100.00	AA	437,827
770	Puerto Rico, General Obligation Bonds, Refunding Series 2003C-7, 6.000%, 7/01/27 – NPFG Insured	6/21 at 100.00	Baa2	794,270
2,395	Total Tax Obligation/General			2,465,049

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 31.3%
	Ashwaubenon Community Development Authority, Wisconsin, Lease Revenue Bonds, Brown County Expo Center Project, Series 2019:
$ 1,790	4.000%, 6/01/36	6/29 at 100.00	AA	$2,105,022
3,500	3.000%, 6/01/44	6/29 at 100.00	AA	3,744,440
10,000	0.000%, 6/01/49	6/29 at 47.10	AA	3,828,400
	Brookfield Community Development and Redevelopment Authority, Wisconsin, Community Development Revenue Bonds, Series 2015A:
1,340	3.550%, 6/01/34	6/25 at 100.00	A3	1,434,148
1,530	3.600%, 6/01/35	6/25 at 100.00	A3	1,640,298
590	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	BB	606,638
1,250	Kaukauna Redevelopment Authority, Outagamie and Calumet Counties, Wisconsin, Redevelopment Lease Revenue Bonds, Series 2015, 4.125%, 6/01/40	6/25 at 100.00	A+	1,362,037
130	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/52	6/22 at 100.00	BBB	134,209
675	Milwaukee Redevelopment Authority, Wisconsin, HSI Industrial I LLC Project Revenue Bonds, Series 2008, 5.125%, 6/01/29 (AMT)	6/21 at 100.00	A2	676,957
	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2016A:
800	5.000%, 11/15/30	11/26 at 100.00	A+	970,920
500	5.000%, 11/15/31	11/26 at 100.00	A+	606,530
550	5.000%, 11/15/32	11/26 at 100.00	A+	666,529
	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2017:
95	4.000%, 11/15/21	No Opt. Call	A+	96,644
145	5.000%, 11/15/22	No Opt. Call	A+	155,130
630	5.000%, 11/15/28	11/26 at 100.00	A+	768,720
500	5.000%, 11/15/34	11/26 at 100.00	A+	604,165
1,000	5.000%, 11/15/35	11/26 at 100.00	A+	1,205,970
500	5.000%, 11/15/36	11/26 at 100.00	A+	601,810
1,000	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Refunding Series 2013, 4.100%, 12/01/27	12/23 at 100.00	A2	1,086,080
500	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 5.000%, 7/01/31 – AMBAC Insured	6/21 at 100.00	C	511,590
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
535	5.250%, 7/01/32 – NPFG Insured	No Opt. Call	Baa2	584,054
435	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	Baa2	474,911
1,000	5.250%, 7/01/36 – AGC Insured	No Opt. Call	AA	1,090,450
500	Puerto Rico Municipal Finance Agency, Series 2002A, 5.000%, 8/01/27 – AGM Insured	6/21 at 100.00	AA	513,415
1,025	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2007N, 5.000%, 7/01/32 – RAAI Insured	6/21 at 100.00	AA	1,052,501
3,085	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/26 – NPFG Insured	No Opt. Call	Aa3	3,709,219

Nuveen Wisconsin Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2006:
$ 120	5.000%, 10/01/25 – NPFG Insured	6/21 at 100.00	Baa2	$121,818
125	5.000%, 10/01/28 – FGIC Insured	6/21 at 100.00	Baa2	126,884
	Wisconsin Center District, Appropiation Revenue Bonds, Milwaukee Arena Project, Series 2016:
390	5.000%, 12/15/27	6/26 at 100.00	Aa3	474,139
1,000	5.000%, 12/15/30	6/26 at 100.00	Aa3	1,206,370
500	5.000%, 12/15/31	6/26 at 100.00	Aa3	602,910
4,000	Wisconsin Center District, Dedicated Tax Revenue Bonds, Milwaukee Arena Project, Senior Series 2016A, 0.000%, 12/15/39 – AGM Insured	6/26 at 60.88	AA	2,204,000
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Junior Series 1999:
1,125	5.250%, 12/15/23	No Opt. Call	AA	1,233,630
675	5.250%, 12/15/27	No Opt. Call	AA	819,949
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Junior Series 2013A:
785	4.000%, 12/15/25	12/22 at 100.00	Baa1	819,124
2,170	5.000%, 12/15/28	12/22 at 100.00	Baa1	2,290,175
500	5.000%, 12/15/29	12/22 at 100.00	Baa1	526,710
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Senior Series 2003A:
2,035	0.000%, 12/15/28 – AGM Insured	No Opt. Call	AA	1,817,601
1,945	0.000%, 12/15/31	No Opt. Call	AA	1,593,266
5,000	Wisconsin Center District, Dedicated Tax Revenue Bonds, Supported by State Moral Obligation Junior Series 2020D, 0.000%, 12/15/50 – AGM Insured	12/30 at 46.55	AA	1,803,850
53,975	Total Tax Obligation/Limited			45,871,213
	Transportation – 1.1%
145	Public Finance Authority of Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/22 (AMT)	No Opt. Call	BBB+	148,416
1,000	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (AMT)	1/22 at 100.00	BBB	1,026,340
355	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	372,629
1,500	Total Transportation			1,547,385
	U.S. Guaranteed – 3.9% (5)
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Junior Series 1999:
2,025	5.250%, 12/15/23 (ETM)	No Opt. Call	AA	2,160,776
190	5.250%, 12/15/27 (ETM)	No Opt. Call	AA	231,850
10	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Howard Young Health Care, Inc, Refunding Series 2012, 5.000%, 8/15/22 (ETM)	No Opt. Call	N/R	10,584
810	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Beaver Dam Community Hospitals Inc, Series 2013A, 5.250%, 8/15/34 (Pre-refunded 8/15/23)	8/23 at 100.00	N/R	898,339
500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Franciscan Sisters of Christian Charity Sponsored Ministry, Series 2017A, 5.000%, 9/01/36 (Pre-refunded 9/01/27)	9/27 at 100.00	BBB-	623,910

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 10	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Monroe Clinic Inc, Refunding Series 2016, 5.000%, 2/15/30 (Pre-refunded 8/15/25)	8/25 at 100.00	N/R	$11,846
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013:
130	5.000%, 8/15/43 (Pre-refunded 8/15/23)	8/23 at 100.00	A	143,768
1,520	5.000%, 8/15/43 (Pre-refunded 8/15/23)	8/23 at 100.00	BBB+	1,680,983
5,195	Total U.S. Guaranteed			5,762,056
	Utilities – 3.4%
995	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.500%, 4/01/41 (6)	No Opt. Call	N/R	1,244
125	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	131,453
860	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/21 (6)	No Opt. Call	N/R	1,075
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)	No Opt. Call	N/R	1,250
265	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (6)	No Opt. Call	N/R	331
575	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2005SS, 5.000%, 7/01/30 – AGM Insured	6/21 at 100.00	AA	590,427
580	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	Baa2	607,660
790	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/28 – AGC Insured	6/21 at 100.00	AA	811,196
305	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007UU, 5.000%, 7/01/24 – AGM Insured	6/21 at 100.00	AA	313,183
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV:
675	5.250%, 7/01/24 – NPFG Insured	No Opt. Call	Baa2	716,060
130	5.250%, 7/01/26 – NPFG Insured	No Opt. Call	Baa2	139,708
185	5.250%, 7/01/31 – AGM Insured	No Opt. Call	AA	218,113
250	5.250%, 7/01/35 – NPFG Insured	No Opt. Call	Baa2	269,963
1,200	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/25	6/21 at 100.00	CCC	1,171,440
7,935	Total Utilities			4,973,103
$ 151,770	Total Municipal Bonds (cost $140,073,262)			149,207,894

Nuveen Wisconsin Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Shares	Description (1)	Value
	COMMON STOCKS – 2.2%
	Electric Utilities – 2.2%
100,944	Energy Harbor Corp, (7), (8), (9)	$ 3,213,350
	Total Common Stocks (cost $2,869,331)	3,213,350
	Total Long-Term Investments (cost $142,942,593)	152,421,244
	Floating Rate Obligations – (5.5)%	(8,020,000)
	Other Assets Less Liabilities – 1.4%	2,021,646
	Net Assets – 100%	$ 146,422,890
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Common Stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23, and Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
May 31, 2021
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Assets
Long-term investments, at value (cost $285,991,228, $380,694,836, $337,632,589, $677,590,487, $687,261,315 and $142,942,593, respectively)	$300,480,442	$408,813,528	$359,506,893	$726,405,840	$740,197,647	$152,421,244
Short-term investments, at value (cost approximates value)	—	—	—	10,670,000	—	—
Cash	14,822,549	9,206,652	9,675,248	4,137,852	—	202,585
Receivable for:
Interest	3,730,634	4,886,839	3,397,227	7,129,615	11,434,990	1,993,697
Investments sold	170,000	3,460,438	—	55,174	895,000	230,000
Shares sold	762,523	216,706	850,316	1,609,510	579,300	2,476
Other assets	7,054	110,071	63,643	71,726	142,513	4,659
Total assets	319,973,202	426,694,234	373,493,327	750,079,717	753,249,450	154,854,661
Liabilities
Cash overdraft	—	—	—	—	2,745,265	—
Floating rate obligations	—	29,845,000	15,200,000	—	—	8,020,000
Payable for:
Dividends	99,411	85,258	86,471	355,928	270,073	39,789
Interest	—	204,934	95,307	—	—	54,610
Investments purchased - when-issued/delayed-delivery settlement	11,108,600	16,722,012	7,463,274	5,487,596	2,248,084	—
Shares redeemed	886,046	368,558	553,819	1,173,106	527,947	98,855
Accrued expenses:
Management fees	128,725	157,699	145,015	307,101	307,253	62,453
Trustees fees	6,563	110,733	61,523	75,745	147,034	2,374
12b-1 distribution and service fees	44,216	54,973	34,369	84,922	78,759	21,072
Other	160,633	165,154	185,564	260,855	334,181	132,618
Total liabilities	12,434,194	47,714,321	23,825,342	7,745,253	6,658,596	8,431,771
Commitments and contingencies (as disclosed in Note 8)
Net assets	$307,539,008	$378,979,913	$349,667,985	$742,334,464	$746,590,854	$146,422,890

Class A Shares
Net assets	$193,933,303	$279,307,207	$148,560,016	$384,737,139	$365,675,932	$ 81,623,692
Shares outstanding	17,837,831	24,844,553	12,286,919	32,799,359	30,563,455	7,372,306
Net asset value ("NAV") per share	$ 10.87	$ 11.24	$ 12.09	$ 11.73	$ 11.96	$ 11.07
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 11.35	$ 11.73	$ 12.62	$ 12.24	$ 12.48	$ 11.56
Class C Shares
Net assets	$ 12,446,250	$ 8,606,821	$ 10,441,696	$ 23,453,629	$ 18,820,929	$ 8,271,569
Shares outstanding	1,147,542	765,979	866,336	2,007,691	1,582,210	747,178
NAV and offering price per share	$ 10.85	$ 11.24	$ 12.05	$ 11.68	$ 11.90	$ 11.07
Class C2 Shares
Net assets	$ 1,413,781	$ 559,731	$ 598,914	$ 452,360	$ 1,122,547	$ 383,559
Shares outstanding	130,150	49,752	49,622	38,700	94,096	34,644
NAV and offering price per share	$ 10.86	$ 11.25	$ 12.07	$ 11.69	$ 11.93	$ 11.07
Class I Shares
Net assets	$ 99,745,674	$ 90,506,154	$190,067,359	$333,691,336	$360,971,446	$ 56,144,070
Shares outstanding	9,142,323	8,059,945	15,742,282	28,486,700	30,280,373	5,064,274
NAV and offering price per share	$ 10.91	$ 11.23	$ 12.07	$ 11.71	$ 11.92	$ 11.09
Fund level net assets consist of:
Capital paid-in	$300,035,574	$356,653,346	$328,390,409	$698,698,062	$694,705,638	$141,714,153
Total distributable earnings	7,503,434	22,326,567	21,277,576	43,636,402	51,885,216	4,708,737
Fund level net assets	$307,539,008	$378,979,913	$349,667,985	$742,334,464	$746,590,854	$146,422,890
Authorized shares - per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.

Statement of Operations
Year Ended May 31, 2021
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Investment Income	$ 9,286,030	$12,678,328	$ 9,602,418	$22,672,555	$21,239,707	$5,837,114
Expenses
Management fees	1,460,920	1,788,348	1,582,724	3,403,945	3,505,009	762,377
12b-1 service fees - Class A Shares	367,876	537,230	278,771	700,743	712,943	162,976
12b-1 distribution and service fees - Class C Shares	123,897	79,754	102,744	226,014	195,099	86,658
12b-1 distribution and service fees - Class C2 Shares	49,404	31,765	12,316	25,530	49,626	18,414
Shareholder servicing agent fees	101,230	113,763	144,491	195,048	309,636	65,778
Interest expense	7,663	213,773	82,954	14,796	18,379	80,472
Custodian fees	52,466	52,125	51,060	90,449	83,576	40,548
Professional fees	61,440	54,152	54,354	74,867	77,209	43,919
Trustees fees	7,595	9,340	8,187	17,764	18,588	4,091
Shareholder reporting expenses	29,712	32,319	35,301	43,872	57,059	22,713
Federal and state registration fees	8,424	7,819	17,756	18,304	13,087	18,557
Other	10,749	11,110	10,478	16,035	15,397	9,415
Total expenses	2,281,376	2,931,498	2,381,136	4,827,367	5,055,608	1,315,918
Net investment income (loss)	7,004,654	9,746,830	7,221,282	17,845,188	16,184,099	4,521,196
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	29,081	93,375	264,475	311,985	191,724	577,460
Change in net unrealized appreciation (depreciation) of investments	9,795,412	10,269,647	4,350,614	17,261,301	3,396,331	4,450,533
Net realized and unrealized gain (loss)	9,824,493	10,363,022	4,615,089	17,573,286	3,588,055	5,027,993
Net increase (decrease) in net assets from operations	$16,829,147	$20,109,852	$11,836,371	$35,418,474	$19,772,154	$9,549,189
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	Kansas		Kentucky
	Year Ended 5/31/21	Year Ended 5/31/20	Year Ended 5/31/21	Year Ended 5/31/20
Operations
Net investment income (loss)	$ 7,004,654	$ 7,651,359	$ 9,746,830	$ 9,769,844
Net realized gain (loss) from investments	29,081	(1,640,075)	93,375	(359,263)
Change in net unrealized appreciation (depreciation) of investments	9,795,412	(4,552,028)	10,269,647	(805,406)
Net increase (decrease) in net assets from operations	16,829,147	1,459,256	20,109,852	8,605,175
Distributions to Shareholders
Dividends:
Class A Shares	(4,371,479)	(5,120,396)	(6,968,105)	(7,008,942)
Class C Shares	(196,226)	(262,447)	(142,625)	(137,552)
Class C2 Shares	(124,222)	(322,888)	(86,250)	(220,733)
Class I Shares	(2,354,821)	(2,431,635)	(2,267,196)	(1,837,191)
Decrease in net assets from distributions to shareholders	(7,046,748)	(8,137,366)	(9,464,176)	(9,204,418)
Fund Share Transactions
Proceeds from sale of shares	60,411,350	60,106,599	57,224,414	44,357,040
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,794,209	6,722,526	8,460,989	8,157,117
	66,205,559	66,829,125	65,685,403	52,514,157
Cost of shares redeemed	(49,433,290)	(39,734,920)	(46,743,837)	(50,876,134)
Net increase (decrease) in net assets from Fund share transactions	16,772,269	27,094,205	18,941,566	1,638,023
Net increase (decrease) in net assets	26,554,668	20,416,095	29,587,242	1,038,780
Net assets at the beginning of period	280,984,340	260,568,245	349,392,671	348,353,891
Net assets at the end of period	$307,539,008	$280,984,340	$378,979,913	$349,392,671

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	Michigan		Missouri
	Year Ended 5/31/21	Year Ended 5/31/20	Year Ended 5/31/21	Year Ended 5/31/20
Operations
Net investment income (loss)	$ 7,221,282	$ 6,859,552	$ 17,845,188	$ 17,326,443
Net realized gain (loss) from investments	264,475	376,801	311,985	(2,854,619)
Change in net unrealized appreciation (depreciation) of investments	4,350,614	4,811,068	17,261,301	2,582,119
Net increase (decrease) in net assets from operations	11,836,371	12,047,421	35,418,474	17,053,943
Distributions to Shareholders
Dividends:
Class A Shares	(3,103,363)	(2,844,899)	(8,910,480)	(8,908,864)
Class C Shares	(147,807)	(166,557)	(395,892)	(480,228)
Class C2 Shares	(28,417)	(70,214)	(70,417)	(196,657)
Class I Shares	(4,077,260)	(3,743,557)	(8,651,117)	(9,113,876)
Decrease in net assets from distributions to shareholders	(7,356,847)	(6,825,227)	(18,027,906)	(18,699,625)
Fund Share Transactions
Proceeds from sale of shares	104,473,027	77,436,944	170,287,000	148,945,123
Proceeds from shares issued to shareholders due to reinvestment of distributions	6,176,738	5,622,532	13,314,103	13,384,341
	110,649,765	83,059,476	183,601,103	162,329,464
Cost of shares redeemed	(48,279,204)	(60,187,493)	(93,506,580)	(82,652,093)
Net increase (decrease) in net assets from Fund share transactions	62,370,561	22,871,983	90,094,523	79,677,371
Net increase (decrease) in net assets	66,850,085	28,094,177	107,485,091	78,031,689
Net assets at the beginning of period	282,817,900	254,723,723	634,849,373	556,817,684
Net assets at the end of period	$349,667,985	$282,817,900	$742,334,464	$634,849,373

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	Ohio		Wisconsin
	Year Ended 5/31/21	Year Ended 5/31/20	Year Ended 5/31/21	Year Ended 5/31/20
Operations
Net investment income (loss)	$ 16,184,099	$ 17,268,592	$ 4,521,196	$ 4,932,987
Net realized gain (loss) from investments	191,724	2,628,631	577,460	(936,803)
Change in net unrealized appreciation (depreciation) of investments	3,396,331	14,446,613	4,450,533	(1,204,487)
Net increase (decrease) in net assets from operations	19,772,154	34,343,836	9,549,189	2,791,697
Distributions to Shareholders
Dividends:
Class A Shares	(8,982,540)	(8,368,105)	(2,381,269)	(2,234,693)
Class C Shares	(339,368)	(345,287)	(185,166)	(174,357)
Class C2 Shares	(137,956)	(278,050)	(57,775)	(101,673)
Class I Shares	(9,178,718)	(7,876,338)	(1,826,676)	(2,087,169)
Decrease in net assets from distributions to shareholders	(18,638,582)	(16,867,780)	(4,450,886)	(4,597,892)
Fund Share Transactions
Proceeds from sale of shares	155,610,047	134,504,571	4,173,792	29,470,914
Proceeds from shares issued to shareholders due to reinvestment of distributions	14,490,701	12,997,144	3,935,751	4,001,062
	170,100,748	147,501,715	8,109,543	33,471,976
Cost of shares redeemed	(107,501,789)	(115,042,264)	(24,256,517)	(35,175,442)
Net increase (decrease) in net assets from Fund share transactions	62,598,959	32,459,451	(16,146,974)	(1,703,466)
Net increase (decrease) in net assets	63,732,531	49,935,507	(11,048,671)	(3,509,661)
Net assets at the beginning of period	682,858,323	632,922,816	157,471,561	160,981,222
Net assets at the end of period	$ 746,590,854	$ 682,858,323	$146,422,890	$157,471,561
See accompanying notes to financial statements.

Financial Highlights
Kansas
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/92)
2021	$10.51	$0.25	$ 0.37	$ 0.62	$(0.26)	$ —	$(0.26)	$10.87
2020	10.74	0.30	(0.21)	0.09	(0.32)	—	(0.32)	10.51
2019	10.56	0.35	0.16	0.51	(0.33)	—	(0.33)	10.74
2018	10.75	0.36	(0.18)	0.18	(0.37)	—	(0.37)	10.56
2017	11.13	0.37	(0.36)	0.01	(0.39)	—	(0.39)	10.75
Class C (02/14)
2021	10.48	0.17	0.37	0.54	(0.17)	—	(0.17)	10.85
2020	10.72	0.21	(0.22)	(0.01)	(0.23)	—	(0.23)	10.48
2019	10.54	0.26	0.17	0.43	(0.25)	—	(0.25)	10.72
2018	10.73	0.27	(0.18)	0.09	(0.28)	—	(0.28)	10.54
2017	11.11	0.28	(0.36)	(0.08)	(0.30)	—	(0.30)	10.73
Class C2 (02/97)
2021	10.50	0.20	0.36	0.56	(0.20)	—	(0.20)	10.86
2020	10.73	0.24	(0.21)	0.03	(0.26)	—	(0.26)	10.50
2019	10.55	0.29	0.16	0.45	(0.27)	—	(0.27)	10.73
2018	10.74	0.30	(0.18)	0.12	(0.31)	—	(0.31)	10.55
2017	11.12	0.31	(0.36)	(0.05)	(0.33)	—	(0.33)	10.74
Class I (02/97)
2021	10.55	0.28	0.36	0.64	(0.28)	—	(0.28)	10.91
2020	10.78	0.32	(0.21)	0.11	(0.34)	—	(0.34)	10.55
2019	10.60	0.37	0.17	0.54	(0.36)	—	(0.36)	10.78
2018	10.79	0.38	(0.18)	0.20	(0.39)	—	(0.39)	10.60
2017	11.18	0.39	(0.36)	0.03	(0.42)	—	(0.42)	10.79

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.92%	$193,933	0.79%	0.79%	2.37%	6%
0.80	176,030	0.82	0.79	2.79	21
4.96	163,340	0.89	0.82	3.28	15
1.66	149,898	0.87	0.81	3.36	16
0.16	149,839	0.86	0.81	3.42	17

5.18	12,446	1.59	1.59	1.57	6
(0.09)	12,261	1.62	1.59	1.99	21
4.13	12,340	1.69	1.62	2.48	15
0.87	12,587	1.67	1.61	2.55	16
(0.66)	13,336	1.66	1.61	2.62	17

5.33	1,414	1.34	1.34	1.85	6
0.23	10,135	1.37	1.34	2.26	21
4.37	16,953	1.44	1.37	2.73	15
1.09	29,105	1.42	1.36	2.81	16
(0.39)	34,786	1.41	1.36	2.87	17

6.13	99,746	0.59	0.59	2.56	6
1.02	82,558	0.62	0.59	2.98	21
5.17	67,936	0.69	0.62	3.46	15
1.89	46,609	0.67	0.61	3.56	16
0.28	39,048	0.66	0.61	3.62	17
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 9 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Kentucky
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/87)
2021	$10.91	$0.30	$ 0.32	$ 0.62	$(0.29)	$ —	$(0.29)	$11.24
2020	10.92	0.31	(0.03)	0.28	(0.29)	—	(0.29)	10.91
2019	10.64	0.32	0.28	0.60	(0.32)	—	(0.32)	10.92
2018	10.94	0.35	(0.29)	0.06	(0.36)	—	(0.36)	10.64
2017	11.24	0.37	(0.27)	0.10	(0.40)	—	(0.40)	10.94
Class C (02/14)
2021	10.91	0.21	0.32	0.53	(0.20)	—	(0.20)	11.24
2020	10.92	0.22	(0.03)	0.19	(0.20)	—	(0.20)	10.91
2019	10.64	0.23	0.28	0.51	(0.23)	—	(0.23)	10.92
2018	10.94	0.26	(0.28)	(0.02)	(0.28)	—	(0.28)	10.64
2017	11.23	0.28	(0.26)	0.02	(0.31)	—	(0.31)	10.94
Class C2 (10/93)
2021	10.91	0.24	0.33	0.57	(0.23)	—	(0.23)	11.25
2020	10.92	0.25	(0.03)	0.22	(0.23)	—	(0.23)	10.91
2019	10.64	0.25	0.29	0.54	(0.26)	—	(0.26)	10.92
2018	10.94	0.29	(0.29)	—	(0.30)	—	(0.30)	10.64
2017	11.23	0.31	(0.26)	0.05	(0.34)	—	(0.34)	10.94
Class I (02/97)
2021	10.90	0.32	0.32	0.64	(0.31)	—	(0.31)	11.23
2020	10.91	0.33	(0.03)	0.30	(0.31)	—	(0.31)	10.90
2019	10.64	0.34	0.27	0.61	(0.34)	—	(0.34)	10.91
2018	10.94	0.37	(0.28)	0.09	(0.39)	—	(0.39)	10.64
2017	11.23	0.39	(0.26)	0.13	(0.42)	—	(0.42)	10.94

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.73%	$279,307	0.83%	0.77%	2.67%	5%
2.55	261,330	0.93	0.78	2.78	13
5.74	270,776	0.97	0.79	2.97	25
0.57	272,191	0.86	0.78	3.24	27
0.94	287,149	0.80	0.78	3.40	12

4.88	8,607	1.63	1.57	1.87	5
1.73	7,584	1.73	1.58	1.98	13
4.91	7,232	1.77	1.59	2.17	25
(0.21)	7,583	1.66	1.58	2.43	27
0.21	8,567	1.60	1.58	2.59	12

5.26	560	1.38	1.32	2.17	5
2.00	7,929	1.48	1.33	2.23	13
5.15	14,325	1.51	1.33	2.40	25
0.02	30,894	1.41	1.33	2.69	27
0.48	37,666	1.35	1.33	2.85	12

5.94	90,506	0.63	0.57	2.87	5
2.77	72,550	0.73	0.58	2.98	13
5.89	56,021	0.76	0.58	3.17	25
0.80	44,851	0.66	0.58	3.43	27
1.25	42,609	0.60	0.58	3.60	12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 9 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Michigan
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/85)
2021	$11.92	$0.26	$ 0.18	$0.44	$(0.27)	$ —	$(0.27)	$12.09
2020	11.67	0.29	0.25	0.54	(0.29)	—	(0.29)	11.92
2019	11.35	0.30	0.31	0.61	(0.29)	—	(0.29)	11.67
2018	11.56	0.31	(0.20)	0.11	(0.32)	—	(0.32)	11.35
2017	11.85	0.36	(0.26)	0.10	(0.36)	(0.03)	(0.39)	11.56
Class C (02/14)
2021	11.88	0.17	0.17	0.34	(0.17)	—	(0.17)	12.05
2020	11.63	0.19	0.25	0.44	(0.19)	—	(0.19)	11.88
2019	11.31	0.21	0.31	0.52	(0.20)	—	(0.20)	11.63
2018	11.53	0.22	(0.21)	0.01	(0.23)	—	(0.23)	11.31
2017	11.82	0.26	(0.25)	0.01	(0.27)	(0.03)	(0.30)	11.53
Class C2 (06/93)
2021	11.89	0.20	0.18	0.38	(0.20)	—	(0.20)	12.07
2020	11.64	0.22	0.25	0.47	(0.22)	—	(0.22)	11.89
2019	11.32	0.24	0.31	0.55	(0.23)	—	(0.23)	11.64
2018	11.54	0.25	(0.22)	0.03	(0.25)	—	(0.25)	11.32
2017	11.83	0.29	(0.25)	0.04	(0.30)	(0.03)	(0.33)	11.54
Class I (02/97)
2021	11.90	0.29	0.17	0.46	(0.29)	—	(0.29)	12.07
2020	11.65	0.31	0.25	0.56	(0.31)	—	(0.31)	11.90
2019	11.33	0.32	0.32	0.64	(0.32)	—	(0.32)	11.65
2018	11.55	0.33	(0.21)	0.12	(0.34)	—	(0.34)	11.33
2017	11.84	0.38	(0.26)	0.12	(0.38)	(0.03)	(0.41)	11.55

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.72%	$148,560	0.83%	0.80%	2.19%	4%
4.66	120,780	0.83	0.80	2.46	10
5.49	116,693	0.86	0.82	2.66	16
0.94	112,969	0.86	0.82	2.72	10
0.91	120,270	0.86	0.83	3.05	16

2.90	10,442	1.63	1.60	1.39	4
3.84	10,443	1.63	1.60	1.66	10
4.67	10,199	1.66	1.62	1.85	16
0.06	11,758	1.66	1.62	1.92	10
0.11	10,565	1.66	1.63	2.25	16

3.24	599	1.38	1.35	1.68	4
4.09	3,006	1.38	1.35	1.91	10
4.89	4,506	1.41	1.37	2.08	16
0.27	11,807	1.41	1.37	2.17	10
0.35	13,234	1.41	1.38	2.51	16

3.93	190,067	0.63	0.60	2.38	4
4.88	148,589	0.63	0.60	2.66	10
5.72	123,326	0.66	0.62	2.85	16
1.06	93,181	0.66	0.62	2.92	10
1.12	74,199	0.66	0.63	3.25	16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 9 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Missouri
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/87)
2021	$11.43	$0.29	$ 0.31	$0.60	$(0.30)	$ —	$(0.30)	$11.73
2020	11.45	0.32	0.01	0.33	(0.35)	—	(0.35)	11.43
2019	11.19	0.36	0.27	0.63	(0.37)	—	(0.37)	11.45
2018	11.38	0.38	(0.20)	0.18	(0.37)	—	(0.37)	11.19
2017	11.60	0.40	(0.24)	0.16	(0.38)	—	(0.38)	11.38
Class C (02/14)
2021	11.38	0.20	0.30	0.50	(0.20)	—	(0.20)	11.68
2020	11.40	0.23	0.01	0.24	(0.26)	—	(0.26)	11.38
2019	11.14	0.27	0.27	0.54	(0.28)	—	(0.28)	11.40
2018	11.33	0.29	(0.20)	0.09	(0.28)	—	(0.28)	11.14
2017	11.56	0.30	(0.24)	0.06	(0.29)	—	(0.29)	11.33
Class C2 (02/94)
2021	11.39	0.24	0.29	0.53	(0.23)	—	(0.23)	11.69
2020	11.41	0.26	0.01	0.27	(0.29)	—	(0.29)	11.39
2019	11.15	0.30	0.27	0.57	(0.31)	—	(0.31)	11.41
2018	11.34	0.32	(0.20)	0.12	(0.31)	—	(0.31)	11.15
2017	11.57	0.33	(0.24)	0.09	(0.32)	—	(0.32)	11.34
Class I (02/97)
2021	11.42	0.32	0.29	0.61	(0.32)	—	(0.32)	11.71
2020	11.43	0.35	0.02	0.37	(0.38)	—	(0.38)	11.42
2019	11.18	0.39	0.26	0.65	(0.40)	—	(0.40)	11.43
2018	11.37	0.40	(0.19)	0.21	(0.40)	—	(0.40)	11.18
2017	11.59	0.42	(0.23)	0.19	(0.41)	—	(0.41)	11.37

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.27%	$384,737	0.76%	0.76%	2.52%	5%
3.00	311,195	0.77	0.77	2.82	11
5.69	267,631	0.78	0.78	3.26	17
1.64	230,518	0.78	0.78	3.38	18
1.45	220,958	0.78	0.78	3.47	17

4.45	23,454	1.56	1.56	1.73	5
2.08	22,911	1.57	1.57	2.02	11
4.96	19,534	1.58	1.58	2.46	17
0.83	18,629	1.58	1.58	2.58	18
0.56	18,663	1.58	1.58	2.67	17

4.72	452	1.31	1.31	2.03	5
2.43	6,350	1.32	1.32	2.28	11
5.15	9,688	1.33	1.33	2.71	17
1.10	19,076	1.33	1.33	2.84	18
0.83	22,211	1.33	1.33	2.93	17

5.41	333,691	0.56	0.56	2.72	5
3.22	294,393	0.57	0.57	3.02	11
5.93	259,964	0.58	0.58	3.46	17
1.86	243,589	0.58	0.58	3.58	18
1.66	229,036	0.58	0.58	3.67	17

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 9 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Ohio
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/85)
2021	$11.94	$0.26	$ 0.06	$ 0.32	$(0.26)	$(0.04)	$(0.30)	$11.96
2020	11.62	0.30	0.31	0.61	(0.29)	—	(0.29)	11.94
2019	11.29	0.33	0.32	0.65	(0.32)	—	(0.32)	11.62
2018	11.55	0.34	(0.24)	0.10	(0.36)	—	(0.36)	11.29
2017	11.86	0.37	(0.32)	0.05	(0.36)	—	(0.36)	11.55
Class C (02/14)
2021	11.87	0.16	0.08	0.24	(0.17)	(0.04)	(0.21)	11.90
2020	11.55	0.21	0.31	0.52	(0.20)	—	(0.20)	11.87
2019	11.22	0.23	0.33	0.56	(0.23)	—	(0.23)	11.55
2018	11.48	0.24	(0.23)	0.01	(0.27)	—	(0.27)	11.22
2017	11.80	0.27	(0.33)	(0.06)	(0.26)	—	(0.26)	11.48
Class C2 (08/93)
2021	11.91	0.20	0.06	0.26	(0.20)	(0.04)	(0.24)	11.93
2020	11.58	0.24	0.32	0.56	(0.23)	—	(0.23)	11.91
2019	11.25	0.26	0.32	0.58	(0.25)	—	(0.25)	11.58
2018	11.51	0.27	(0.23)	0.04	(0.30)	—	(0.30)	11.25
2017	11.82	0.30	(0.32)	(0.02)	(0.29)	—	(0.29)	11.51
Class I (02/97)
2021	11.90	0.28	0.07	0.35	(0.29)	(0.04)	(0.33)	11.92
2020	11.58	0.32	0.32	0.64	(0.32)	—	(0.32)	11.90
2019	11.24	0.35	0.32	0.67	(0.33)	—	(0.33)	11.58
2018	11.51	0.36	(0.24)	0.12	(0.39)	—	(0.39)	11.24
2017	11.83	0.39	(0.33)	0.06	(0.38)	—	(0.38)	11.51

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

2.73%	$365,676	0.77%	0.77%	2.18%	6%
5.35	342,227	0.78	0.77	2.57	13
5.84	321,256	0.79	0.79	2.89	13
0.92	306,232	0.78	0.78	2.94	16
0.43	304,829	0.78	0.78	3.15	11

2.00	18,821	1.57	1.57	1.39	6
4.52	19,914	1.58	1.57	1.77	13
5.02	20,574	1.59	1.59	2.09	13
0.13	21,720	1.58	1.58	2.14	16
(0.46)	23,572	1.58	1.58	2.35	11

2.17	1,123	1.32	1.32	1.68	6
4.87	11,914	1.33	1.32	2.03	13
5.24	18,481	1.33	1.33	2.34	13
0.34	34,583	1.33	1.33	2.39	16
(0.14)	41,936	1.33	1.33	2.60	11

2.94	360,971	0.57	0.57	2.38	6
5.59	308,803	0.58	0.57	2.77	13
6.12	272,612	0.59	0.59	3.09	13
1.04	233,238	0.58	0.58	3.14	16
0.55	218,069	0.58	0.58	3.35	11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 9 - Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Wisconsin
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/94)
2021	$10.71	$0.32	$ 0.36	$ 0.68	$(0.32)	$ —	$(0.32)	$11.07
2020	10.79	0.31	(0.10)	0.21	(0.29)	—	(0.29)	10.71
2019	10.48	0.33	0.32	0.65	(0.34)	—	(0.34)	10.79
2018	10.60	0.34	(0.12)	0.22	(0.34)	—	(0.34)	10.48
2017	11.01	0.35	(0.41)	(0.06)	(0.35)	—	(0.35)	10.60
Class C (02/14)
2021	10.71	0.24	0.35	0.59	(0.23)	—	(0.23)	11.07
2020	10.79	0.22	(0.10)	0.12	(0.20)	—	(0.20)	10.71
2019	10.48	0.24	0.32	0.56	(0.25)	—	(0.25)	10.79
2018	10.60	0.26	(0.13)	0.13	(0.25)	—	(0.25)	10.48
2017	11.01	0.26	(0.41)	(0.15)	(0.26)	—	(0.26)	10.60
Class C2 (02/97)
2021	10.72	0.26	0.35	0.61	(0.26)	—	(0.26)	11.07
2020	10.80	0.25	(0.10)	0.15	(0.23)	—	(0.23)	10.72
2019	10.49	0.27	0.32	0.59	(0.28)	—	(0.28)	10.80
2018	10.61	0.29	(0.13)	0.16	(0.28)	—	(0.28)	10.49
2017	11.02	0.29	(0.41)	(0.12)	(0.29)	—	(0.29)	10.61
Class I (02/97)
2021	10.72	0.35	0.36	0.71	(0.34)	—	(0.34)	11.09
2020	10.81	0.33	(0.11)	0.22	(0.31)	—	(0.31)	10.72
2019	10.50	0.35	0.32	0.67	(0.36)	—	(0.36)	10.81
2018	10.63	0.37	(0.14)	0.23	(0.36)	—	(0.36)	10.50
2017	11.04	0.37	(0.41)	(0.04)	(0.37)	—	(0.37)	10.63

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

6.42%	$81,624	0.89%	0.84%	2.97%	6%
1.93	82,985	0.93	0.84	2.85	23
6.29	77,040	0.93	0.88	3.11	26
2.08	53,569	0.88	0.88	3.27	17
(0.54)	56,228	0.86	0.86	3.23	21

5.59	8,272	1.69	1.64	2.17	6
1.11	9,205	1.73	1.64	2.05	23
5.45	8,690	1.73	1.68	2.31	26
1.27	5,566	1.68	1.68	2.47	17
(1.32)	6,303	1.66	1.66	2.43	21

5.74	384	1.44	1.39	2.41	6
1.37	3,905	1.48	1.39	2.28	23
5.69	5,947	1.48	1.43	2.58	26
1.50	8,836	1.43	1.43	2.72	17
(1.09)	9,907	1.41	1.41	2.68	21

6.72	56,144	0.69	0.64	3.17	6
2.03	61,377	0.73	0.64	3.04	23
6.52	69,305	0.73	0.68	3.32	26
2.21	52,835	0.68	0.68	3.46	17
(0.32)	50,317	0.67	0.67	3.43	21

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 9 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Multistate Trust IV (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of the Nuveen Kansas Municipal Bond Fund (“Kansas”), Nuveen Kentucky Municipal Bond Fund (“Kentucky”), Nuveen Michigan Municipal Bond Fund (“Michigan”), Nuveen Missouri Municipal Bond Fund (“Missouri”), Nuveen Ohio Municipal Bond Fund (“Ohio”) and Nuveen Wisconsin Municipal Bond Fund (“Wisconsin”) (each a “Fund” and collectively, the “Funds”), as diversified funds. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is May 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2021 (the "current fiscal period").
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Shares purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares eight years (ten years prior to March 1, 2021) after purchase. Class I Shares are sold without an up-front sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds' normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing

Notes to Financial Statements (continued)
of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
Kansas	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$297,624,194	$ —	$297,624,194
Common Stocks	—	2,856,248**	—	2,856,248
Total	$ —	$300,480,442	$ —	$300,480,442

Kentucky	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$408,813,528	$ —	$408,813,528

Michigan	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$359,506,893	$ —	$359,506,893

Missouri	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$726,405,840	$ —	$726,405,840
Short-Term Investments*:
Municipal Bonds	—	10,670,000	—	10,670,000
Total	$ —	$737,075,840	$ —	$737,075,840

Ohio	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$729,035,915	$ —	$729,035,915
Common Stocks	—	11,161,732**	—	11,161,732
Total	$ —	$740,197,647	$ —	$740,197,647

Wisconsin	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$149,207,894	$ —	$149,207,894
Common Stocks	—	3,213,350**	—	3,213,350
Total	$ —	$152,421,244	$ —	$152,421,244

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
The Funds hold liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 - Portfolio Securities and Investments in Derivatives. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in Note 5 - Fund Shares.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse

Notes to Financial Statements (continued)
Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Floating rate obligations: self-deposited Inverse Floaters	$ —	$29,845,000	$15,200,000	$ —	$ —	$8,020,000
Floating rate obligations: externally-deposited Inverse Floaters	—	7,190,000	3,150,000	—	13,125,000	750,000
Total	$ —	$37,035,000	$18,350,000	$ —	$13,125,000	$8,770,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Average floating rate obligations outstanding	$ —	$29,845,000	$12,294,521	$ —	$ —	$8,020,000
Average annual interest rate and fees	—%	0.69%	0.62%	—%	—%	0.68%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$ —	$29,845,000	$15,200,000	$ —	$ —	$8,020,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	7,190,000	3,150,000	—	13,125,000	750,000
Total	$ —	$37,035,000	$18,350,000	$ —	$13,125,000	$8,770,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period, were as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Purchases	$35,546,212	$54,124,851	$93,513,134	$127,069,531	$121,762,641	$ 9,536,841
Sales and maturities	15,988,988	17,015,284	13,485,540	34,966,526	42,709,227	23,739,371
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (continued)
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 5/31/21		Year Ended 5/31/20
Kansas	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,978,347	$ 32,007,017	2,980,758	$ 31,920,031
Class A – automatic conversion of Class C2 Shares	30,200	325,949	9,805	104,923
Class C	165,974	1,783,509	232,289	2,490,836
Class C2	1,243	13,260	3,414	35,178
Class I	2,434,292	26,281,615	2,374,515	25,555,631
Shares issued to shareholders due to reinvestment of distributions:
Class A	349,393	3,755,971	411,976	4,403,134
Class C	17,170	184,107	22,750	242,686
Class C2	11,112	119,047	26,783	286,468
Class I	160,778	1,735,084	166,961	1,790,238
	6,148,509	66,205,559	6,229,251	66,829,125
Shares redeemed:
Class A	(2,269,382)	(24,328,710)	(1,856,914)	(19,556,029)
Class C	(205,010)	(2,202,115)	(236,644)	(2,527,922)
Class C2	(817,226)	(8,770,125)	(634,811)	(6,773,394)
Class C2 – automatic conversion to Class A Shares	(30,252)	(325,949)	(9,815)	(104,923)
Class I	(1,279,399)	(13,806,391)	(1,014,134)	(10,772,652)
	(4,601,269)	(49,433,290)	(3,752,318)	(39,734,920)
Net increase (decrease)	1,547,240	$ 16,772,269	2,476,933	$ 27,094,205

	Year Ended 5/31/21		Year Ended 5/31/20
Kentucky	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,863,100	$ 31,937,686	1,605,853	$ 17,717,137
Class A – automatic conversion of Class C Shares	3,420	38,200	—	—
Class A – automatic conversion of Class C2 Shares	30,301	339,332	—	—
Class C	151,028	1,686,721	137,721	1,520,989
Class C2	98	1,075	981	10,808
Class I	2,086,845	23,221,400	2,270,234	25,108,106
Shares issued to shareholders due to reinvestment of distributions:
Class A	569,505	6,345,587	575,904	6,342,468
Class C	12,112	134,899	11,392	125,394
Class C2	7,127	79,203	17,218	189,717
Class I	170,784	1,901,300	136,392	1,499,538
	5,894,320	65,685,403	4,755,695	52,514,157
Shares redeemed:
Class A	(2,571,536)	(28,614,313)	(3,019,723)	(33,288,653)
Class C	(89,201)	(992,457)	(116,171)	(1,276,003)
Class C – automatic conversion to Class A Shares	(3,423)	(38,200)	—	—
Class C2	(653,987)	(7,263,203)	(602,871)	(6,655,243)
Class C2 – automatic conversion to Class A Shares	(30,285)	(339,332)	—	—
Class I	(854,565)	(9,496,332)	(883,291)	(9,656,235)
	(4,202,997)	(46,743,837)	(4,622,056)	(50,876,134)
Net increase (decrease)	1,691,323	$ 18,941,566	133,639	$ 1,638,023

	Year Ended 5/31/21		Year Ended 5/31/20
Michigan	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,070,207	$ 36,887,691	1,334,334	$ 15,763,016
Class A – automatic conversion of Class C2 Shares	3,079	36,885	—	—
Class C	180,001	2,157,299	212,829	2,503,497
Class C2	68	819	954	11,255
Class I	5,441,498	65,390,333	5,015,974	59,159,176
Shares issued to shareholders due to reinvestment of distributions:
Class A	189,739	2,279,974	171,089	2,021,898
Class C	10,689	128,018	11,908	140,275
Class C2	1,982	23,747	3,320	39,153
Class I	312,084	3,744,999	289,773	3,421,206
	9,209,347	110,649,765	7,040,181	83,059,476
Shares redeemed:
Class A	(1,111,907)	(13,377,024)	(1,371,131)	(16,131,194)
Class C	(203,403)	(2,437,160)	(222,443)	(2,619,916)
Class C2	(202,065)	(2,423,225)	(138,499)	(1,632,976)
Class C2 – automatic conversion to Class A Shares	(3,084)	(36,885)	—	—
Class I	(2,498,325)	(30,004,910)	(3,402,856)	(39,803,407)
	(4,018,784)	(48,279,204)	(5,134,929)	(60,187,493)
Net increase (decrease)	5,190,563	$ 62,370,561	1,905,252	$ 22,871,983

	Year Ended 5/31/21		Year Ended 5/31/20
Missouri	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,934,832	$ 92,211,107	5,651,910	$ 65,132,702
Class A – automatic conversion of Class C Shares	1,652	19,102	—	—
Class A – automatic conversion of Class C2 Shares	3,049	35,405	2,330	26,731
Class C	301,156	3,486,423	522,854	6,012,215
Class C2	72	823	1,111	12,762
Class I	6,421,626	74,534,140	6,783,375	77,760,713
Shares issued to shareholders due to reinvestment of distributions:
Class A	712,697	8,284,640	714,185	8,228,464
Class C	31,121	360,156	36,559	419,443
Class C2	5,737	66,307	14,781	169,755
Class I	396,525	4,603,000	396,884	4,566,679
	15,808,467	183,601,103	14,123,989	162,329,464
Shares redeemed:
Class A	(3,077,992)	(35,771,620)	(2,522,054)	(28,865,629)
Class C	(335,535)	(3,876,459)	(260,397)	(2,969,162)
Class C – automatic conversion to Class A Shares	(1,652)	(19,102)	—	—
Class C2	(521,585)	(6,022,469)	(305,413)	(3,514,819)
Class C2 – automatic conversion to Class A Shares	(3,060)	(35,405)	(2,338)	(26,731)
Class I	(4,119,466)	(47,781,525)	(4,127,129)	(47,275,752)
	(8,059,290)	(93,506,580)	(7,217,331)	(82,652,093)
Net increase (decrease)	7,749,177	$ 90,094,523	6,906,658	$ 79,677,371

Notes to Financial Statements (continued)
	Year Ended 5/31/21		Year Ended 5/31/20
Ohio	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,126,493	$ 61,237,435	5,106,972	$ 59,939,208
Class A – automatic conversion of Class C2 Shares	12,378	146,691	4,041	47,406
Class C	332,487	3,946,570	236,151	2,754,472
Class C2	588	7,014	3,977	46,570
Class I	7,580,377	90,272,337	6,122,397	71,716,915
Shares issued to shareholders due to reinvestment of distributions:
Class A	630,137	7,520,868	594,179	6,986,133
Class C	25,124	298,208	25,130	293,778
Class C2	10,769	128,220	17,794	208,531
Class I	550,205	6,543,405	470,065	5,508,702
	14,268,558	170,100,748	12,580,706	147,501,715
Shares redeemed:
Class A	(3,860,976)	(46,034,942)	(4,703,760)	(54,904,010)
Class C	(452,430)	(5,377,681)	(365,532)	(4,264,508)
Class C2	(905,394)	(10,757,108)	(612,844)	(7,162,573)
Class C2 – automatic conversion to Class A Shares	(12,410)	(146,691)	(4,055)	(47,406)
Class I	(3,798,724)	(45,185,367)	(4,190,193)	(48,663,767)
	(9,029,934)	(107,501,789)	(9,876,384)	(115,042,264)
Net increase (decrease)	5,238,624	$ 62,598,959	2,704,322	$ 32,459,451

	Year Ended 5/31/21		Year Ended 5/31/20
Wisconsin	Shares	Amount	Shares	Amount
Shares sold:
Class A	241,908	$ 2,635,340	1,035,793	$ 11,260,793
Class A – automatic conversion of Class C2 Shares	57,969	634,340	15,471	165,829
Class C	272	2,945	145,617	1,588,219
Class C2	54	583	502	5,456
Class I	82,852	900,584	1,510,954	16,450,617
Shares issued to shareholders due to reinvestment of distributions:
Class A	213,164	2,326,447	201,904	2,191,029
Class C	16,801	183,350	15,922	172,762
Class C2	4,606	50,174	8,232	89,453
Class I	125,883	1,375,780	142,260	1,547,818
	743,509	8,109,543	3,076,655	33,471,976
Shares redeemed:
Class A	(891,248)	(9,704,312)	(644,224)	(6,882,308)
Class C	(129,530)	(1,408,976)	(107,438)	(1,170,969)
Class C2	(276,455)	(3,009,788)	(179,667)	(1,955,580)
Class C2 – automatic conversion to Class A Shares	(57,916)	(634,340)	(15,457)	(165,829)
Class I	(869,619)	(9,499,101)	(2,340,768)	(25,000,756)
	(2,224,768)	(24,256,517)	(3,287,554)	(35,175,442)
Net increase (decrease)	(1,481,259)	$(16,146,974)	(210,899)	$ (1,703,466)
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of May 31, 2021.
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Tax cost of investments	$285,774,843	$350,843,390	$322,826,092	$688,148,503	$687,201,878	$134,922,118
Gross unrealized:
Appreciation	$ 16,857,277	$ 28,152,283	$ 22,131,813	$ 50,451,801	$ 53,427,473	$ 9,761,210
Depreciation	(2,151,678)	(26,938)	(651,775)	(1,524,464)	(431,704)	(282,032)
Net unrealized appreciation (depreciation) of investments	$ 14,705,599	$ 28,125,345	$ 21,480,038	$ 48,927,337	$ 52,995,769	$ 9,479,178
Permanent differences, primarily due to taxable market discount and distribution reallocations, resulted in reclassifications among the Funds' components of net assets as of May 31, 2021, the Funds' tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2021, the Funds' tax year end, were as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Undistributed net tax-exempt income[1]	$181,643	$837,028	$218,924	$654,713	$105,294	$768,302
Undistributed net ordinary income[2]	724	—	32,329	260,916	—	—
Undistributed net long-term capital gains	—	—	129,449	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2021 through May 31, 2021, and paid on June 1, 2021.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended May 31, 2021 and May 31, 2020 was designated for purposes of the dividends paid deduction as follows:
2021	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income[3]	$7,036,541	$9,464,176	$7,356,847	$18,027,906	$16,434,091	$4,441,262
Distributions from net ordinary income[2]	10,207	—	—	—	58,376	9,624
Distributions from net long-term capital gains[4]	—	—	—	—	2,146,115	—

2020	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income	$8,137,366	$9,204,418	$6,825,227	$18,564,440	$16,867,780	$4,592,508
Distributions from net ordinary income[2]	—	—	—	135,185	—	5,384
Distributions from net long-term capital gains	—	—	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2021, as Exempt Interest Dividends.
[4]	The Funds hereby designate as long-term capital gain dividend, pursuant to the Internal Revenue Code 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2021.
As of May 31, 2021, the Funds' tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Kansas	Kentucky	Missouri	Wisconsin
Not subject to expiration:
Short-term	$4,311,400	$2,413,688	$4,620,616	$2,424,772
Long-term	2,514,806	3,389,662	129,471	2,751,862
Total	$6,826,206	$5,803,350	$4,750,087	$5,176,634
During the Funds' tax year ended May 31, 2021, the following Funds utilized capital loss carryforwards as follows:
	Kansas	Kentucky	Michigan	Missouri	Wisconsin
Utilized capital loss carryforwards	$56,164	$93,375	$682,336	$327,904	$576,422

Notes to Financial Statements (continued)
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:
Ohio
Post-October capital losses[5]	$11,123
Late-year ordinary losses[6]	—

[5]	Capital losses incurred from November 1, 2020 through May 31, 2021, the Funds' tax year end.
[6]	Ordinary losses incurred from January 1, 2021 through May 31, 2021 and/or specified losses incurred from November 1, 2020 through May 31, 2021.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500	0.2500	0.2500	0.2500
For net assets over $10 billion	0.2375	0.2375	0.2375	0.2375	0.2375	0.2375
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2021, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Kansas	0.1542%
Kentucky	0.1542%
Michigan	0.1542%
Missouri	0.1628%
Ohio	0.1576%
Wisconsin	0.1542%
The Adviser has agreed to waive fees and/or reimburse expenses for Ohio so that total annual Fund operating expenses, (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified only with the approval of shareholders of the Fund.
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.20% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares incur a 0.55% annual 12b-1distribution fee and a 0.20% annual 12b-1 service fee. Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board ("cross-trade"). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the following Funds engaged in cross-trades pursuant to these procedures as follows:
Cross-Trades	Missouri
Purchases	$2,343,632
Sales	975,870
Realized gain (loss)	(68,824)
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Sales charges collected (Unaudited)	$34,904,687	$35,559,481	$41,062,257	$99,872,467	$66,596,539	$3,569,159
Paid to financial intermediaries (Unaudited)	2,961,163	2,916,656	3,151,487	7,889,416	5,134,597	299,846
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Commission advances (Unaudited)	$164,466	$116,045	$169,506	$543,388	$310,611	$70
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
12b-1 fees retained (Unaudited)	$19,957	$18,316	$17,495	$47,205	$24,456	$15,067

Notes to Financial Statements (continued)
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
CDSC retained (Unaudited)	$15,393	$4,450	$1,196	$20,141	$20,213	$5,945
8.  Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts and certain agreements related to preferred shares, which are each described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.
From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, the Funds are not subject to any material legal proceedings.
9.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility's capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts, and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Fund utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:
Wisconsin
Maximum outstanding balance	$1,301,400
During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
Wisconsin
Utilization period (days outstanding)	4
Average daily balance outstanding	$1,301,400
Average annual interest rate	1.39%
Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

10.  Subsequent Events
Committed Line of Credit
During June 2021, the Participating Funds renewed the standby credit facility through June 2022. In conjunction with this renewal the commitment amount increased from $2.405 billion to $2.635 billion and the interest rate changed from the higher of a) LIBOR plus 1.25% or b) the Fed Funds rate plus 1.25% to the higher of a) OBFR (Overnight Bank Funding Rate) plus 1.20% or b) the Fed Funds Rate plus 1.20%. The Participating Funds also incurred a 0.05% upfront fee on the increase of the commitment amount. All other terms remain relatively unchanged.
Class C2 Shares
Class C2 Shares will be converted to Class A Shares after the close of business on June 4, 2021.

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Lipper Ohio Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Ohio Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Glossary of Terms Used in this Report (Unaudited) (continued)
Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 25-27, 2021 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; securities lending; liquidity management; and overall market and regulatory developments. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.
In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a review of temporary and permanent expense caps and fee waivers for open-end funds (as applicable) and related expense savings; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies).
In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:
•	Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;
•	Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;

•	Liquidity Management – continuing to operate the liquidity management program of the applicable Nuveen funds including monitoring daily their liquidity profile and assessing annually the overall liquidity risk of such funds;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;
•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds.
In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Kansas Municipal Bond Fund (the “Kansas Fund”), the Board noted that the Fund’s performance was below the performance of its benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended March 31, 2021, the Fund outperformed its benchmark for the one-year period ended March 31, 2021. In addition, although the Fund ranked in the fourth quartile of its Performance Peer Group for the three-year period ended March 31, 2021, the Fund ranked in the first quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and the third quartile for the five-year period ended March 31, 2021. Similarly, for the periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods, the Fund outperformed its benchmark for the one-year period. The Fund also ranked in the first quartile of its Performance Peer Group for the one-year period, the fourth quartile for the three-year period and the third quartile for the five-year period ended May 14, 2021. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen Kentucky Municipal Bond Fund (the “Kentucky Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2020 and second quartile for the three- and five-year periods ended December 31, 2020. In addition, the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended March 31, 2021 and was approximately the same as the performance of its benchmark for the one-year period ended March 31, 2021. The Fund also ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2021. Further, for the periods ended May 14, 2021, although the

Fund’s performance was below the performance of its benchmark for the three- and five-year periods, the Fund outperformed its benchmark for the one-year period and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen Michigan Municipal Bond Fund (the “Michigan Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2020, the Fund outperformed its benchmark for the one-year period ended December 31, 2020 and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020. In addition, although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2021, the Fund ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and first quartile for the three- and five-year periods ended March 31, 2021. Further, for the periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen Missouri Municipal Bond Fund (the “Missouri Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020, the Fund ranked in the second quartile of its Performance Peer Group for the one-year period ended December 31, 2020 and the first quartile for the three- and five-year periods ended December 31, 2020. Similarly, the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2021, but the Fund ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and the first quartile for the three- and five-year periods ended March 31, 2021. For the periods ended May 14, 2021, the Fund’s performance was below the performance of its benchmark for the three- and five-year periods, but the Fund outperformed its benchmark for the one-year period and ranked in the second quartile of its Performance Peer Group for the one-year period and the first quartile for the three- and five-year periods. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen Ohio Municipal Bond Fund (the “Ohio Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2020, the Fund outperformed its benchmark for the one-year period ended December 31, 2020 and ranked in the first quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2020 and second quartile of its Performance Peer Group for the five-year period ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2021, the Fund ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and the first quartile of its Performance Peer Group for the three- and five-year periods. In addition, for periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period, the first quartile for the three-year period and the second quartile for the five-year period. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen Wisconsin Municipal Bond Fund (the “Wisconsin Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020 and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended December 31, 2020, it ranked in the first quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2020. In addition, although the Fund’s performance was below the performance of its benchmark for the five-year period ended March 31, 2021, the Fund outperformed its benchmark for the one- and three-year periods ended March 31, 2021 and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2021. Further, for the periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods, the Fund outperformed its benchmark for the one-year period and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods. Based on its review, the Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and/or to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.2 million in fees for shareholders in 2020.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that (a) the Kansas Fund, the Kentucky Fund and the Michigan Fund each had a net management fee that was slightly higher than the peer average, but a net expense ratio that was below the peer average; (b) the Missouri Fund had a net management fee that was higher than the peer average, but a net expense ratio that was below the peer average; (c) the Ohio Fund had a net management fee that was in line with the peer average and a net expense ratio that was below the peer average; and (d) the Wisconsin Fund had a net management fee that was higher than the peer average, but a net expense ratio that was in line with the peer average.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts as well as the sub-advisory fee the Sub-Adviser received for serving as sub-adviser to passive ETFs offered outside the Nuveen family.
In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.
In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.
In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2019 and 2020), including the permanent expense cap applicable to the Ohio Fund.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that, subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage each Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Directors (the “Board”) previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), as the administrator of the Program. The Adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the Adviser’s Liquidity Oversight Sub-Committee (“LOSC”). LMAT and LOSC are composed of personnel from the Adviser and Teachers Advisors, LLC, an affiliate of the Adviser.
At a May 26, 2021 meeting of the Board, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the calendar year 2020 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of its portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each of the Funds’ portfolio investments are classified into one of four liquidity categories (including the most liquid, “Highly Liquid,” and the least liquid, “Illiquid,” as discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, using third-party vendor data.
A fund that does not primarily hold Highly Liquid investments must, among other things, determine a minimum percentage of the fund’s net assets that must be invested in Highly Liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a fund from acquiring Illiquid investments if doing so would result in the fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the fund’s board and the Securities and Exchange Commission any time a fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, the Funds did not exceed the 15% limit on Illiquid investments.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	143
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College and the Iowa College Foundation; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	143

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	143
Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).	143
Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses)(2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	143
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	143

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	143
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lakes states' Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).	143
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe Global Markets, Inc., (2010-2020) (formerly named CBOE Holdings, Inc.); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	143
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Trustee	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	143

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	143
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	143

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-2016) of Nuveen; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen, LLC (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017) and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-MS6-0521D1706526-INV-Y-07/22

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PriceWaterHouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PriceWaterHouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended May 31, 2021	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Kansas Municipal Bond Fund	31,310	0	0	0
Nuveen Kentucky Municipal Bond Fund	31,525	0	0	0
Nuveen Missouri Municipal Bond Fund	32,580	0	0	0
Nuveen Michigan Municipal Bond Fund	31,410	0	0	0
Nuveen Ohio Municipal Bond Fund	32,670	0	0	0
Nuveen Wisconsin Municipal Bond Fund	30,840	0	0	0

Total	$190,335	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Kansas Municipal Bond Fund	0%	0%	0%	0%
Nuveen Kentucky Municipal Bond Fund	0%	0%	0%	0%
Nuveen Missouri Municipal Bond Fund	0%	0%	0%	0%
Nuveen Michigan Municipal Bond Fund	0%	0%	0%	0%
Nuveen Ohio Municipal Bond Fund	0%	0%	0%	0%
Nuveen Wisconsin Municipal Bond Fund	0%	0%	0%	0%

May 30, 2020	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Kansas Municipal Bond Fund	30,725	0	0	0
Nuveen Kentucky Municipal Bond Fund	30,955	0	0	0
Nuveen Missouri Municipal Bond Fund	31,895	0	417	0
Nuveen Michigan Municipal Bond Fund	30,705	0	0	0
Nuveen Ohio Municipal Bond Fund	32,065	0	0	0
Nuveen Wisconsin Municipal Bond Fund	30,335	0	0	0

Total	$186,680	$0	$417	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Kansas Municipal Bond Fund	0%	0%	0%	0%
Nuveen Kentucky Municipal Bond Fund	0%	0%	0%	0%
Nuveen Missouri Municipal Bond Fund	0%	0%	0%	0%
Nuveen Michigan Municipal Bond Fund	0%	0%	0%	0%
Nuveen Ohio Municipal Bond Fund	0%	0%	0%	0%
Nuveen Wisconsin Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2021	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen MultiState Trust IV	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 30, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen MultiState Trust IV	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

		Total Non-Audit Fees
		billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
Fiscal Year Ended May 31, 2021	Total Non-Audit Fees Billed to Trust	operations and financial reporting of the Trust)	Providers (all other engagements)
Fund Name
Nuveen Kansas Municipal Bond Fund	0	0	0
Nuveen Kentucky Municipal Bond Fund	0	0	0
Nuveen Missouri Municipal Bond Fund	0	0	0
Nuveen Michigan Municipal Bond Fund	0	0	0
Nuveen Ohio Municipal Bond Fund	0	0	0
Nuveen Wisconsin Municipal Bond Fund	0	0	0

Total	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

		Total Non-Audit Fees
		billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
Fiscal Year Ended May 30, 2020	Total Non-Audit Fees Billed to Trust	operations and financial reporting of the Trust)	Providers (all other engagements)
Fund Name
Nuveen Kansas Municipal Bond Fund	0	0	0
Nuveen Kentucky Municipal Bond Fund	0	0	0
Nuveen Missouri Municipal Bond Fund	417	0	0
Nuveen Michigan Municipal Bond Fund	0	0	0
Nuveen Ohio Municipal Bond Fund	0	0	0
Nuveen Wisconsin Municipal Bond Fund	0	0	0

Total	$417	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust IV

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: August 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: August 5, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: August 5, 2021